                                                                   Exhibit 10.12


                           NATIONWIDE RETIREMENT PLAN

                         RESTATED AS OF JANUARY 1, 2002

                                TABLE OF CONTENTS

ARTICLE                                                                                                     PAGE

I        Definitions............................................................................................1

II       Eligibility...........................................................................................27

III      Benefit Amounts.......................................................................................31
         3.01     FAP Benefit .................................................................................31
         3.02     Account Balance .............................................................................33
         3.03     Normal Retirement; Deferred Retirement.......................................................34
         3.04     Early Retirement Benefit.....................................................................36
         3.05     Minimum Year-End Accrued Benefit ............................................................40
         3.06     Minimum Early Retirement Accrued Benefit.....................................................40
         3.07     Minimum Year-End Early Retirement Benefit....................................................40
         3.08     Maximum Benefit..............................................................................40
         3.09     Payment of Benefits..........................................................................42
         3.10     Military Service.............................................................................42
         3.11     Employee Contributions ......................................................................43
         3.12     Calculation Methods .........................................................................43

IV       Forms of Annuity-Method of Payment....................................................................45
         4.01     Form of Annuity Normally Payable.............................................................45
         4.02     Straight Life Annuity Form...................................................................45
         4.03     Contingent Annuity Forms.....................................................................45
         4.04     Life Annuity - Period Certain Form...........................................................46
         4.05     Election of Optional Annuity Form............................................................47
         4.06     Available Cash Benefit.......................................................................49
         4.07     Level Income Option..........................................................................51
         4.08     Designation of Beneficiary ..................................................................53
         4.09     Unisex Benefit Calculation...................................................................53
         4.10     Minimum Distribution Requirements............................................................54
         4.11     Pre-Retirement Distributions.................................................................55
         4.12     Lump Sum Payment ............................................................................55
         4.13     Method of Payment ...........................................................................55

V        Death Benefits Prior to Retirement Date...............................................................57

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                                       i



         5.01     Automatic Spouse's Benefit...................................................................57
         5.02     Death Benefit................................................................................59
         5.03     Relationship to Spouse's Benefit Option; Cost................................................61

VI       Change of Status of Participant.......................................................................62
         6.01     Death........................................................................................62
         6.02     Severance of Employment .....................................................................62
         6.03     Disability...................................................................................64
         6.04     Transferred Participants.....................................................................67
6.05     Rehire Prior to July 1, 1998, By Participating Employer or Non-.......................................69
                  Participating Employer of Employees with an Initial Date of Hire
                  Prior to the First Day of the First Plan Year Commencing After
                  December 31, 1988
6.06     Recredit of Service at Rehire for Employees with an Initial Date .....................................72 of Hire On or After the First Day of the First Plan Year
                  Commencing After December 31,1998, and Employees Rehired
                  On or After July 1, 1998
         6.07     Rehire of Former Farmland or Wausau Employees................................................79
         6.08     No Divestiture For Cause.....................................................................80
         6.09     Non-Duplication of Benefits..................................................................80
         6.10     Military Service.............................................................................81
6.11     Suspension of Benefits Upon Rehire or Employment Past.................................................81
                  Normal Retirement Date

VII      The Variable Annuity..................................................................................86
         7.01     The Fund.....................................................................................86
         7.02     Calculations.................................................................................86
         7.03     Adjustment ..................................................................................87
7.04     Guaranteed Increases..................................................................................89

VIII     Funding...............................................................................................90
         8.01     Contributions Payable........................................................................90
         8.02     Funding Standard Account.....................................................................91
         8.03     Investment of Contributions..................................................................91

IX       Amendment of Plan.....................................................................................92

X        Termination of Plan:  Merger..........................................................................93

XI       Limitation on Benefits................................................................................95

                                       ii

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

XII      Administration of Plan................................................................................97

XIII     Claims Procedure......................................................................................99

XIV      General Provisions...................................................................................100

XV       Top-Heavy Provisions.................................................................................107
         15.01    When Effective..............................................................................107
         15.02    Determination of Top-Heavy..................................................................107
         15.03    Minimum Benefit ............................................................................109
         15.04    Minimum Vesting.............................................................................109
         15.05    Change in Top-Heavy.........................................................................109

XVI      Benefit Exceptions...................................................................................110

XVII     Construction.........................................................................................112

XVIII    Execution............................................................................................113

XIX      Retiree Medical Benefits.............................................................................114
         19.01    Definitions.................................................................................114
         19.02    Medical Benefits............................................................................115
         19.03    Limitations.................................................................................115
         19.04    Contributions...............................................................................116
         19.05    Disbursements...............................................................................116
         19.06    Medical Benefits Account....................................................................117
         19.07    Amendments..................................................................................117

XX       Early Retirement Window..............................................................................119
         20.01    Eligibility.................................................................................119
         20.02    Age Enhancement.............................................................................120
         20.03    Service Enhancement.........................................................................121
         20.04    Social Security Adjustment..................................................................121

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                                      iii

                                    ARTICLE I

                                   DEFINITIONS

"ACB ANNUITY" means the immediate fixed annuity benefit with a present value, determined based on the Applicable Interest Rate, as of the Participant's Lump Sum Date, which is equal to a Participant's Available Cash Benefit, and which the Participant has elected in lieu of the Available Cash Benefit.

"ACCOUNT BALANCE" means, for each Participant who earns a Month of Accrual Service on or after January 1, 2002, the amount credited to the notional account maintained for such Participant as described in Section 3.02 of the Plan. Any Participant who has not earned a Month of Accrual Service since December 31, 2001, has no Account Balance. The Participant's Account Balance is converted into his or her Account Balance Benefit on his or her Termination Date. After such conversion, the Participant has no Account Balance.

"ACCOUNT BALANCE BENEFIT" means the annuity, commencing on the first day of the calendar month coincident with or next following the date the Participant attains his or her Normal Retirement Age, that would be the Actuarial Equivalent of the Participant's Account Balance if the interest rate utilized to calculate such Actuarial Equivalent benefit was equal to the Applicable Interest Rate on the Participant's Termination Date, adjusted as provided in Section 14.09, reduced, as provided in Section 3.11, to the extent that a Participant has elected to receive his or her Contributions with Interest as a lump sum payment. This benefit will include a variable annuity, as described in Article VII, equal to the variable annuity, if any, included in the Participant's FAP Benefit. The remainder of the Participant's Account Balance Benefit shall be a fixed annuity, the present value of which, determined as provided above, will be his or her Account Balance reduced by the present value, determined as provided above, of the variable annuity described in the preceding sentence. "ACCRUED BENEFIT" means the annuity payable at a Participant's Normal Retirement Age, or, if the Participant has already reached his or her Normal Retirement Age, the Participant's current age:

     (a) for each Participant who has not accrued a Month of Accrual Service since December 31, 2001, the FAP Benefit;

     (b) for each Participant, as of December 31, 2001, who accrues a Month of Accrual Service on or after January 1, 2002, the greater of the FAP Benefit, or the Participant's Account Balance Benefit; or

     (c) for each Participant who accrues his or her first Month of Accrual Service on or after January 1, 2002, the Participant's Account Balance Benefit,

provided, however, that the Accrued Benefit of a Participant can never be less than the annuity

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                                       1
benefit commencing at his or her Normal Retirement Age which is the Actuarial Equivalent, determined without consideration of pre-retirement mortality and utilizing an interest rate equal to the Applicable Interest Rate, of his or her Employee Contributions with Interest, if any, remaining after taking into account any distribution received by the Participant pursuant to Section 4.05.

"ACTUARY" means a person enrolled with the Joint Board for the Enrollment of Actuaries established by the Secretary of Labor and the Secretary of the Treasury under the Employee Retirement Income Security Act of 1974.

"ACTUARIAL EQUIVALENT" means, for purposes of determining the benefit payable in an optional form, a benefit of equivalent value as computed by an Actuary using the factors in effect under the Plan for the last day on which the Participant had Service which was considered in determining the the Participant's Accrued Benefit. The factors in effect on and after December 31, 1995, are:

          (a)  an interest rate of five percent (5%) for benefits described in
               Section 3.01(c) and seven and one-half percent (71/2%) for all other benefits; and

          (b) the applicable mortality table under Section 417(e) of the Code with contingent annuitant ages set back three (3) years.

"AGENT" means a person duly licensed in accordance with applicable state insurance laws and under contract to sell insurance offered by any insurance company Participating Employer, as an independent contractor or an employee of a corporation licensed to sell insurance offered by an insurance company Participating Employer, or as a staff member of either such an independent contractor or licensed corporation.

 "ANNUAL EARNINGS" means:

          (a)  (i)      for a salaried Participant for each calendar year, the
                        sum of:

                        (A) the basic monthly rate of compensation at the end of the last payroll period of that calendar year multiplied by twelve (12); plus

                        (B)     overtime paid in said calendar year;

               (ii) if the salaried Participant is an account representative, Annual Earnings shall not be less than the annual cash compensation (after adjustment for expenses) earned for said calendar year;

               (iii) if the salaried Participant is on a leave of absence authorized by Wausau at the end of the calendar year, the Annual Earnings for such year shall be

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                                       2
                        the sum of:

                        (A) the basic monthly rate of compensation in effect immediately prior to the date the leave of absence began, multiplied by twelve (12); plus

                        (B) for periods beginning after December 31, 1975, overtime paid in said calendar year;

                        provided that if Participant is an account representative, the Annual Earnings shall be the greater of:

                        (C)     the sum of the amounts determined in
                                subparagraphs (iii)(A) and (iii)(B) above; or

                        (D) the average compensation determined in accordance with paragraph (a)(ii) above for the five (5) calendar years preceding the leave of absence; and

        (b) for an hourly paid Participant for each calendar year, the individual's compensation as shown on the Form W-2 issued by Wausau for such individual for the calendar year, plus the amount obtained by:

                (i) dividing the compensation as shown on the Form W-2 by the number of weeks the Participant was actually at work; and

                (ii) multiplying the quotient obtained in paragraph (b)(i) above by the number of weeks the Participant was on a leave of absence.

        (c) For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the Annual Earnings of each employee taken into account for determining all benefits provided under this Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limit shall be effective on January 1, 1990. The annual compensation taken into account was $209,200; $222,220; $228,860; and
                $235,840 for Plan Years starting January 1, 1990; January 1, 1991; January 1, 1992; and January 1, 1993, respectively.

                For Plan Years beginning on or after January 1, 1994, and before January 1, 2002, the Annual Earnings of each employee taken into account for determining all

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                                       3
                benefits under this Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not in excess of twelve months, over which compensation is determined beginning in such calendar year. If such a period over which compensation is determined is not a calendar year, the limitation described above will be multiplied by a fraction, the numerator of which is the number of months in such determination period and the denominator of which is twelve.

                For Plan Years beginning on or after January 1, 2002, the Annual Earnings of each employee for any Plan Year taken into account for determining any benefit under this Plan which is determined by taking into account service or compensation earned on or after such date shall not exceed $200,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The limits on Compensation applicable to grandfathered benefits determined on or prior to December 31, 2001, shall remain applicable. The cost of living adjustment in effect for a calendar year applies to any period, not in excess of twelve months, over which compensation is determined beginning in such calendar year. If such a period over which compensation is determined is not a calendar year, the limitation described above will be multiplied by a fraction, the numerator of which is the number of months in such determination period and the denominator of which is twelve.

"APPLICABLE INTEREST RATE" means the applicable interest rate as defined in Code
Section 417(e)(3)(A)(ii), determined as of the beginning of each calendar quarter (i.e., on January 1, April 1, July 1 and October 1 of each year) based on the rate published by the Internal Revenue Service for the second month preceding the beginning of such calendar quarter.

"AVAILABLE CASH BENEFIT" means the greater of:

(a) 25% of such Participant's vested Account Balance on his or her Termination Date (immediately prior to the conversion of such Account Balance to his or her Account Balance Benefit), to the extent it exceeds the Participant's Contributions with Interest, or

(b)     the lesser of:

        (i)     the Participant's Cash Benefit, or

        (ii)    $25,000.

If a Participant is rehired by a Participating Employer or Non-Participating Employer on or after January 1, 2002, and his or her benefit is suspended in accordance with Section 6.11, his or her Available Cash Benefit on any Severance Date subsequent to such suspension shall be

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January 1, 2002
determined as if his or her Account Balance on such Termination Date was equal to the difference between his or her actual Account Balance on that date and his or her Account Balance on the date on which her Account Balance was reestablished as provided in Section 6.11.

The Participant's Available Cash Benefit shall not include the Participant's Contributions with Interest.

"BASE BENEFIT" means that portion of a Participant's Residual Annuity Benefit derived from the portion of the benefit formula that applies to all of the Participant's Covered Compensation.

"BENEFITS COMMITTEE" means a committee of at least three senior officers of Nationwide Mutual Insurance Company who are appointed by the Board of Directors of the Nationwide Mutual Insurance Company from time to time. The initial members of the Benefits Committee shall be the Chief Financial Officer, Chief Human Resources Officer and General Counsel of Nationwide Mutual Insurance Company.

"BREAK IN SERVICE" means:

        (a) for periods prior to January 1, 1996, a Computation Period during which an employee completed less than 501 Hours of Service; and

        (b) for periods after December 31, 1995, a Computation Period during which an employee has not completed an Hour of Service.

"BRIDGE PERIOD" means:

        (a) For employees with an initial Date of Hire on or after the first day of the first Plan Year commencing after December 31, 1988, or rehired on or after July 31, 1998, whose rehire date is either before August 1, 1999, or after December 31, 2001, a period of twelve months or less; or

        (b) For employees with an initial Date of Hire on or after the first day of the first Plan Year commencing after December 31, 1988, or rehired on or after July 31, 1998, whose rehire date is on or after August 1, 1999, and before January 1, 2002, a period of 366 or fewer days.

"CASH BENEFIT" means, for each Participant who earns a Month of Accrual Service on or after January 1, 2002, the greatest of:

        (a) the present value, , determined as provided in Section 3.12(a), of the Participant's FAP Benefit;

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                                       5

        (b) the present value, , determined in accordance with Section 3.12(b), of the Participant's Account Balance Benefit; and

        (c) the Participant's Account Balance on his or her Termination Date (immediately prior to the conversion of such Account Balance to his or her Account Balance Benefit), to the extent it exceeds the Participant's Contributions with Interest.

If a Participant is rehired by a Participating Employer or Non-Participating Employer on or after January 1, 2002, and his or her benefit is suspended in accordance with Section 6.11, his or her Cash Benefit on any Severance Date subsequent to such suspension shall be determined as if his or her Account Balance on such Termination Date was equal to the difference between his or her actual Account Balance on that date and his or her Account Balance on the date on which her Account Balance was reestablished as provided in Section 6.11, and he or she had not FAP Benefit.

Any Participant who has not earned a Month of Accrual Service since December 31, 2001, has no Cash Benefit.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMPENSATION RATE" means the amount of base salary paid to an employee (including any amount which is contributed by a Participating Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the employee under Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b)) from a Participating Employer or Participating Employers, as the case may be, for each calendar year prior to his or her Normal Retirement Date plus the sum of 100% of recurring incentive compensation based on sales volume, other than base salary, as may have been paid to him throughout the calendar year ending on such December 31, including talent fees received after March 1, 1966, by an Employee of any broadcasting station or cable system owned by Nationwide Communications Inc., and excluding any such compensation paid on account of overtime or designated as Cost-of-Living Adjustment or Supplementary Living Adjustment. In no event shall bonuses, awards, or any other form of non-recurring compensation be included in determining an Employee's Compensation Rate.

For calendar years after 1988 and prior to 1994, an Agency Manager's Compensation Rate shall be calculated as described above, except that the percentage of recurring compensation considered will be 75%. For calendar years after 1993, an Agency Manager's Compensation Rate shall be calculated as described above, except that the percentage of recurring compensation considered will be 100%, but only to the extent such compensation does not represent payments or reimbursements for agency business expenses.

"COMPUTATION PERIOD" when used to compute (i) a Break in Service or (ii) a Year of Service (which is used in determining eligibility and as a basis for determining Years of Vesting Service prior to the first Plan Year following December 31, 1988), means the 12 month period beginning

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                                       6
on an Employee's Date of Hire and each 12 month period beginning on an anniversary of such Date of Hire.

"COVERED COMPENSATION" means compensation as defined in Sections 415(c)(3) and 414(s) of the Code and Treasury Regulation Section 1.415-2(d)(11)(i), adjusted as provided in Treasury Regulation Section 1.414(s)-1(c)(4), but excluding (i) severance pay and other amounts paid following the later of the pay period which includes the Participant's Date of Termination or the pay period in which Participant's Date of Termination is posted to the payroll system of the Participating Employers, (ii) reimbursement for relocation expenses and related payments, (iii) company car value or subsidy or reimbursement for loss of company car, (iv) a lump sum payment for vacation days made at severance of employment or pursuant to an election of the Participant, (v) imputed income, executive perquisites and benefits paid under any long term performance plan or long term equity plan, (vi) income imputed to any Participant as a result of the provision of health or other benefits to a Household Member(s), (vii) any payment made to an Employee to offset, in whole or part, the tax cost of other amounts paid by a Participating Employer which are included in the Employee's income for federal income tax purposes, (viii) any payment of deferred compensation made prior to an Employee's Severance Date, or (ix) expense reimbursements or expense allowances; and is the compensation earned for a calendar year which is taken into account in determining his or her Final Average Compensation hereunder, as herein determined. Further, for any calendar year beginning on or after January 1, 1998, Covered Compensation shall also include the amount, if any, attributable to any benefit provided by a Participating Employer that is not includible in the gross income of the employee under Code section 132(f)(4).

Covered Compensation for certain participants, including, but not limited to City Directors, State Presidents, Case Development Managers, and Salaried Registered Representatives, be limited so that the portion of Covered Compensation which results from recurring payments of amounts determined on a quarterly or more frequent basis which are based on sales volume or other similar individual efforts pertaining to products offered on behalf of the Public Employees Benefit Services Corporation (PEBSCO), Financial Horizons Distributors Agency, Inc., their subsidiaries, and affiliates , shall be excluded, for Plan Years beginning prior to January 1, 1997, to the extent that the inclusion of such amounts in the Covered Compensation for such year increases Covered Compensation above $70,000.

For the purpose of determining a Neckura employee's Covered Compensation, remuneration, based on the inclusions and exclusions set forth in this Section, paid to him or her by Neckura shall be deemed to have been paid by the Plan Sponsor.

For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual compensation of each employee taken into account for determining all benefits provided under this Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for

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Plan Years beginning in such calendar year and the first adjustment to the
$200,000 limit shall be effective on January 1, 1990. The annual compensation taken into account was $209,200; $222,220; $228,860; and $235,840 for Plan Years
starting January 1, 1990; January 1, 1991; January 1, 1992; and January 1, 1993, respectively.

For Plan Years beginning on or after January 1, 1994, and before January 1, 2002, the annual compensation of each employee taken into account for determining all benefits under this Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not in excess of twelve months, over which compensation is determined beginning in such calendar year. If such a period over which compensation is determined is not a calendar year, the limitation described above will be multiplied by a fraction, the numerator of which is the number of months in such determination period and the denominator of which is twelve.

For Plan Years beginning on or after January 1, 2002, the annual compensation of each employee for any Plan Year taken into account for determining any benefit under this Plan which is determined by taking into account service or compensation earned on or after such date shall not exceed $200,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The limits on Compensation applicable to grandfathered benefits determined on or prior to December 31, 2001, shall remain applicable. The cost of living adjustment in effect for a calendar year applies to any period, not in excess of twelve months, over which compensation is determined beginning in such calendar year. If such a period over which compensation is determined is not a calendar year, the limitation described above will be multiplied by a fraction, the numerator of which is the number of months in such determination period and the denominator of which is twelve.

"CSC" means Cooperative Service Company.

"CSC PLAN" means the Farmland Industries, Inc. Employee's Retirement Plan, as in effect on August 31, 1997.

"DATE OF HIRE" means the date on which an employee's first Hour of Service was performed, and the first day, following a Severance Date, on which the employee performs an Hour of Service.

"DEFERRED RETIREMENT DATE" means:

        (a) for a Participant who continued employment past his or her Normal Retirement Date, the first day of the calendar month next following a Participant's Severance Date, and

        (b) for a Participant who is reemployed after his or her Retirement Date and whose benefits are suspended pursuant to Section 6.11 as a result, the first day of the

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                calendar month next following such Participant's Severance Date following such suspension of benefits.

"ELIGIBLE TERMINATION" means:

        (a) a Participant's Termination of Employment after attaining age 55 and completing 60 Months of Vesting Service; or

        (b) for Terminations of Employment after January 1, 2002, and as a result of an Involuntary Termination due to the elimination of an Employee's position, a Participant's Termination of Employment after attaining age 52 and completing 60 Months of Vesting Service.

"EMPLOYEE" means a person performing services for a Participating Employer, excluding any such person who is an NADP-NABP-FADP Agent, an Excluded Worker, or a non-resident alien who receives no earned income (within the meaning of Code
Section 911(d)(2)) from a Participating Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

Any United States citizen who is an employee of Neckura, a subsidiary of the Plan Sponsor, shall be deemed to be an employee of the Plan Sponsor during any period of service with Neckura during which he is covered under the Social Security Act under an agreement between the Secretary of the Treasury and the Plan Sponsor in accordance with Section 3121(l) of the Code.

"EMPLOYEE CONTRIBUTIONS" means contributions to this Plan or any predecessor plan made by a Participant as a condition of participation or otherwise, other than rollover contributions of taxable benefits.

"EMPLOYER" means a Participating Employer and any entity which was formerly a Participating Employer but which has terminated its participation in the Plan.

"ENTRANCE DATE" means the date as of which a Participating Employer joins the Plan.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"EXCESS BENEFIT" means that portion of a Participant's Residual Annuity Benefit derived from the portion of the benefit formula that applies to the Participant's Covered Compensation to the extent it exceeds his or her Social Security Covered Compensation.

"EXCESS COMPENSATION" shall mean, for each Participant on each Payday, the excess of his or her Covered Compensation earned as an Employee for the Plan Year, determined as of such Payday, over the Social Security Wage Base for the Plan Year, reduced by the excess of his or her Covered Compensation earned as an Employee for the Plan Year, determined as of the

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                                       9
preceding Payday, over the Social Security Wage Base for the Plan Year.

"EXCLUDED WORKER" means any individual performing services for a Participating Employer who is classified, at the time such services are being rendered, by such Participating Employer:

(a)     as retained to work on a discrete project or creative matter;

(b) as an independent contractor, as evidenced by the Participating Employer's failure to withhold taxes from such individual's compensation, including, but not limited to, Agents; or

(c)     as a Leased Employee employed by another employer.

An individual's status as an Excluded Worker will not be affected by a later determination that such an individual was actually an employee of a Participating Employer.

"FAP BENEFIT" means the benefit described in Section 3.01, reduced, as provided in Section 3.11, to the extent that a Participant has elected to receive his or her Contributions with Interest as a lump sum payment.

"FAP ENHANCEMENT" means, in the case of a Participant who is otherwise eligible for an FAP Benefit, and for whom the present value described in Section 3.12(b) exceeds the present value described in Section 3.12(a), an annuity benefit commencing on the first day of the calendar month coincident with or next following his or her attainment of Normal Retirement Age which is the Actuarial Equivalent, determined using the Applicable Interest Rate, of the excess, if any, of the amount described in Section 3.12(b) over the amount described in
Section 3.12(a). This additional benefit shall be treated in the same manner as an element of an FAP Benefit attributable to Months of Participation Service accrued after December 31, 2006.

"FARMLAND" means the Farmland Mutual Insurance Company.

"FARMLAND COVERED COMPENSATION" means a Participant's Compensation for the previous calendar year, divided by the number of months, or fractions thereof, during which the Compensation was paid. In the case of a Participant who returns from a leave of absence without pay, the months during such leave when the Participant received no Compensation shall not be counted for this purpose.

Under certain circumstances, the Plan, in determining a Participant's Final Average Compensation, may take into account a Wage Base prior to the last day of the Plan Year in which ends the calendar year on which the Wage Base is based. The circumstances are where the Participant has a Separation from Service on or after December 31, but on or before the end of the same Plan Year.

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January 1, 2002

"FARMLAND PLAN" means the Farmland Mutual Insurance Company Employee's Retirement Plan, as in effect on December 31, 1995.

"FINAL AVERAGE COMPENSATION" means:

         (a) for purposes of Section 3.01(a), the average of the highest five (5) consecutive Covered Compensations in effect with respect to a Participant during his or her last ten (10) years of Service, or, if he or she has accrued less than five (5) such Covered Compensations, the average of all such Covered Compensations accrued;

         (b) for purposes of Section 3.01(b), the average of the highest four (4) Farmland Covered Compensations of the Participant's last ten (10) consecutive Farmland Covered Compensations determined as of the end of the calendar year ending coincident with or immediately preceding the Participant's Severance Date, or, if he or she has accrued less than four
                  (4) such Farmland Covered Compensations, the average of all such Covered Compensations accrued;

         (c) for purposes of Section 3.01(c), the average of the highest three (3) consecutive Nationwide Covered Compensations in effect with respect to a Participant during his or her last ten (10) years of Service or, if he or she has accrued less than three (3) such Nationwide Covered Compensations, the average of all such Nationwide Covered Compensations accrued, provided, however, that for years prior to January 1, 1988, Nationwide Covered Compensations for calendar years after an employee attained Normal Retirement Age were excluded from consideration under this Section; and

         (d) for purposes of Section 3.01(d), the average of the highest three (3) consecutive Wausau Covered Compensations in effect with respect to a Participant during his or her last ten (10) years of Service determined as of the end of the calendar year ending coincident with or immediately preceding the Participant's Severance Date, or, if he or she has accrued less than three (3) such Wausau Covered Compensations, the average of all such Covered Compensations accrued.

"HOUR OF SERVICE" shall mean each hour for which an employee receives credit for various purposes of the Plan, as follows:

         (a) One hour for each hour for which he or she is directly or indirectly paid, or entitled to payment, by a Participating Employer, Non-Participating Employer, or other employer which is a member of a controlled group of corporations (aggregated under Code Section 414(b)) of which a Participating Employer or Non-Participating Employer is also a member, for the performance of duties during the applicable computation period for which his or her Hours Of Service are being determined under the Plan. (These hours shall be credited to the


Nationwide Retirement Plan
January 1, 2002
                  employee for the Computation Period or Periods in which the duties are performed, and shall include hours for which back pay has been either awarded or agreed to by an employer as provided by regulations under ERISA, with no duplication of credit for hours.)

         (b)      One hour for each hour, in addition to the hours in Paragraph
                  (1) above, for which he or she is directly or indirectly paid, or entitled to payment, by a Participating Employer, Non-Participating Employer, or other employer which is a member of a controlled group of corporations (aggregated under Code Section 414(b)) of which a Participating Employer or Non-Participating Employer is also a member, for reasons other than for the performance of duties during the applicable computation periods, such as: paid vacation, holidays, jury duty, sickness, disability, layoff, and similar paid periods of non-working time. (These hours shall be counted in the Computation Period or Periods during which no duties were performed.)

         (c) The number of normally scheduled work hours for each week during any period he or she is on any leave of absence from work with a Participating Employer, Non-Participating Employer, or other employer which is a member of a controlled group of corporations (aggregated under Code Section 414(b)) of which a Participating Employer or Non-Participating Employer is also a member, for military duty with the armed forces of the United States but not to exceed the period required under the law pertaining to veterans reemployment rights; provided, however, if he or she fails to report for work at the end of such leave during which he or she has reemployment rights, no credit shall be given for hours on such leave. (These hours shall be credited in the Computation Period or Periods during which the employee was a member of the armed forces).

         (d) The number of normally scheduled work hours for each day of any other authorized leave of absence from work with a Participating Employer, Non-Participating Employer, or other employer which is a member of a controlled group of corporations (aggregated under Code Section 414(b)) of which a Participating Employer or Non-Participating Employer is also a member, for which he or she is not compensated. (These hours shall be credited in the Computation Period or Periods during which the employee was on a leave of absence).

         (e) In the case of each employee who is absent from work for any period:

                  (i)      By reason of the pregnancy of the employee;

                  (ii)     By reason of birth of a child of the employee;

Nationwide Retirement Plan
January 1, 2002

                  (iii) By reason of the placement of child with the employee in connection with adoption of such child by such employee, or

                  (iv) For purposes of caring for such child for a period beginning immediately following such birth or placement,

                  then Hours of Service shall include one hour for each hour which otherwise would normally have been credited to the employee but for such absence, but only to a maximum of 501 hours, and only for purposes of determining whether the employee had a Break in Service. Such Hours of Service shall be credited to the Computation Period in which the absence from work begins, to the extent necessary to avoid a Break in Service in such Computation Period. Any remaining Hours of Service credited under this Paragraph (5) shall be credited to the next succeeding Computation Period.

         (f) Each other hour, if any, which must be included in the definition of Hour of Service as determined by under regulations under ERISA prescribed by the Secretary of Labor.

"HOUSEHOLD MEMBER" means any individual, other than a Participant, who receives coverage under a benefit plan maintained by a Participating Employer or Non-Participating Employer as a result of the employment of the Participant.

"INSURANCE COMPANY" means Nationwide Life Insurance Company.

"INTEREST" means interest at the rate provided for in the plan to which Employee Contributions were made for the period up to and including the last day of the first plan year ending after December 31, 1987. For periods commencing after that date, Interest means monthly compounded interest on Employee Contributions received by this Plan or any merged plan on or after that date, and on Employee Contributions received by any such plans prior to that date with interest determined as described in the preceding sentence, at the following rates:

  (a)         120 percent of the federal mid-term rate (as in effect under Code
              Section 1274 for the first month of the Plan Year), for the period from the later of the first day of the first plan year (of the plan to which such contributions were made) commencing after December 31, 1987, and the date following the payment of such contributions, through the date as of which a determination of Interest is being made; and

  (b) the Applicable Interest Rate for the period from the date as of which a determination of Interest is being made through the Participant's Normal Retirement Date.

"INTEREST CREDITS" means amounts credited to a Participant's Account Balance each Payday on or prior to his or her Termination Date, and shall be equal to:

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January 1, 2002

     (a) for the first Payday following January 1, 2002, the product of a factor equal to one plus the Applicable Interest Rate, determined as of such Payday, raised to the 11/365th power and reduced by one (((1+AIR)[to the power of 11/365])-1), and the Participant's Account Balance on January 1, 2002; and

     (b) for all other Paydays, the product of a factor equal to one plus the Applicable Interest Rate, determined as of such Payday, raised to the 1/26th power and reduced by one (((1+AIR)[to the power of 1/26])-1), and the Participant's Account Balance on the immediately preceding Payday.

"INVOLUNTARY TERMINATION" means the termination of the employment relationship between an Employee and the Participating Employers and Non-Participating Employers solely as a result of an action taken by one or more of the Participating Employers or Non-Participating Employers. An Involuntary Termination occurs only if the employment relationship is terminated on the date chosen by the Participating Employer(s). If the Employee resigns prior to such date (irrespective of whether a notice of termination of the Employee's employment has been received), the termination will be deemed to be voluntary.

"LEASED EMPLOYEE" means any person who is not an employee of the recipient and who provides services to the recipient if--

         (a) such services are provided pursuant to an agreement between the recipient and any other person, and

         (b)      such services are

                  (i) for Plan Years beginning prior to January 1, 1997, of a type historically performed, in the business field of the recipient, by employees, or

                  (ii) for Plan Years beginning on or after January 1, 1997, performed under primary direction or control by the recipient.

         No person will be considered a Leased Employee if:

         (c)      such person is covered by a money purchase plan providing:

                  (i) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in
                           Section 415(c)(3) of the Code, but including amounts, contributed pursuant to a salary reduction agreement, which are excludable from such person's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code;

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January 1, 2002

                  (ii)     immediate participation; and

                  (iii)    full and immediate vesting; and

         (d) Leased Employees (determined without regard to this sentence) do not constitute more than 20 percent of the recipient's non-highly compensated workforce.

"LUMP SUM BENEFIT" means the benefit described in Section 4.12.

"LUMP SUM DATE" means the date as of which a Participant's Available Cash Benefit or Lump Sum Benefit is valued. The Lump Sum Dates for Available Cash Benefits are described in Section 4.06. The Lump Sum Dates for Lump Sum Benefits are the first day of each calendar month.

"MANDATORY CASH OUT BENEFIT" is a benefit payable to a Participant as a lump sum pursuant to Section 14.09.

"MERGED PLANS 1989" means the West Coast Life Insurance Company Retirement Plan, the Michigan Life Insurance Company/National Casualty Company Retirement Plan, the Hickey Mitchell Insurance Agency, Inc. Retirement Plan, and the Gates, McDonald & Company Retirement Plan.

"MERGED PLANS 1995" means the Farmland Plan and Wausau Plan.

"MODIFIED W-2 COMPENSATION" means the amount of compensation reported on a Participant's W-2 Wage and Tax Statement for a calendar year, plus the amounts specified in (a), less the amounts specified in (b):

         (a) the amount, if any, by which the compensation reported on his or her W-2 Wage and Tax Statement has been reduced by (i) his or her receipt of worker's compensation or state disability income benefits, (ii) social security benefits, or (iii) any amount which is contributed by a Participating Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the employee under Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b), and

         (b) is the portion of such Modified W-2 Compensation, if any, which constitutes (i) severance pay, (ii) reimbursement for relocation expenses, (iii) company car value or subsidy or reimbursement for loss of company car, or (iv) a lump sum payment for vacation days made at severance of employment after January 1, 1986.

"MONTHS OF ACCRUAL SERVICE" means each calendar month, after December 31, 2001, during which an employee is credited with an Hour of Service. A Participant's Months of Accrual

Nationwide Retirement Plan
January 1, 2002

Service as of December 31, 2001, or, for Participants who are not employed by a Participating Employer or Non-Participating Employer on December 31, 2001, on the first day on or after January 1, 2002, on which a Participant's Months of Participation Service are recredited under Section 6.06, are equal to his or her Months of Participation Service on such date.

"MONTHS OF ELIGIBILITY SERVICE" means, for Plan Years beginning on or after March 1, 1989, each calendar month during which an employee is credited with an Hour of Service. A Year of Service, earned prior to March 1, 1989, shall be treated as 12 Months of Eligibility Service for purposes of this Plan. Each Employee of Gates, McDonald & Company; Gates, McDonald & Company of New York; BPC Risk Management Services, Inc.; Michigan Life Insurance Company; West Coast Life Insurance Company; Hickey-Mitchell Insurance Agency, Inc.; and National Casualty Company, Inc., who had an Hour of Service on or after January 1, 1990, shall be credited with 12 Months of Eligibility Service for each Year of Service which he or she had accrued under the Merged Plans 1989. Each employee of Farmland or Wausau who was credited with an Hour of Service on December 31, 1995, shall be credited with one (1) Month of Eligibility Service for each month in which he or she accrued Vesting Service under either of the Merged Plans 1995. Each employee of CSC who was credited with an Hour of Service on August 31, 1997, shall be credited with one (1) Month of Eligibility Service for each month in which he or she accrued Vesting Service under the CSC Plan.

Notwithstanding any other provision of this Plan, under no circumstance may an employee be credited with more than one Month of Eligibility Service for any calendar month.

"MONTHS OF FARMLAND PARTICIPATION SERVICE" means the sum, multiplied by twelve
(12), of the years and monthly fractions of years of a Participant's employment with:

         (a) Farmland during which the Participant made contributions to the Farmland Plan, determined as of December 31, 1995,

         (b) CSC during which the Participant made contributions to the CSC Plan, determined as of August 31, 1997.

"MONTHS OF PARTICIPATION SERVICE" means the service credited to a Participant for the purpose of determining his or her Accrued Benefit, where

         (a) each Participant shall be credited with a Month of Participation Service for each calendar month after December 31, 1995, during which he or she is credited with an Hour of Service as an Employee;

         (b) each employee of Wausau who has a date of hire on or after January 1, 1995, and prior to December 31, 1995, and who becomes a Participant in this Plan shall be credited with one
                  (1) Month of Participation Service for each month between January 1, 1996, and the first anniversary of his or

Nationwide Retirement Plan
January 1, 2002
                  her Date of Hire, during which he or she is credited with an Hour of Service.

Notwithstanding any other provision of this Plan, under no circumstance may an employee be credited with more than one Month of Participation Service, Month of Farmland Participation Service, Month of Nationwide Participation Service, Month of Wausau Participation Service, or any combination thereof, for any calendar month. The provisions of Section 6.03 concerning the crediting of Months of Participation Service shall supersede this definition with respect to Participants described in that section.

"MONTHS OF NATIONWIDE PARTICIPATION SERVICE" means Months of Benefit Service of a Participant under this Plan as of December 31, 1995.

"MONTHS OF WAUSAU PARTICIPATION SERVICE" means the service of a Participant under the Wausau Plan, determined as of December 31, 1995, credited at the rate of one (1) month for each calendar month in which at least one (1) Hour of Service is accrued, beginning with the month in which the Participant's Date of Hire occurred and ending with the calendar month in which the Participant's Severance Date occurs, or the Participant otherwise terminates participation in the Plan.

"MONTHS OF VESTING SERVICE" means each calendar month during which an employee is credited, under this Plan, with an Hour of Service. A Year of Service earned under this Plan, prior to March 1, 1989, shall be treated as 12 Months of Vesting Service for purposes of the Plan. Each Employee of Gates, McDonald & Company; Gates, McDonald & Company of New York; BPC Risk Management Services, Inc.; Michigan Life Insurance Company, West Coast Life Insurance Company; Hickey-Mitchell Insurance Agency, Inc.; and National Casualty Company, Inc., who had an Hour of Service on or after January 1, 1990, shall be credited with 12 Months of Vesting Service for each Year of Service which he or she had accrued under the Merged Plans 1989. Each Participant in the Merged Plans 1995 who accrued a Month of Participation Service during December 1995 shall be credited with one (1) Month of Vesting Service for each month in which he or she accrued Vesting Service under either of the Merged Plans 1995. Each employee of CSC who was a Participant in the CSC Plan and who was credited with an Hour of Service on August 31, 1997, shall be credited with one (1) Month of Vesting Service under this Plan for each month in which he or she accrued Vesting Service under the CSC Plan.

Notwithstanding any other provision of this Plan, under no circumstance may an employee be credited with more than one Month of Vesting Service for any calendar month. The provisions of Section 6.03 concerning the crediting of Months of Vesting Service shall supersede this definition with respect to Participants described in that section.

"NADP-NBAP-FADP AGENT" means an individual who is a participant in, or a staff member of any participant in, any new agents' development plan maintained by one or more of the

Nationwide Retirement Plan
January 1, 2002

Participating Employers or Non-Participating Employers.

"NATIONWIDE COVERED COMPENSATION" means the compensation earned by a Participant for a calendar year which is taken into account in determining his or her Final Average Compensation hereunder, as herein determined.

The Covered Compensation of a District Sales Manager, Agency Manager, and certain Sales-Financial Services employees for any calendar year shall be his or her Compensation Rate for that year. The affected Sales-Financial Services employees are:

         (a) the National Sales Manager-Wholesaler, the National Sales Manager-Pensions, Regional Sales Managers-Wholesaler, Regional Sales Managers-Pensions, Pension Sales Representatives, Regional Pension Consultants, Life Sales Specialists, Regional Life Consultants;

         (b) Nationwide Retirement Solutions, Inc. President and Regional Vice Presidents; and

         (c) Nationwide Retirement Solutions, Inc. Vice President-Affiliate Relations, Vice President-Sales, Vice President-Sales Operations, Affiliate Relations Manager, Communications Manager, Director-Education and Training, Member Services Manager, Regional Sales Managers, and Valuebuilder Investment Professional.

An Agency Representative's Covered Compensation for any calendar year shall be his or her Compensation Rate for that year or his or her Covered Compensation for the last full calendar year of his or her service prior to the date he or she became an Agency Representative, whichever is greater, but not more than his or her Modified W-2 Compensation for that year.

The Covered Compensation of each other Participant for any calendar year shall be as follows:

         For any calendar year before 1978--his or her Compensation Rate for that year.

         For each of calendar years 1978, 1979 and 1980--his or her Compensation Rate or Modified W-2 Compensation for that year, whichever is greater.

         For any calendar year after 1980 and prior to 1996--his or her Modified W-2 Compensation for that year.

         For any calendar year after 1995--his or her Covered Compensation for that year.

Certain participants, including, but not limited to, City Directors, State Presidents, Case Development Managers, and Salaried Registered Representatives, shall have a Covered Compensation for any calendar year equal to Modified W-2 Compensation for such year, except

Nationwide Retirement Plan
January 1, 2002
that such portion of Modified W-2 Compensation which results from recurring payments of amounts determined on a quarterly or more frequent basis which are based on sales volume or other similar individual efforts pertaining to products offered on behalf of the PEBSCO, Financial Horizons Distributors Agency, Inc., their subsidiaries, and affiliates, shall be excluded to the extent that their inclusion in the Modified W-2 Compensation for such year increases Modified W-2 Compensation above $60,000, for years prior to January 1, 1989, and $70,000 for years beginning on or after January 1, 1989 and prior to January 1, 1997.

For the purpose of determining a Neckura employee's Covered Compensation, remuneration, based on the inclusions and exclusions set forth in this Section, paid to him or her by Neckura shall be deemed to have been paid by the Plan Sponsor.

For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual compensation of each employee taken into account for determining all benefits provided under this Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limit shall be effective on January 1, 1990. The annual compensation taken into account was $209,200, $222,220, $228,860 and $235,840 for Plan Years starting January 1, 1990; January 1, 1991; January 1, 1992; and January 1, 1993, respectively.

For Plan Years beginning on or after January 1, 1994, and before January 1, 2002, the annual compensation of each employee taken into account for determining all benefits under this Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not in excess of twelve months, over which compensation is determined beginning in such calendar year. If such a period over which compensation is determined is not a calendar year, the limitation described above will be multiplied by a fraction, the numerator of which is the number of months in such determination period and the denominator of which is twelve.

For Plan Years beginning on or after January 1, 2002, the annual compensation of each employee for any Plan Year taken into account for determining any benefit under this Plan which is determined by taking into account service or compensation earned on or after such date shall not exceed $200,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The limits on Compensation applicable to grandfathered benefits determined on or prior to December 31, 2001, shall remain applicable. The cost of living adjustment in effect for a calendar year applies to any period, not in excess of twelve months, over which compensation is determined beginning in such calendar year. If such a period over which compensation is determined is not a calendar year, the limitation described above will be multiplied by a fraction, the numerator of which is the number of months in such determination period and the denominator of which is twelve.

Nationwide Retirement Plan
January 1, 2002

"NON-PARTICIPATING EMPLOYER" means any subsidiary or affiliate of any Participating Employer, provided that such entity is not a Participating Employer hereunder.

"NORMAL RETIREMENT AGE" means:

  (a) for any Participant whose final Severance Date or Termination of Employment occurred after February 28, 1989, and before January 1, 1994, Social Security Retirement Age, and

  (b)    for all other Participants, age sixty-five (65).

"NORMAL RETIREMENT DATE" means, for each Participant who accrued his or her first Hour of Service before April 1, 1999, the first day of the calendar month coincident with or next following the later of:

         (a) the fifth anniversary of the first day of the calendar month in which the Participant first accrued an Hour of Service, or

         (b)      the date on which the Participant attains age 65.

For all other Participants, Normal Retirement Date means the first day of the calendar month coincident with or next following the later of:

         (c) the fifth anniversary of the first day of the calendar month in which the Participant accrued his or her first Month of Participation Service, or

         (d)      the date on which the Participant attains age 65.

"ONE YEAR BREAK-IN-SERVICE" means a period of twelve consecutive months in which the Participant fails to have any Service starting with his or her Severance Date.

"PARTICIPANT" means an Employee or former Employee who has met the eligibility requirements of Article II and who may become eligible to receive, or who is receiving benefits under the Plan.

"PARTICIPATING EMPLOYER" shall mean Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Farmland Mutual Insurance Company, or any of their subsidiaries or affiliates whose Board of Directors has duly adopted a resolution adopting this Plan for its Employees. Corporations, other than Non-Participating Employers, desiring to adopt the Plan for their employees must receive the consent of the Benefits Committee to join the Plan.

"PAY CREDITS" means amounts credited to a Participant's Account Balance each Payday, based on his or her Covered Compensation paid on such Payday and paid for periods he or she was an

Nationwide Retirement Plan
January 1, 2002

Employee of a Participating Employer. The Pay Credits shall be equal to the following percentages of Covered Compensation:

          MONTHS OF ACCRUAL SERVICE AS OF    PERCENTAGE OF COVERED COMPENSATION   PERCENTAGE OF EXCESS COMPENSATION
              END OF PRIOR PLAN YEAR                  PAID ON A PAYDAY                     PAID ON A PAYDAY
                   Fewer than 36                             3%                                   3%
                     36 to 107                               4%                                   4%
                    108 to 179                               5%                                   4%
                    180 or More                              6%                                   4%

"PAYDAY" means the Friday following the end of each pay period of the Plan Sponsor, irrespective of the day on which employees are paid for such period.

"PLAN" shall mean this Plan, the Nationwide Retirement Plan;

"PLAN ADMINISTRATOR" shall mean the Administrative Committee as defined in
Article XII of this Plan.

"PLAN SPONSOR" means the Nationwide Mutual Insurance Company.

"PLAN YEAR" means, for periods prior to January 1, 1990, each period of 12 consecutive calendar months commencing on March 1, 1946 and on each March 1 thereafter. The period March 1, 1989, through December 31, 1989, shall be a Plan Year. For years after December 31, 1989, Plan Year means the calendar year.

"REQUIRED BEGINNING DATE" shall be March 1 of the calendar year following the later of:

         (a) the calendar year in which the Participant attains age 70 1/2, or

         (b) the calendar year in which the Participant's Severance Date occurs.

"RESIDUAL ACCOUNT BALANCE BENEFIT" means:

         (a) for each Participant who has received, or has elected to receive, a distribution of his or her Available Cash Benefit or his or her ACB Annuity, the annuity determined as of the Lump Sum Date, commencing on the first day of the calendar month coincident with or next following the date the Participant attains his or her Normal Retirement Age, that would be the Actuarial Equivalent, determined utilizing the Applicable Interest Rate on the Participant's Lump Sum Date, adjusted as provided in Section 14.09, of the present value of his or her Account Balance Benefit, determined as provided in
                  Section 3.12(b), reduced by

Nationwide Retirement Plan
January 1, 2002
                  the Available Cash Benefit; or

         (b) for each Participant who does not elect to receive either his or her Available Cash Benefit or his or her ACB Annuity, his or her Account Balance Benefit.

The benefit described in (a) will include a variable annuity, as described in
Article VII, equal to the variable annuity, if any, included in the Participant's Residual FAP Benefit. The remainder of the Participant's Residual Account Balance Benefit shall be a fixed annuity, the present value of which, determined as provided in Section 3.12(b), will be equal to present value of his or her Account Balance Benefit, determined as provided in Section 3.12(b), reduced by the Available Cash Benefit, and further reduced by the present value, determined as provided above, of the variable annuity described in the preceding sentence.

"RESIDUAL ANNUITY BENEFIT" means, for each Participant, the greater of:

         (a)      his or her Residual FAP Benefit, adjusted as provided in
                  Section 3.04 as of the date elected for the commencement of benefits, or

         (b) his or her Residual Account Balance Benefit, adjusted as provided in Section 3.04 as of such date.

"RESIDUAL FAP BENEFIT" means:

         (a) For each Participant who has received, or has elected to receive, a distribution of his or her Available Cash Benefit or his or her ACB Annuity, the annuity determined as of the Lump Sum Date, commencing on the first day of the calendar month coincident with or next following the date the Participant attains his or her Normal Retirement Age, that is equal to his or her FAP Benefit, if any, plus his or her FAP Enhancement, if any, reduced, but not below zero, by the annuity equivalent of his or her Available Cash Benefit.
                  The Participant's FAP Benefit and FAP Enhancement are reduced, as described in the preceding sentence, by offsetting the Available Cash Benefit against the present values of the elements of the FAP Benefit as determined under Section 3.12(a)(ii), and the present value of the FAP Enhancement, determined using the calculation methodology set forth in
                  Section 3.12(a)(ii), in the following order:

                  (iv) the element of his or her FAP Benefit, attributable to Months of Nationwide Participation Service;

                  (v) the element of his or her FAP Benefit attributable to Months of Farmland Participation Service;

                  (vi) the element of his or her FAP Benefit attributable to Months of Wausau

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                                       22

                           Participation Service;

                  (vii) the element of his or her FAP Benefit attributable to Months of Participation Service accrued prior to January 1, 2007;

                  (viii) the element of his or her FAP Benefit attributable to Months of Participation Service accrued after December 31, 2006; and

                  (ix)     the FAP Enhancement.

                  The portion of any element that is not offset by the Available Cash Benefit and all remaining elements and the FAP Enhancement, if any, shall be reconverted to annuities, commencing on Participant's Lump Sum Date, by dividing each remaining element by the factor that such annuity element was multiplied by, under Section 3.12(a)(ii) in order to determine the present value of such element, applying the factor for the element described in (viii) to the FAP Enhancement. These remaining annuity elements are divided by the appropriate factors from Section 3.04 to determine the annuity benefit payable at Normal Retirement Age. The amount determined in the preceding sentence is increased by the annuity benefit commencing on the first day of the calendar month coincident with or next following his or her attainment of Normal Retirement Age which is the Actuarial Equivalent, determined using the Applicable Interest Rate, of the excess, if any, of:

                  (x) the present value of the Participant's FAP Benefit as determined under Section 3.12(a)(i), plus present value of the Participant's FAP Enhancement, if any, determined as provided in Section 14.09, reduced by the Available Cash Benefit, over

                  (xi) the present value determined utilizing the Applicable Interest Rate adjusted as provided in Section 14.09, of the benefit determined in the preceding sentence.

                  This additional benefit shall be treated in the same manner as the element of the FAP Benefit, if any, attributable to Months of Participation Service accrued after December 31, 2006.

         (b) For each Participant who does not elect to receive either his or her Available Cash Benefit or his or her ACB Annuity, his or her FAP Benefit, if any, plus his or her FAP Enhancement, if any.

"RETIREMENT DATE" means the first day of the calendar month in which a Participant's annuity actually commences under the Plan. Such date shall not be earlier than:


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                                       23
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         (a)      the first day of the first calendar month next following the
                  Participant's Severance Date; or

         (b)      the Participant's Required Beginning Date,

whichever occurs first.

"SERVICE" means all time periods commencing with an employee's initial Date of Hire, and any subsequent Date of Hire, and ending on the Severance Date following each such Date of Hire.

Service includes all periods of employment during which the Employee is absent for maternity or paternity reasons. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

Service shall also include any period worked by any temporary or leased worker required under Code Section 414(n) to be considered an employee of any employer that is a member of a controlled group of corporations (aggregated under Code
Section 414(b)), of which a Participating Employer or Non-Participating Employer is also a member.

"SEVERANCE DATE" means the date on which an employee's employment with all Participating Employers and Non-Participating Employers ends as a result of the resignation, retirement, discharge, or death of the employee or the termination of the Plan with respect to any Participating Employer, provided, however, that the specific rules of Section 6.03 for determining the Severance Date of a Participant described in that Section shall supersede this definition to the extent applicable.

"SOCIAL SECURITY COVERED COMPENSATION" means the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35 year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. Such amount shall be calculated on the earlier of the date the Participant attains Social Security Retirement Age or the Participant's Severance Date. A 35 year period is used for all individuals regardless of the year of birth of the Participant. In determining a Participant's Social Security Covered Compensation for a Plan Year, the taxable wage base for all calendar years beginning after the first day of such Plan Year is assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year. A Participant's Social Security Covered Compensation for a Plan Year beginning after the 35 year period described in this paragraph is the Participant's Social Security Covered Compensation during which the such 35 year period ends. A Participant's Social Security Covered Compensation for a Plan Year beginning prior to the end of the 35 year period is the taxable wage base in effect as of the beginning of the Plan Year. For

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                                       24
purposes of determining the amount of a Participant's Social Security Covered Compensation, the Plan will use tables, provided by the Commissioner of Internal Revenue.

"SOCIAL SECURITY RETIREMENT AGE" means

         (a) age sixty-five (65) for Participants born before January 1, 1938,

         (b) age sixty-six (66) for Participants born after December 31, 1937 but before January 1, 1955, and

         (c) age sixty-seven (67) for Participants born after December 31, 1954.

"SOCIAL SECURITY WAGE BASE" means, for each Plan Year, an amount equal to the maximum amount of wages subject to the old age, survivors and disability insurance tax described in Section 3101(a) of the Code for the calendar year in which such Plan Year begins.

"TERMINATION DATE" means the Payday following the Participant's Severance Date.

"TERMINATION OF EMPLOYMENT" means the severance of the employer-employee relationship between an employee and the Employers (and all other entities whose employees and those of an Employer are treated as employed by a single employer under the provisions of Section 414 of the Code), other than a severance on account of death; disability as described in Section 6.03; or one that is occasioned by the employee's transfer to the status of an Agent or to the employ of a Non-Participating Employer, in accordance with Section 6.04. Termination of Employment of a Participant so disabled or transferred shall be determined in accordance with Sections 6.03 and 6.04, respectively.

 "WAUSAU" means EMPLOYERS INSURANCE OF WAUSAU A Mutual Company, and its subsidiaries.

 "WAUSAU PLAN" means the Wausau Insurance Companies Pension Plan, as in effect on December 31, 1995.

 "WAUSAU COVERED COMPENSATION" means:

         (a) In the case of a salaried Participant, the Annual Earnings for the calendar year divided by twelve (12); or

         (b) In the case of an hourly paid Participant, the Annual Earnings for the calendar year divided by the number of months the
                  Participant:

                  (i)      actually received compensation; and/or

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                                       25

                  (ii) was deemed to have received compensation as a result of a leave of absence.

"YEAR OF SERVICE" means a Computation Period during which an employee completes at least 1,000 Hours of Service.

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                                   ARTICLE II

                                   Eligibility

2.01 Each Employee who was a Participant in the Plan immediately prior to March 1, 1976, and each former Employee who was a Participant in the Plan immediately prior to March 1, 1976, and who on that date was in the employ of a Non-Participating Employer or who was accruing benefits under the Plan in accordance with Section 6.03, will continue to be a Participant; and Employees who would have become Participants in the Plan on March 1, 1976, under the terms of the Plan as constituted immediately prior to March 1, 1976 will become Participants on March 1, 1976.

2.02 For the period beginning March 1, 1976, and ending prior to March 1, 1985, an Employee will become a Participant on the March 1 or September 1, which coincides with or next follows the later of:

         (a)      the Entrance Date of his or her Participating Employer, and

         (b) the date he or she attains his or her 25th birthday and completes 1 Year of Service,

         provided he or she was hired before the first day of the calendar month coinciding with or next following his or her 60th birthday, subject to the provisions of Sections 6.05 and 6.06 regarding rehire.

         Anything in the Plan to the contrary notwithstanding, each Participant described in the first sentence of this Section 2.02 whose Severance Date had not occurred prior to January 1, 1991, shall be credited with additional Months of Nationwide Participation Service hereunder equal to the additional Months of Nationwide Participation Service that would have been credited to such Participant, if any, had the age set forth in (b), above, been 21 rather than 25.

2.03 For the period beginning March 1, 1985, and ending prior to March 1, 1989, an Employee will become a Participant on the March 1 or September 1, which coincides with or next follows the later of:

         (a)      the Entrance Date of his or her Participating Employer, and

         (b) the date he or she attains his or her 21st birthday and completes 1 Year of Service, subject to the provisions of Sections 6.05 and 6.06 regarding rehire.

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


2.04 For the period beginning March 1, 1989, and ending on or before December 31, 1995, each Employee will become a Participant on the January 1, April 1, July 1, or October 1, which coincides with or next follows the later of:

         (a)      the Entrance Date of his or her Participating Employer, and

         (b) the date he or she attains his or her 21st birthday and completes 12 Months of Eligibility Service,

         subject to the provisions of Section 6.06 regarding rehire.

2.05 Each employee of Gates, McDonald & Company; Gates, McDonald & Company of New York; BPC Risk Management Services, Inc.; Michigan Life Insurance Company; West Coast Life Insurance Company; Hickey-Mitchell Insurance Agency, Inc.; and National Casualty Company, Inc., who was a Participant in the Merged Plans 1989 on December 31, 1989, shall become a Participant in this Plan on January 1, 1990. All Years of Service with Gates, McDonald & Company; Gates, McDonald & Company of New York; BPC Risk Management Services, Inc., Michigan Life Insurance Company; West Coast Life Insurance Company; Hickey-Mitchell Insurance Agency, Inc., and National Casualty Company, Inc., will be credited as Years of Service in this Plan.

         Each Employee of Colonial Insurance Company of California who, on September 1, 1980, met the service and age requirements for participation set forth in Section 2.02, shall become a Participant hereunder on such date.

         Each Employee of Public Employees Benefits Services Corporation (PEBSCO) as of May 17, 1982, who was subsequently transferred to the employ of Nationwide Life Insurance Company and who remained continuously employed by the Participating Employers until July 9, 1985, shall, if he or she had completed at least one Year of Service and had attained his or her 25th birthday by May 17, 1982, and who had not attained his or her 60th birthday when hired by PEBSCO, shall become a Participant hereunder as of May 1, 1982. Each other salaried employee of PEBSCO shall become a Participant in accordance with normal rules of the Plan, although all service with such Participating Employer, whether as an hourly or salaried basis, shall be considered as employment with a Participating Employer for purposes of eligibility hereunder.

         Any employee of Financial Horizons Distributors Agency, Inc., who was employed by Landmark Financial Services, Inc., on April 30, 1991, shall be treated as if employment with Landmark Financial Services, Inc., were employment with a Participating Employer from the later of January 15, 1986, or the most recent Date of Hire by Landmark Financial Services, Inc., for the purpose of determining eligibility hereunder.

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


2.06 For Plan Years beginning on or after January 1, 1996, and prior to January 1, 1997, each Employee will become a Participant on the January 1, April 1, July 1, or October 1, which coincides with or next follows the latest of:

         (a)      the Entrance Date of his or her Participating Employer;

         (b) for an Employee whose customary rate of employment is at least one thousand (1000) Hours of Service per year, the latest of the date he or she attains age 21, the first anniversary of his or her Date of Hire, or the date he or she completes 12 Months of Eligibility Service; and

         (c) for an Employee whose customary rate of employment is less than one thousand (1000) Hours of Service per year, but who actually has one thousand (1000) or more Hours of Service during the twelve (12) month period following his or her Date of Hire or any anniversary thereof, the latest of the completion of such twelve (12) month period, attainment of age 21 or the first anniversary of his or her Date of Hire;

         subject to the provisions of Sections 6.06 and 6.07 regarding rehire, provided, however, that an Employee of Wausau whose Date of Hire occurred prior to January 1, 1996, shall become a Participant on the first day of the calendar month next following his or her completion of twelve (12) Months of Eligibility Service.

2.07 For any Plan Year beginning on or after January 1, 1997, each Employee of a Participating Employer will become a Participant on the first day of the calendar month which next follows the latest of:

         (a)      the Entrance Date of his or her Participating Employer;

         (b) for Employees whose customary rate of employment is at least one thousand (1000) Hours of Service per year, the date he or she completes twelve (12) Months of Eligibility Service; and

         (c) for an Employee whose customary rate of employment is less than one thousand (1000) Hours of Service per year, but who actually has one thousand (1000) or more Hours of Service during the twelve (12) month period following his or her Date of Hire or any anniversary thereof, the first of the month following the completion of such twelve (12) month period;

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                                       29
         subject to the provisions of Sections 6.06 and 6.07 regarding rehire, provided, however, that in the event the Severance Date of an Employee of a Participating Employer occurs after the latest of the dates described in Subsections (a), (b), or (c) above, and prior to the time such Employee becomes a Participant, such Employee shall become a Participant on the first day of the first calendar month coincident with or next following his or her next Date of Hire, subject to the provisions of Sections 6.06 and 6.07.

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                                       30

                                   ARTICLE III

                                 Benefit Amounts

3.01     FAP BENEFIT

         A Participant's FAP Benefit is the amount of annuity accrued to a Participant's credit under this Section of the Plan as of any date of determination on or after March 1, 1976. A Participant's FAP Benefit shall never be less than the highest benefit for which the Participant was eligible under this Plan and each of the Merged Plans 1995 on December 31, 1995, or under the CSC Plan on August 31, 1997. A Participant who accrues his or her first Month of Vesting Service on or after January 1, 2002, shall have no FAP Benefit. The FAP Benefit for each other Participant shall be the total of (a), (b), (c) and (d):

         (a) an annual amount equal to the product of (i) and (ii) plus the product of (i) and (iii):

                  (i) the Participant's number of Months of Participation Service, converted to years, prior to the date of determination, to a maximum of the lesser of

                           (A)      35 years, or

                           (B) 35 years reduced, but not below zero (0), by the sum of the Participant's Months of Farmland Participation Service, Months of Nationwide Participation Service, and Months of Wausau Participation Service, each converted to years;

                  (ii) one and a quarter percent (1.25%) of his or her Final Average Compensation on the date of determination; and

                  (iii) one half of one percent (.5%) of his or her Final Average Compensation in excess of his or her Social Security Covered Compensation;

         (b)      an annual amount equal to the product of (i) and (ii):

                  (i) the Participant's number of Months of Farmland Participation Service, converted to years, prior to the date of determination; and

                  (ii) one and three quarters percent (1.75%) of his or her Final Average Compensation on the date of determination;

         (c) an annual amount equal to the product of (i) and (ii), plus the product of (i) and

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January 1, 2002

                  (iii), plus the product of (iv) and (v):

                  (i) the Participant's number of Months of Nationwide Participation Service, converted to years, prior to the date of determination, to a maximum of 35 years,

                  (ii) one and a quarter percent (1.25%) of his or her Final Average Compensation on the date of determination,

                  (iii) one half of one percent (.5%) of that portion of his or her Final Average Compensation which is in excess of his or her Social Security Covered Compensation,

                  (iv) the Participant's number of Months of Nationwide Participation Service, in excess of 420 but less than or equal to 480, converted to years, prior to the date of determination,

                  (v) one and sixty-six hundredths percent (1.66%) of his or her Final Average Compensation on the date of determination; and

         (d) an annual amount equal to the product of (i) and (ii) plus the product of (i) and (iii), reduced by (iv):

                  (i) the Participant's number of Months of Wausau Participation Service, converted to years, prior to the date of determination, to a maximum of 35 years;

                  (ii) one and a quarter percent (1.25%) of his or her Final Average Compensation on the date of determination;

                  (iii) one half of one percent (.5%) of his or her Final Average Compensation in excess of his or her Social Security Covered Compensation; and

                  (iv) the annual benefits (regardless of the manner of payment) which are:

                           (A) based on service for which the Participant receives Months of Wausau Participation Service under this Plan; and

                           (B) payable to such Participant upon retirement under any other defined benefit plan or plans qualified under Code Section 401(a), which are, or were previously, maintained or contributed to by Wausau, determined as if such benefit were payable in the form of an annuity for the life of the Participant.


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(e)               Notwithstanding any other provision of this Plan, the FAP
                  Benefit of any Participant who has a Severance Date, a gap in employment with all Participating Employers and Non-Participating Employers of at least one day, and a Date of Hire following the Severance Date and on or after January 1, 2002, shall not exceed the Participant's FAP Benefit determined as of his or her Severance Date preceding his or her first Date of Hire following January 1, 2002.

3.02     ACCOUNT BALANCE

         An Account Balance shall be determined for each Participant who satisfies the eligibility requirements of Article II and accrues a Month of Accrual Service on or after January 1, 2002.

(a)      Initial Account Balance

         (i) The initial Account Balance, determined as of December 31, 2001, for each Participant as of December 31, 2001, who accrues a Month of Participation Service for both December 2001 and January 2002, shall be equal to the present value, determined:

                  (A)      without regard to pre-retirement mortality,

                  (B) as if his or her date of birth was the first day of the month coincident with or next following his or her actual date of birth, and

                  (C) as if he or she attains Normal Retirement Age on the sixty-fifth anniversary of the date described in (B),

                  of the Participant's Accrued Benefit, if any, on December 31, 2001, determined based on the Applicable Interest Rate, adjusted as provided in Section 14.09, on December 31, 2001.

         (ii) The initial Account Balance, determined as of December 31, 2001, for each Participant as of December 31, 2001, who is not described in Section 3.02(a)(i), but who was an employee of a Participating Employer or Non-Participating Employer on both December 31, 2001, and January 1, 2002, shall be determined as provided in Section 3.02(a)(i).

         (iii) Except as provided in Section 6.11, the initial Account Balance for each Participant as of December 31, 2001, who is not described in Section 3.01(a)(ii) and who does not accrue a Month of Participation Service for


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                                       33
                  both December 2001 and January 2002, determined as of the later of the date such Participant's Months of Participation Service are recredited pursuant to Section 6.06, or the date such Participant again becomes an Employee, shall be equal to the present value of the Participant's Accrued Benefit on such date, determined based on the Applicable Interest Rate on such date adjusted as provided in Section 14.09, plus, the total of the Pay Credits such Participant would have accrued as of that date, if he or she had received Pay Credits, determined under the terms of this Section, for Paydays occurring after the later of his or her most recent Date of Hire or January 1, 2002, with respect to Covered Compensation paid on such Paydays while he or she was an Employee of a Participating Employer.

         (iv) The initial Account Balance for any other Employee who becomes a Participant in the Plan, determined as of the date such Employee's participation commences, shall be equal to the total of the Pay Credits the Employee would have accrued as of that date, if he or she had received Pay Credits, determined under the terms of this Section, for Paydays occurring after the later of his or her most recent Date of Hire or January 1, 2002, with respect to Covered Compensation paid on such Paydays while he or she was an Employee of a Participating Employer.

         For purposes of determining the initial Account Balance of any Participant, the adjustments described in Article VII, to the extent applicable, shall be treated as if they commence on the first day of the month following the later of the date of the calculation or the date described in (a)(i)(C) above.

(b)      Biweekly Credits

         Each Participant's Account Balance shall be credited with Pay Credits on each Payday based on the Covered Compensation, if any, paid to such Participant while an Employee of a Participating Employer, or, on his or her Termination Date, based on Covered Compensation earned as an Employee of a Participating Employer. Each Participant with an Account Balance shall also be credited with Interest Credits on each Payday occurring while an Employee of a Participating Employer or a Non-Participating Employer and on his or her Termination Date.

(c)      Non-Duplication

         Notwithstanding the preceding provisions, no Participant shall receive Pay Credits for the same Payday under two or more sections of this Plan.

3.03     NORMAL RETIREMENT; DEFERRED RETIREMENT


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

         Each Participant whose Severance Date occurs on or after his or her attainment of Normal Retirement Age will receive a 100% vested, nonforfeitable annuity equal to his or her Residual Annuity Benefit, commencing on the last day of the calendar month next following the calendar month in which the later of the following two events occurs:

         (a)      his or her Severance Date, or

         (b)      his or her Normal Retirement Date.

         Any Participant who is retained in the employ of the Participating Employers beyond his or her Normal Retirement Date shall have his or her benefit suspended in accordance with Section 6.11 of the Plan, to the extent that Section 6.11 is applicable. The annuity benefit payable to any Participant for whom an annuity benefit commences after his or her Normal Retirement Date shall be actuarially adjusted for all periods prior to his or her attainment of age 70 1/2, other than periods for which his or her benefit is suspended in accordance with
         Section 6.11, to reflect the delayed commencement of the benefit.

         For Terminations of Employment which occur prior to March 1, 1989, such annuity shall commence on the first day of the calendar month next following such Severance Date.

         If the Participant elects to defer receipt of his or her Residual Annuity Benefit, after his or her Normal Retirement Date, payment of his or her Residual Annuity Benefit shall commence in all events on his or her Required Beginning Date. Notwithstanding any other provision of this Plan, in the event the Participant attains age 70 1/2 while still employed by a Participating Employer and prior to his or her Retirement Date, the benefit payable to such Participant on his or her Retirement Date shall be the Actuarial Equivalent of the Accrued Benefit payable to such Participant on the first day of April of the calendar year following the calendar year in which the participant attained age 70 1/2 or January 1, 1997, whichever is later, plus the Actuarial Equivalent of any benefits that accrued after that date, reduced by the Actuarial Equivalent of any distributions made to the Participant since that date. For purposes of this section, calculations shall be performed utilizing the Applicable Interest Rate rather than the rate specified in the definition of Actuarial Equivalent.

         The initial monthly amount of annuity payable to a Participant in the form of a straight life annuity at the times indicated above, shall be equal to 1/12 of the amount of his or her Residual Annuity Benefit at his or her Lump Sum Date or the Required Beginning Date, but in no event more than his or her Maximum Benefit in accordance with Section 3.08, or less than the largest amount of annuity to which he or she would have been entitled on any Early Retirement Date in accordance with Sections 3.04, 3.06, or 3.07, had he or she elected Early Retirement, subject to subsequent adjustment, if any, in accordance with Section 7.03.

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         Following a Participant's Severance Date, the payment of benefits under this Plan shall commence on the Participant's Normal Retirement Date, unless the Participant elects to defer receipt of his or her benefit. A Participant may commence benefits on his or her Normal Retirement Date by filing an election of a form of benefit and designating a date on which benefits are to commence. Failure to file such an election shall be treated as an election to defer the commencement of such benefits.

3.04     EARLY RETIREMENT BENEFIT

         Effective January 1, 2002, a Participant who is entitled to an Residual Annuity Benefit payable as an annuity commencing on his or her Normal Retirement Date in accordance with Section 3.03 following his or her Severance Date may, in lieu of receiving such annuity, elect to receive an Early Retirement Benefit as an annuity commencing prior to his or her Normal Retirement Date, and on or subsequent to the date the Participant makes such election where the first day of the next calendar month shall be his or her Early Retirement Date, provided, however, that the elected Early Retirement Date must be either on or before the Participant's Lump Sum Date, if any, or following the Participant's attainment of age 55. A Participant may, if he or she waives the right to a lump sum distribution of his or her Available Cash Benefit, elect, on or before his or her Lump Sum Date determined as provided in Section 4.06, to commence an annuity which is the Actuarial Equivalent, determined using the Applicable Interest Rate, of the Available Cash Benefit, and to defer the commencement of his or Residual Annuity Benefit to a date on or after his or her attainment of age 55.

         The Participant's Early Retirement Benefit shall be equal to his or her Residual Annuity Benefit adjusted by multiplying each element of such benefit by the appropriate early retirement factor, expressed as a percentage, from the tables below, determined as of the date on which such benefit is to commence. The initial amount of straight life annuity payable to a Participant commencing on his or her Early Retirement Date will be equal to 1/12 of his or her Early Retirement Benefit as described in the preceding sentence.

                                 TABLES

MONTHS
EARLY         A         B         C          D         E          F         G          H         I          J
              -         -         -          -         -          -         -          -         -          -
  0          100       100       100        100       100        100       100        100       100        100

Nationwide Retirement Plan
January 1, 2002


MONTHS
EARLY         A         B         C          D         E          F         G          H         I          J
              -         -         -          -         -          -         -          -         -          -
  12         99        100     89.8124      96      93.3333    93.3333   93.3333      97      93.3333    93.3333
  24         98        100     80.8885      92      86.6667    86.6666   86.6666      94      86.6667    86.6667
  36         97        100     73.0411      88         80        80         80        91         80        80
  48         92         93     66.1151      84      73.3333    73.3333   73.3333      88      73.3333    73.3333
  60         87         86     59.9814      80      66.6667    66.6666   66.6666      85      66.6667    66.6667
  72         82         79     54.5317      76      63.3333    63.3333   61.3333      81      63.3333    61.3333
  84         77         72     49.6745      72         60        60         56        77         60        56
  96         72         65     45.3325      68      56.6667    56.6666     50.6       73      56.6667     50.6
 108         67         58     41.4404      64      53.3333    53.3333     46.6       69      53.3333     46.6
 120         62         50     37.9426      60         50        50        42.6       65         50       42.6
 132         57         46     34.7917      56      46.4344    46.6666      40        61       46.665    38.9945
 144         52         42      31.947      52      43.1811    43.3333     37.3       57      43.5993    35.731
 156         47         38     29.3734      48      40.2068    40.3443   34.7272      53      40.7767    32.7722
 168                           27.0406      44      37.4823    37.6069   32.3709      49      38.1763    30.0854
 180                           24.9221      40      34.9823    35.0953    30.209      45      35.7695    27.6421
 192                           22.9949              32.6841    32.7868    28.222              33.5458    25.4172
 204                           21.2388              30.5681    30.6616   26.3927              31.4863    23.3886
 216                           19.6361              28.6167    28.702    24.7059               29.576    21.5369
 228                           17.1712              26.8145    26.8924   23.1482              27.8019    19.8446
 240                           16.8304              25.1475    25.2188   21.7076              26.1522    18.2965
 252                           15.6014              23.6036    23.6689   20.3735              24.6162    16.8789
 264                           14.4734              22.1716    22.2315   19.1363              23.1846    15.5795
 276                           13.4368              20.8416    20.8967   17.9874              21.8487    14.3874
 288                            12.483              19.6049    19.6556   16.9191              20.6009    13.2928
 300                           11.6044              18.4535    18.5002   15.9246              19.4342    12.2868
 312                           10.7941              17.3802    17.4234   14.9977              18.3424    11.3617
 324                            10.046              16.3788    16.4187   14.1329              17.3197    10.5103
 336                            9.3547              15.4434    15.4803   13.3252              16.3611    9.7261
 348                            8.7152              14.5688    14.603     12.57               15.4618    9.0035
 360                            8.1232              13.7503    13.7821   11.8634              14.6174    8.3371
 372                            7.5747              13.9837    13.0132   11.2016              13.8242    7.7223
 384                            7.0661              12.2650    12.2925   10.5812              13.0785    7.1548
 396                            6.5941              11.5909    11.6164    9.9992              12.3769    6.6307
 408                            6.1558              10.9579    10.9817    9.4529              11.7166    6.1464
 420                            5.7486              10.3633    10.3855    8.9397              11.0948    5.6988
 432                             5.37                9.8042     9.825     8.4572              10.5088    5.2848
 444                            5.0178               9.2783    9.2978     8.0034               9.9563    4.9019
 456                             4.69                8.7833    8.8015     7.5762               9.4352    4.5475
 468                            4.3847               8.3172    8.3342     7.1739               8.9435    4.2195
 480                            4.1003               7.8779    7.8938     6.7948               8.4792    3.9157
 492                            3.8352               7.4637    7.4787     6.4375               8.0408    3.6343
 504                            3.588                4.0731    7.0871     6.1004               7.6265    3.3736
 516                            3.3574               6.7044    6.7176     5.7823               7.2349    3.1321
 528                            3.1422               6.3564    6.3688     5.482                6.8647    2.9081
 540                            2.9413               6.0277    6.0394     5.1984               6.5145    2.7005

Nationwide Retirement Plan
January 1, 2002


MONTHS
EARLY         A         B         C          D         E          F         G          H         I          J
              -         -         -          -         -          -         -          -         -          -
 552                            2.7537               5.7172    5.7281     4.9305               6.1831    2.5080
 564                            2.5785               5.4236    5.4339     4.6773               5.8695    2.3294
 576                                                           5.1557     4.4379
 588                                                           4.8926     4.2114


         Table A applies to the elements of an FAP Benefit determined under
         Section 3.01(a), (c) or (d), attributable to Months of Nationwide Participation Service, Months of Participation Service, and Months of Wausau Participation Service earned prior to January 1, 2007, if Participant's final Severance Date occurred on or after January 1, 1994, if the Participant's Termination of Employment is an Eligible Termination.

         Table B applies to the element of an FAP Benefit determined under
         Section 3.01(b), attributable to Months of Farmland Participation Service earned prior to January 1, 2007, for a Participant whose Termination of Employment is an Eligible Termination.

         Table C applies to the element of an FAP Benefit determined under
         Section 3.01(b), attributable to Months of Farmland Participation Service, if the Participant's final Severance Date occurred before December 31, 1995, or to a Participant's December 30, 1995, benefit to the extent attributable to Months of Farmland Participation Service, and if, in either of such cases, the Participant's Termination of Employment is not an Eligible Termination.

         Table D applies to a Participant's Residual Annuity Benefit attributable to Months of Nationwide Participation Service, if Participant's final Severance Date occurred on or before February 28, 1989, , if the Participant's Termination of Employment is an Eligible Termination; to a Participant's Base Benefit attributable to Months of Nationwide Participation Service, if the Participant's final Severance Date occurred after February 28, 1989, and on or before December 31, 1989, if the Participant's Termination of Employment is an Eligible Termination; and to a Participant's Excess Benefit attributable to Months of Nationwide Participation Service, if Participant's final Severance Date occurred after February 28, 1989 and on or before December 31, 1989, if the Participant's Termination of Employment is an Eligible Termination and if the Participant was not a Highly Compensated Participant, as defined in the Plan on December 31, 1989.

         Table E applies to a Participant's Residual Annuity Benefit attributable to Months of Nationwide Participation Service, if the Participant's final Severance Date occurred after

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January 1, 2002

         February 29, 1984, and on or before February 28, 1989, if the Participant's Termination of Employment is not an Eligible Termination.

         Table F applies to a Participant's Base Benefit attributable to Months of Nationwide Participation Service, if the Participant's final Severance Date occurred after February 28, 1989, and on or before December 31, 1993, if the Participant's Termination of Employment is not an Eligible Termination; and to a Participant's Excess Benefit attributable to Months of Nationwide Participation Service, if the Participant's final Severance Date occurred after February 28, 1989, and on or before December 31, 1989, if the Participant's Termination of Employment is not an Eligible Termination and if the Participant was not a Highly Compensated Participant, as defined in the Plan at that time, on December 31, 1989.

         Table G applies to a Participant's Excess Benefit attributable to Months of Nationwide Participation Service, if the Participant's final Severance Date occurred after February 28, 1989, and on or before December 31, 1989, if the Participant was a Highly Compensated Participant, as defined in the Plan at that time, on December 31, 1989; and to a Participant's Excess Benefit attributable to Months of Nationwide Participation Service, if the Participant's final Severance Date occurred after December 31, 1989, and on or before December 31, 1993.

         Table H applies to a Participant's Base Benefit attributable to Months of Nationwide Participation Service, if the Participant's final Severance Date occurred after December 31, 1989, and on or before December 31, 1993, if the Participant's Termination of Employment is an Eligible Termination.

         Table I applies to a Participant's Residual Annuity Benefit attributable to Months of Nationwide Participation Service if Participant's final Severance Date occurred on or prior to February 29, 1984, if the Participant's Termination of Employment is not an Eligible Termination.

         Table J applies to all benefits other than those subject to the other tables.

         "Months Early" means the number of complete months by which the Early Retirement Date precedes the first day of the month coincident with or next following the date the Participant reaches his or her Normal Retirement Age.

         Factors for other Months Early are obtained by straight-line interpolation.

         Early retirement benefits for Participants whose Severance Date occurs on or after March 1, 1989, are paid on the last day of the calendar month, beginning with the last day of the calendar month that includes the Participant's Early Retirement Date. For other Participants, such benefits shall commence on the first day of the calendar month which


Nationwide Retirement Plan
January 1, 2002
         includes the Participant's Early Retirement Date.

3.05     MINIMUM YEAR-END ACCRUED BENEFIT

         For each Plan Year, a minimum year-end Accrued Benefit shall be determined for each Participant, which shall be equal to his or her Accrued Benefit calculated as though his or her Severance Date occurred on the last day of the Plan Year.

3.06     MINIMUM EARLY RETIREMENT ACCRUED BENEFIT

         A Participant's Early Retirement Benefit shall never be less than the highest early retirement benefit for which he or she was eligible under this Plan and the Merged Plans 1995 on December 31, 1995, or under the CSC Plan on August 31, 1997. Each Participant in the Merged Plans 1989 as of December 31, 1989, who was entitled to a Minimum Accrued Benefit under Section 3.1(b)(v) of this Plan, as in effect prior to the restatement of December 31, 1995, payable at Normal Retirement Date under one or more of the Merged Plans 1989, shall be entitled to an early retirement benefit. A Participant may elect any early retirement benefit described in this section for which he or she is eligible, if he or she has attained age 55 and accrued sixty Months of Vesting Service.

3.07     MINIMUM YEAR-END EARLY RETIREMENT ACCRUED BENEFIT

         For Plan Years starting on or after January 1, 1996, a Participant's Minimum Year-End Early Retirement Accrued Benefit shall be equal to his or her Early Retirement Benefit calculated under Section 3.04 as though his or her Severance Date occurred on the last day of the Plan Year.

3.08     MAXIMUM BENEFIT

         Anything in the Plan to the contrary notwithstanding, the annual amount of annuity payable to a Participant in the form of a straight life annuity, to a contingent annuitant as a survivor benefit, or, to a Participant as a contingent annuity (with his or her spouse as contingent annuitant) shall not exceed whichever is applicable of (a) and (b),

         (a) (applicable to each Participant whose Retirement Date occurs on or after his or her Social Security Retirement Age) the lesser of

                  (i) $160,000, adjusted as provided in Code Section 415(b)(2)(D) for Participants whose Retirement Date occurs after his or her Social Security Retirement Age, or

                  (ii) 100% of the Participant's average Covered Compensation (determined

Nationwide Retirement Plan
January 1, 2002
                           without regard to the limitation set forth in the second paragraph of the definition of that term) from the Participating Employers over the 3 consecutive calendar years in which he or she received the highest pay, after he or she joined the Plan, and

         (b) (applicable to each Participant whose Retirement Date occurs before his or her Social Security Retirement Age) the lesser of

                  (i)      whichever is applicable of (A) or (B),

                           (A) for each Participant whose Retirement Date occurs on or after his or her 62nd birthday, but before his or her Social Security Retirement Age, the limit set forth in
                                    (a)(i) above, reduced

                                    (I)     in the case of a Participant whose
                                            Social Security Retirement Age is
                                            65, by 5/9 of 1% for each month by
                                            which benefits commence before the
                                            month in which the Participant
                                            attains age 65, or

                                    (II)    in the case of a Participant whose
                                            Social Security Retirement Age is
                                            greater than 65, by 5/9 of 1% for
                                            each of the first 36 months and 5/12
                                            of 1% for each of the additional
                                            months (up to 24) by which benefits
                                            commence before the month in which
                                            the Participant attains age 65, or

                           (B) for Participants whose Retirement Date occurs before his or her 62nd birthday, the actuarial equivalent of the straight life annuity that could have been paid at age 62, determined based on an interest rate which is not less than the greater of the rate set forth in clause (a) of the definition of Actuarial Equivalent in this Plan or 5%, or

                  (ii) 100% of the Participant's average Covered Compensation (determined without regard to the limitation set forth in the second paragraph of the definition of that term) from the Participating Employers over the 3 consecutive calendar years in which he or she received the highest pay, after he or she joined the Plan.

         For each Participant, the limits set forth in paragraphs (a)(i) and
         (b)(i) above shall be proportionately reduced for each year, if any, by which the number of his or her Years of Service is less than 10. For each Participant, the limits set forth in paragraphs (a)(ii) and
         (b)(ii) above shall be proportionately reduced for each year, if any, by which the total of his or her Months of Participation Service, Months of

Nationwide Retirement Plan
January 1, 2002

         Farmland Participation Service, Months of Nationwide Participation Service, and Months of Wausau Participation, when converted to years, is less than 10.

         If a Participant's annuity is to be paid in a form other than a Straight Life Annuity or a contingent annuity with his or her spouse as contingent annuitant, the maximum benefit shall be the Actuarial Equivalent of the amount of straight life annuity that could have otherwise been payable to him or her in accordance with the provisions of this Section 3.08.

         If a Participant hereunder is entitled to pension benefits under a defined benefit pension plan maintained by a Non-Participating Employer or any other defined benefit plan maintained by a Participating Employer, on account of service with such Non-Participating Employer or Participating Employer, his or her maximum benefit hereunder shall be reduced by the amount of pension to which he or she is entitled under such other plan.

         Any cost-of-living adjustment affecting the dollar limit described in
         (a)(i) of this Section which are promulgated by the Secretary of the Treasury or his or her delegate shall be deemed to have changed such dollar limit as of the date the cost-of-living adjustment became effective, without the need of a plan amendment.

                        DEFINITIONS USED IN THIS SECTION

         "Compensation" means, for any calendar year, the amount of a Participant's wages from the Participating Employers during such calendar year as reported to the Participant on the W-2 form furnished by the Participating Employers, increased by any elective deferral (as defined in Section 402(g) of the Code) and any amount which is contributed or deferred by an employer at the election of an employee and which is not includible in the gross income of the employee by reason of Sections 125 or 457 of the Code.

3.09     PAYMENT OF BENEFITS

         As required by this Article III, a Participant's annuity will commence on his or her Normal Retirement Date, Deferred Retirement Date, or Early Retirement Date, whichever is applicable, provided he or she is then living. If, for any reason, the amount of annuity payable on a Participant's Retirement Date cannot be ascertained in time to commence payment on such date, payment of his or her annuity will commence no later than 60 days after the amount of payment can be ascertained retroactive to such Retirement Date.

3.10     MILITARY SERVICE

Nationwide Retirement Plan
January 1, 2002

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

3.11     EMPLOYEE CONTRIBUTIONS

         A Participant who has made Employee Contributions may elect at any time on or after his or her Severance Date and prior to any subsequent Date of Hire or his or her Retirement Date, in the manner described in
         Section 4.05, to receive such Employee Contributions, with Interest, as a lump sum payment. If the Participant makes such an election, his or her FAP Benefit and Account Balance Benefit will be reduced by the employee-derived annuity, determined on the date such Employee Contributions, with Interest, are paid. The employee-derived annuity is the amount equal to the Participant's Contributions with Interest as of the date of payment, expressed as an annual benefit payable for the life of the Participant commencing on the first day of the month coincident with or next following his or her attainment of Normal Retirement Age, determined using the Applicable Interest Rate. The reduction in the Participant's FAP Benefit will reduce the elements of the Participant's FAP Benefit which accrued during the same periods of service during which the Participant made such Employee Contributions. The Participant's Account Balance Benefit will also be reduced by the employee-derived annuity.

         If the Participant does not elect to receive a lump sum payment of his or her Employee Contributions with Interest, the Participant will receive such Employee Contributions, with Interest, as a portion of his or her annuity benefit under the terms of this Plan.

         When determining benefits which are the Actuarial Equivalent of Employee Contributions, with Interest, pre-retirement mortality is not considered and the interest rate used is the Applicable Interest Rate.

3.12     CALCULATION METHODS

         Calculations of the Available Cash Benefit, Cash Benefit, Lump Sum Benefit, and Residual Annuity Benefit shall each be performed by converting the elements of a Participant's Accrued Benefit to their present values, determined as provided below. The elements of a Participant's Accrued Benefit include the Participant's Account Balance Benefit and the elements of the FAP Benefit attributable to Months of Farmland Participation Service; Months of Nationwide Participation Service; Months of Wausau Participation Service; Months of Participation Service accruing between January 1, 1996, and December 31, 2006; and Months of Participation Service accruing after December 31, 2006. For purposes of determining the Cash Benefit, each element of the FAP Benefit is valued both as an immediate and deferred annuity. The present values of the elements of the Participant's Accrued Benefit shall be determined as follows:

Nationwide Retirement Plan
January 1, 2002

         (a) The present values, determined as of the Participant's Lump Sum Date, of the elements of the FAP Benefit shall be equal to the greater of:

                  (i) the present value of the elements of such benefit commencing at the Participant's Normal Retirement Date, determined as provided in Section 14.09, utilizing the adjustment to the Applicable Interest Rate described in that section; or

                  (ii) the present value of the elements of such benefit that the Participant is eligible to commence on the his or her Lump Sum Date , adjusted as provided in
                           Section 3.04 as if such elements were equal to the Participant's Residual Annuity Benefit, and determined as provided in Section 14.09, adjusting the Applicable Interest Rate by adding one percent to the rate (e.g., a rate of 5% would be adjusted to 6%) and further utilizing the adjustment to the Applicable Interest Rate described in Section 14.09 ; and

         (b) The present value of the Participant's Account Balance Benefit, determined as provided in Section 14.09, utilizing the adjustment to the Applicable Interest Rate described in that section as of the Participant's Lump Sum Date.

Nationwide Retirement Plan
January 1, 2002

                                   ARTICLE IV

                      FORMS OF ANNUITY - METHOD OF PAYMENT

4.01     FORM OF ANNUITY NORMALLY PAYABLE

         The form of annuity normally payable to a Participant shall be:

         (a) the straight life annuity form, if he or she does not have a spouse on his or her Retirement Date, or

         (b) the 50% contingent annuity form with the Participant's spouse designated as contingent annuitant, if he or she does have a spouse on his or her Retirement Date.

         For all other employees, the form of annuity normally payable shall be the straight life annuity form.

4.02     STRAIGHT LIFE ANNUITY FORM

         This form of annuity provides monthly payments to a Participant commencing on the last day of the calendar month in which his or her Retirement Date occurs (the first day of such month with respect to Participants whose final Severance Date occurred prior to March 1,
         1989), provided he or she is then living, and continuing on the last day of each calendar month thereafter throughout the remainder of his or her lifetime. Such payments will terminate with the payment payable in the calendar month in which the Participant's death occurs.

         The amount of annuity payable on the straight life annuity form shall be as determined in accordance with Article III, as applicable.

4.03     CONTINGENT ANNUITY FORMS

         (a)      50% CONTINGENT ANNUITY FORM

                  When compared to the straight life annuity form, the 50% contingent annuity form of annuity provides reduced monthly payments to a Participant during his or her lifetime, the first payment payable on the last day of the calendar month in which his or her Retirement Date occurs (the first day of such month with respect to Participants whose final Severance Date occurred prior to March 1, 1989). Upon the death of the Participant, payments will be continued to his or her designated beneficiary, as contingent annuitant, provided such contingent annuitant survives the Participant, in an amount equal to 50% of the monthly


Nationwide Retirement Plan
January 1, 2002
                  payments that would have been payable to the Participant in the absence of the provisions of Section 3.08 of this Plan, commencing with a payment in the calendar month following the calendar month in which the Participant's death occurs. Nothwithstanding the preceding sentence, payments to the designated beneficiary cannot exceed the maximum benefit permitted under the provisions of Section 3.08. Payments under this form of annuity will terminate with the payment payable in the calendar month in which the later of the death of the Participant or of his or her contingent annuitant occurs.

         (b)      66 2/3%, 75% AND 100% CONTINGENT ANNUITY FORMS

                  These forms of annuity are the same as the 50% contingent annuity form except that the amount payable to the Participant under each form is less and the amount payable to the surviving contingent annuitant is 66 2/3%, 75% or 100% instead of 50% of the amount that would have been payable to the Participant in the absence of the provisions of Section 3.08 of this Plan.

         (c)      AMOUNT PAYABLE

                  The amount payable to the Participant under the contingent annuity forms shall be equal to the Actuarial Equivalent of the amount payable on the straight life annuity form before application of the limitation under Section 3.08, but in no event more than his or her maximum benefit under Section 3.08.

         (d)      SPOUSE'S BENEFIT NOTICE

                  The Administrative Committee shall provide information concerning the contingent annuity forms of annuity at such time and in such manner as shall be necessary to satisfy the requirements of Code Section 417.

4.04     LIFE ANNUITY - PERIOD CERTAIN FORM

         (a)      LIFE-FIVE YEAR CERTAIN ANNUITY FORM

                  This form of annuity provides reduced monthly payments to the Participant during his or her lifetime, the first payment becoming due on the last day of the calendar month in which his or her Retirement Date occurs (the first day of such month with respect to Participants whose final Severance Date occurred prior to March 1, 1989), terminating with the payment payable in the calendar month in which the Participant's death occurs . If the Participant's death occurs before he or she has received 60 monthly payments, such monthly payments will be continued to the Participant's beneficiary until a total of 60 monthly payments have been made to the Participant and his or her beneficiary. If the beneficiary dies before a

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

                  total of 60 payments have been made, the present value, determined as provided in Section 14.09, of any remaining payments shall be paid to the legal representative of the last surviving beneficiary.

         (b) LIFE-TEN YEAR CERTAIN, LIFE-FIFTEEN YEAR CERTAIN, AND LIFE-TWENTY YEAR CERTAIN ANNUITY FORMS

                  These forms of annuity are the same as the Life-Five Year Certain Annuity Form except that the amount payable to the Participant under this form is less and 120, 180, or 240 monthly payments are guaranteed instead of 60 monthly payments.

         (c)      AMOUNT PAYABLE

                  The amount payable to the Participant under these annuity forms shall be equal to the Actuarial Equivalent of the amount payable to him or her on the straight life annuity form, but in no event more than his or her maximum benefit under Section 3.08.

4.05              ELECTION OF OPTIONAL ANNUITY FORM

                  In lieu of having his or her Accrued Benefit paid on the form normally payable, a Participant whose annuity benefit commences on or after the Participant's attainment of age 55 or who is eligible to receive a Lump Sum Benefit may elect, in writing, to have such benefit paid under any one of the other annuity forms described in Sections 4.02, 4.03, 4.04, 4.07 or 4.11, or in a full or partial lump sum, if the provisions of Sections 4.06 or 4.12 apply. Any Participant whose annuity benefit commences prior to his or her attainment of age 55 and who is not eligible for a Lump Sum Benefit may select either a 50% joint and survivor annuity (if married on his or her Retirement Date), or straight life annuity. In no event may any form of annuity elected provide payments over a period exceeding

                  (a) the Participant's life or the lives of the Participant and his or her spouse, or

                  (b) the Participant's life expectancy or the joint life expectancy of the Participant and his or her spouse.

                  If the Participant is married on his or her Retirement Date, he or she may elect, at any time prior to the thirtieth day following the day on which the Administrative Committee provides the information described in the penultimate paragraph of this Section 4.05 (the Election Period), to waive the annuity form normally payable and elect a different form of annuity (other than a different contingent

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                  annuity form with his or her spouse as the contingent
                  annuitant), a Lump Sum Benefit or an Available Cash Benefit only if :

                  (c) the Administrative Committee receives the irrevocable written consent of the Participant's spouse to such election, which is witnessed by a representative of the Administrative Committee or notarized,

                  (d) the Participant's waiver and the spouse's consent state the specific nonspouse beneficiary (including any class of beneficiaries or contingent beneficiaries) and the particular optional form of benefit, neither of which may be further modified (except back to one of the contingent annuity forms with his or her spouse designated as the contingent annuitant) without the spouse's subsequent consent (unless expressly permitted by the spouse), and

                  (e) the spouse's consent acknowledges the effect of such consent.

                  The consent of the spouse shall not be required in the event the Participant demonstrates, to the satisfaction of the Administrative Committee, that such spouse may not be located. Any such waiver by the Participant may be revoked at any time (and any number of times) during the Election Period.

                  Any elected annuity form shall become effective on the Participant's Retirement Date if the election is made by such Retirement Date, and the Participant and his or her spouse, if any, complete all necessary documentation concerning such election within sixty days following such Retirement Date. If the necessary documentation is not completed during such period, the Participant shall be deemed to have revoked the election of his or her Retirement Date. If, as result of the provisions of this Section as in effect prior to September 1, 2001, requiring certain elections of forms of benefits to be filed two years prior to their effective dates, the effective date of an election of a form of benefit by a Participant was to be effective after September 1, 2001, it shall be immediately effective as of such date.

                  Once a Participant has reached the one hundred-twentieth day following his or her Retirement Date, his or her election of an annuity form of benefit cannot be changed or rescinded. Changes to such election of an annuity form of benefit following the Participant's Retirement Date may be made only if the Participant notifies the Plan Administrator of such change within such one hundred-twenty day period, the revised annuity election satisfies the other requirements of this section and the Participant and the Participant's contingent annuitant, if any, are alive on the date such election is received by the Plan Administrator. If a Participant's designated contingent annuitant should die before the Participant's

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                  Retirement Date, his or her annuity shall be payable on the straight life annuity form unless he or she elects another annuity form in accordance with this Section. Elections of Lump Sum Benefits and Available Cash Benefits are irrevocable once payment of the benefit is made to the Participant or beneficiary.

                  The Administrative Committee shall provide information to each Participant concerning his or her normal form of benefit and the optional forms during the period beginning ninety days prior to his or her Retirement Date and ending thirty days prior to such date. Such information shall include a description of the terms and conditions of such standard form, the right of the Participant to waive such normal form (and the effect of such a waiver), the rights of the Participant's spouse (if any) to consent to such waiver, and the right to revoke such a waiver (and the effect of such a revocation). To the extent required by law, such information shall also be provided to the Participant's spouse, if any.

                  Notwithstanding the preceding paragraph, requiring the Administrative Committee to provide information to the Participant not later than thirty days prior to his or her Retirement Date, the Participant's Retirement Date may be fewer than thirty days following the delivery of such information if:

                  (f) The Administrative Committee provides information to the Participant clearly indicating that the Participant has a right to at least thirty days to consider whether to waive the normal form of benefit and elect another form of benefit;

                  (g) The Participant is permitted to revoke any election made until at least his or her Retirement Date or, if later, the seventh day following the date on which he or she received the explanation described in the preceding paragraph;

                  (h) The Participant's Retirement Date is after the date on which the explanation described in the preceding paragraph is provided, although the Participant's Retirement Date may be before the Participant makes an election of a form of benefit and the date distributions commence as described in (i), below; and

                  (i) Distributions in accordance with the Participant's election of a form of benefit do not commence prior to the expiration of the seven day period that begins the day after the explanation described in the preceding paragraph is provided to the Participant.

4.06     AVAILABLE CASH BENEFIT

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         Any Participant who earns an Hour of Service on or after January 1,
         2002, has attained age 55 on his or her Severance Date, and has completed all required documentation on or before the Processing Date set forth in the table below, may elect, in accordance with Section
         4.05 to receive his or her Available Cash Benefit on the last day of the month following the month in which such documentation is completed. The Lump Sum Date for such a Participant shall be the first day of the month in which such Available Cash Benefit is paid or available for payment.

         Any Participant who earns an Hour of Service on or after January 1, 2002, and is not described in the preceding paragraph, may elect, in accordance with Section 4.05, not later than the fifth day following the applicable Lump Sum Date, as set forth in the table below, to receive his or her Available Cash Benefit in the form of a lump sum payment. Any such elected Available Cash Benefit will be paid following the execution, by the Participant and the Participant's spouse, if any, of the appropriate documentation concerning such election, if such documentation is executed on or before the date set forth in the final column of the following table. If the appropriate documentation has not been executed by the date set forth in the table, the Participant shall be deemed to have waived his or her rights to elect distribution of his or her Available Cash Benefit. If the Participant is rehired by a Participating or Non-Participating Employer prior to the date on which the Available Cash Benefit is paid, no benefit shall be payable until the Participant has another Severance Date.

              SEVERANCE DATE                PROCESSING DATE                LUMP SUM DATE          FINAL DATE FOR EXECUTION
                                                                                                      OF DOCUMENTATION
          Between February 1 and          June 15 immediately         September 1 immediately      October 31 immediately
                 April 30            following the Severance Date   following the Severance Date   following the Lump Sum
                                                                                                            Date
         Between May 1 and July 31     September 15 immediately        December 1 immediately      January 31 immediately
                                     following the Severance Date   following the Severance Date   following the Lump Sum
                                                                                                            Date
           Between August 1 and         December 15 immediately         March 1 immediately         April 30 immediately
                October 31           following the Severance Date   following the Severance Date   following the Lump Sum
                                                                                                            Date
          Between November 1 and         March 15 immediately            June 1 immediately          July 31 immediately
                January 31           following the Severance Date   following the Severance Date   following the Lump Sum
                                                                                                            Date

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         Any Participant who is entitled to a distribution of Employee
         Contributions, with Interest, may elect a distribution of his or her Available Cash Benefit only if he or she also elects, at the same time, to receive such Employee Contributions, with Interest, in a lump sum. A Participant who elects to receive his or her Available Cash Benefit shall also receive interest on the amount of such benefit from the Lump Sum Date to the last day of the month in which the benefit is distributed, at the Applicable Interest Rate determined from time to time.

         The Lump Sum Date for all other Participants shall be the first day of the month in which the first benefit payment under this Plan is paid.

4.07     LEVEL INCOME OPTION

         Any Participant whose Retirement Date occurs prior to the first day of the calendar month preceding his or her sixty-second (62nd) birthday and who either has a termination of employment which is an Eligible Termination or whose Retirement Date occurs on or after his or her fifty-fifth (55th) birthday, may, subject to the conditions hereinafter set forth, elect to have a portion of his or her Residual Annuity Benefit, adjusted as provided in Section 3.04, payable to him or her as an annuity on such Retirement Date converted into an amount of annuity certain which is the actuarial equivalent, determined in accordance with Code Sections 411(a)(11)(B) and 417(e)(3), utilizing the Applicable Interest Rate as of the date on which such annuity certain commences, of the portion of the Residual Annuity Benefit converted. Any such conversion of the Participant's Residual Annuity Benefit shall first occur with regard to the benefit payable as a variable annuity, as described in Article VII, if any. For purposes of the calculations in this section, the Applicable Interest Rate will be adjusted as provided in Section 14.09.

         The amount of annuity that will be replaced in accordance with the preceding paragraph shall be equal to the least of:

         (a) 70% of the amount of annuity that would be payable had he or she not elected this option,

         (b) the amount required to produce payments under the annuity certain which are equal to his or her estimated Primary Insurance Amount payable at age 62 under Social Security, or

         (c) the portion of a Participant's annuity which is equal to the benefit that is, or would have been, payable based on the portion of his or her Final Average

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                  Compensation which did not exceed his or her Social Security
                  Covered Compensation.

         ANNUITY CERTAIN

         This form of annuity provides increased monthly payments to the Participant commencing on the last day of the calendar month in which his or her Retirement Date occurs (the first day of such month with respect to Participants whose final Severance Date occurred prior to March 1, 1989), and terminating with the payment due in:

         (d)      the calendar month in which his or her death occurs, or

         (e) the calendar month in which his or her sixty-second (62nd) birthday occurs,

         whichever occurs first. If the Participant's death occurs before his or her sixty-second (62nd) birthday, annuity certain payments will be continued to his or her beneficiary each calendar month thereafter, terminating with the payment due in the calendar month in which the Participant's sixty-second (62nd) birthday occurs. The Participant's beneficiary for this benefit must be the same as the beneficiary, if any, entitled to benefits under the form of annuity benefit chosen by the Participant with respect to the balance of his or her Residual Annuity Benefit.

         SOCIAL SECURITY ESTIMATE

         For the purposes of this Section 4.07, the estimated Primary Insurance Amount payable to a Participant at age sixty-two (62) shall be equal to 80% of the amount determined by applying 1/12 of:

         (a)      his or her last Covered Compensation, or

         (b)      his or her Social Security Covered Compensation,

         whichever is less, to the December 1978 Social Security PIA Table.

         Effective for any Participants retiring on or after August 1, 2000, the Plan Administrator shall estimate the Primary Insurance Amount payable to such Participant at age 62, based on the provisions of the Social Security Act then in effect. Notwithstanding the foregoing, if the Participant provides the Plan Administrator with an estimate, provided by the Social Security Administration or other party, of the benefit to which he or she is entitled at age 62, such estimate may be used for this purpose.

         ELECTION OF OPTION

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         Each Participant shall have the right to elect this option prior to his or her Retirement Date. Only one such election may be made, even if the Participant has additional Retirement Dates. The election must be in writing on a form satisfactory to the Administrative Committee and, once made, it may be changed or revoked at any time prior to his or her Retirement Date.

         Participants in this Plan whose Severance Date or Termination of Employment was prior to March 1, 1980, and Participants in the Wausau Plan whose Severance Date or Termination of Employment was prior to January 1, 1996, are not entitled to elect this option.

4.08     DESIGNATION OF BENEFICIARY

         In the event a Participant elects one of the benefit forms described in
         Section 4.04 or Section 4.07, such election shall include the name of the person designated by the Participant as the beneficiary or beneficiaries to receive the remaining benefit, if any, upon the death of the Participant. The Participant may also name one or more contingent beneficiaries to receive benefits in the event the primary beneficiary or beneficiaries shall die prior to receipt of all payments. The Participant may designate different beneficiaries or contingent beneficiaries at any time, subject to the spousal consent rules set forth in Section 4.05. If the beneficiary or beneficiaries, including any contingent beneficiaries, predecease the Participant, any payments due under the elected annuity form at the Participant's death shall be paid to the Participant's estate. If there is no estate opened for the Participant pursuant to the applicable state and local laws, the remaining benefit shall be distributed in the following order: to the Participant's surviving spouse, if any; if there is no surviving spouse, to the Participant's surviving children, if any, equally; if the Participant has no surviving spouse or children, then to the Participant's surviving parents, if any, equally; if none of the preceding parties survive the Participant, then to the Participant's surviving siblings, if any, equally.

4.09     UNISEX BENEFIT CALCULATION

         Annuity payments derived from Accrued Benefits earned after August 1, 1983, must be calculated on a unisex basis. Actuarial Equivalent for Participants terminated before March 1, 1984, was determined using sex distinct mortality assumptions, whereas, for Participants terminated on or after March 1, 1984, Actuarial Equivalent is determined using unisex mortality assumptions. Applicable factors are calculated for converting a Participant's straight life annuity to an actuarially equivalent amount of optional annuity, and for converting a portion of a Participant's straight life annuity, to an annuity certain under the Level Income Option.

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         Anything in the Plan to the contrary notwithstanding, the following additional adjustments shall apply:

         (a) For Any Male Participant Whose Severance Date Occurred On Or After August 1, 1983 And Before March 1, 1984:

                  Benefits shall be calculated as required by other applicable Plan provisions, except that, the amount of optional annuity, if any, derived from the portion of the Participant's Accrued Benefit credited after July 31, 1983, shall be determined using the conversion factor applicable to a female Participant of the same age with a spouse the same age as the male Participant's spouse.

         (b) For Any Male Or Female Participant Whose Severance Date Occurs On Or After March 1, 1984:

                  Benefits shall be calculated as required by other applicable Plan provisions, except that the minimum benefit payable to any such Participant who has elected an optional annuity form and/or the Level Income Option shall be equal to the amount derived by applying the Participant's Accrued Benefit on February 29, 1984, to the appropriate conversion factor(s) applicable to a female Participant whose Severance Date occurred before March 1, 1984. The appropriate factor for a male Participant is the factor applicable to a female Participant the same age, with a spouse the same age as the male Participant's spouse.

4.10     MINIMUM DISTRIBUTION REQUIREMENTS

         Notwithstanding anything else set forth in this Article IV, the entire interest of each Participant shall be distributed to such Participant or his or her beneficiary, beginning not later than the Required Beginning Date, over the life of such Participant or the lives of such Participant and his or her beneficiary.

         In the event the Participant shall die prior to the distribution of his or her entire interest under the Plan, distributions shall:

         (a) continue, at least as rapidly as under the method of distribution in effect on the Participant's date of death, in the event that distributions had already commenced at that time, or

         (b) in the event distributions had not yet commenced under the Plan at the Participant's date of death, in accordance with
                  Article V of the Plan.

         These requirements may be modified or supplemented by regulations, promulgated by the Secretary of Treasury, which implement the provisions of Section 401(a)(9) of the Code,

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

         including Proposed Treasury Regulations Sections 1.401(a)(9)-1 and 1.401(a)(9)-2.

         Any Participant required to receive distributions pursuant to this section prior to 1997 while still actively employed by a Participating Employer may elect to terminate such distributions at any time prior to his or her Required Beginning Date. Such election may be made by notifying the Plan Administrator in writing. A Participant who makes such election may later elect to recommence distributions pursuant to this section or Section 4.11 of this Plan by filing an election with the Plan Administrator. Such election to recommence benefits shall result in payments in the form in which benefits originally were paid under this section with the same beneficiary or contingent annuitant unless the Participant files a new election which complies with the requirements of 4.05, including the requirement that the Participant's spouse, if any, consent to such election.

4.11     PRE-RETIREMENT DISTRIBUTIONS

         Any Participant who reaches age 70 1/2 prior to January 1, 1999, while still actively employed by a Participating Employer, may elect to commence the receipt of his or her benefits, subject to the requirements of this Article concerning timing of elections and spousal consent. At the end of each Plan Year following the commencement of such distributions during which the Participant remains in the employ of an Employer or Non-Participating Employer, the Plan Administrator shall recalculate the Accrued Benefit as required under Proposed Treasury Regulation Section 1.411(b)-2(b)(4)(iii) and shall increase the Participant's monthly annuity payment as appropriate to reflect continued benefit accrual.

4.12     LUMP SUM BENEFITS

         In the event the present value, determined as provided in Section 14.09 of this Plan, of the Accrued Benefit, to the extent it exceeds the Participant's Contributions, with Interest, of a Participant who earned a Month of Participation Service prior to January 1, 2002, and who has not received a distribution of his or her Available Cash Benefit or Lump Sum Benefit at any time, is greater than $5,000, but less than or equal to $10,000, on any date on or after such Participant's Severance Date, he or she may elect, in accordance with Section 4.05, to receive such benefit in the form of a lump sum payment. Any distribution pursuant to this Section shall be treated in the same manner, and shall be subject to the same rules, as a distribution pursuant to Section
         14.09 of this Plan. Any Participant entitled to a distribution of his or her Lump Sum Benefit and who is also entitled to a distribution of Employee Contributions with Interest may elect a distribution of his or her Lump Sum Benefit only if he or she also elects, at the same time, to receive such Employee Contributions with Interest, in a lump sum.

4.13     METHOD OF PAYMENT

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         Each benefit becoming due under the Plan shall be paid by the Insurance
         Company in accordance with and subject to the terms of its Group
         Annuity Contract(s) with the Participating Employers in force at the time of payment.

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                                    ARTICLE V

                     DEATH BENEFITS PRIOR TO RETIREMENT DATE

5.01     AUTOMATIC SPOUSE'S BENEFIT

         (a)      Period Of Coverage

                  Each Eligible Participant shall be automatically covered by this benefit from his or her Coverage Date to his or her Retirement Date, irrespective of any intervening Termination of Employment or Severance Date.

                  An Eligible Participant is any Participant

                  (i) whose Severance Date with a vested interest in his or her Accrued Benefit occurred on or after March 1, 1976, and before March 1, 1985, and who was alive on August 23, 1984,

                  (ii) who, on March 1, 1985, was in the employ of a Participating Employer or a Non-participating Employer or on disability accrual under this Plan or the plan of a Non-Participating Employer, or

                  (iii)    who becomes a Participant after March 1, 1985.

                  The Coverage Date of an Eligible Participant shall be the last to occur of:

                  (iv)     March 1, 1985,

                  (v) the date he or she attains a 100% vested interest in his or her Accrued Benefit in accordance with Section 6.02, or

                  (vi)     the date of his or her marriage.

         (b)      Benefit Payable

                  If the death of a Participant covered by this benefit occurs before his or her Retirement Date, his or her surviving spouse shall be paid a annuity commencing on the date and in the amount specified below, such annuity to provide monthly payments on the last day of each calendar month (the first day of such month with respect to the spouse of a Participant whose final Severance Date occurred prior to March 1, 1988) during the spouse's remaining lifetime, terminating with the payment due in the calendar month in which the spouse's death occurs.

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                  The amount of annuity payable to the surviving spouse shall be equal to the amount that would have been payable under the 50% contingent annuity form

                  (i) with respect to a terminated Participant dying on or before his or her Earliest Retirement Date, had the Participant survived to such date, retired on that date, and died the next day;

                  (ii) with respect to an active Participant dying on or before his or her Earliest Retirement Date, had the Participant incurred a Severance Date at date of death, survived to his or her Earliest Retirement Date, retired on that date, and died the next day; or

                  (iii) with respect to a Participant dying after his or her Earliest Retirement Date, had the Participant retired on the day before his or her death.

                  For purposes of this section, the benefit of a surviving spouse of a Participant under this section shall be reduced, as a result of the provisions of Section 3.01(d)(iv), by only such amount as is actually paid to such surviving spouse under the plan or plans described in Section 3.01(d)(iv).

                  The date of the first payment to the surviving spouse shall be the last day of the calendar month (the first day of such month with respect to Participants whose final Severance Date occurred prior to March 1, 1989) on which a payment would be due the spouse in accordance with the 50% contingent annuity form under whichever is applicable of the conditions specified in (i), (ii) and (iii), above.

                  In lieu of receiving a benefit commencing on the date specified in the preceding paragraph, the surviving spouse may elect to:

                  (iv) defer payment of the annuity benefit described above to the last day of any subsequent calendar month, but not later than:

                           (A) December 31 of the year following the year in which the Participant died, or

                           (B) December 31 of the year in which the Participant would have attained age 70 1/2,

                           whichever is later; or

                  (v) receive, not later than December 31 of the calendar year which includes the fifth anniversary of the Participant's death, a lump sum which is the Actuarial Equivalent, determined utilizing the Applicable Interest Rate, on

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                           the date on which such lump sum is paid, adjusted as
                           provided in Section 14.09, of the annuity benefit described above.

                  If the Participant's surviving spouse elects to defer commencement of the benefit as provided in (iv) above, the amount payable to the surviving spouse on such deferred commencement date shall be adjusted to take into account the early retirement and contingent annuity factors applicable on such deferred commencement date.

                  "Earliest Retirement Date" means the first day of the calendar month in which the Participant would have been eligible to elect early retirement benefits (under Section 3.04) or minimum early retirement accrued benefits (under Section 3.06), or minimum year-end early retirement benefits (under
                  Section 3.07).

         (c) The Administrative Committee shall provide information concerning this benefit at such time and in such manner as shall be necessary to satisfy the requirements of Code Section 417.

         (d) The provisions of this Section as in effect on August 22, 1984, shall apply to any Participant whose Severance Date occurred on or after September 2, 1974, and before March 1, 1976, and who was alive and had not reached his or her Retirement Date on August 23, 1984.

         (e)      The spouse of a Participant may waive the benefit under
                  Section 5.01 at any time, provided, however, that any such waiver executed prior to the first day of the Plan Year in which the Participant reaches age 35 shall be void on or after the first day of such Plan Year. Such waiver must be witnessed by a representative of the Administrative Committee or notarized. In the event the Participant establishes, to the satisfaction of the Administrative Committee, that he or she is unable to locate his or her spouse, the Participant will be permitted to waive the payment of this benefit to such spouse.

         (f)      A Participant whose benefit has been suspended as provided in
                  Section 6.11 following his or her Retirement Date shall be entitled to a death benefit as provided in that section.

5.02     DEATH BENEFIT

         Each Participant shall be automatically covered by this benefit during each month prior to his or her Retirement Date in which he or she accrues a Month of Accrual Service, or, for any Participant who is on a leave of absence from a Participating Employer or Non-Participating Employer in order to serve in the military forces of the United States, any month in which such Participant retains reemployment rights with such employers under

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         the laws of the United States.

         Except as provided in Section 6.11, if the Participant should die during any such month, the Participant's designated Beneficiary shall receive a single sum equal to the Participant's Account Balance. A Participant's designated Beneficiary may elect to receive the Account Balance as a lump sum or as a fixed single life annuity, which is the Actuarial Equivalent of the Participant's Account Balance as of the date on which such designated Beneficiary elects to commence such annuity benefit, determined utilizing the Applicable Interest Rate on such date, adjusted as provided in Section 14.09.

         Unless the spouse of a Participant has filed a waiver under Section 5.01(e) and has consented to the designation of another Beneficiary under this Section 5.02, or the Participant has established, to the satisfaction of the Administrative Committee, that he or she is unable to locate such spouse, a married Participant's Beneficiary must be his or her surviving spouse. Such surviving spouse may elect to receive either the benefit provided by this Section or that provided by Section
         5.01. The Administrative Committee shall furnish such surviving spouse a written explanation of the benefits provided by Sections 5.01 and 5.02, in non-technical terms, and the financial impact of each such benefit election.

         The designated Beneficiary shall be paid the lump sum benefit provided by this Section 5.02 as soon as practical, but in no event later than December 31 of the calendar year which includes the fifth anniversary of the Participant's date of death. For any designated Beneficiary, other than the Participant's surviving spouse electing to receive an annuity benefit rather than a lump sum benefit, such annuity must commence not later than December 31 of the calendar year following the year in which the Participant died. If the designated Beneficiary is the Participant's surviving spouse, he or she may elect to defer receipt of such annuity benefit as provided in Section 5.01(b)(iv).

         A Participant may name more than one designated Beneficiary. Each designated Beneficiary shall be paid the portion of the death benefit specified by the Participant for such person payable by reason of the death of the Participant. If the Participant does not specify amounts, the death benefit shall be divided equally among the surviving primary designated Beneficiaries. If any of the named primary designated Beneficiaries die before the Participant dies, the deceased beneficiary's portion shall be divided equally among the surviving primary designated Beneficiaries unless the Participant specifies otherwise. If there is no surviving primary designated Beneficiary, the total benefit shall be divided equally among the surviving contingent designated Beneficiaries, unless the Participant specifies otherwise.

         If there is no properly designated Beneficiary surviving when the Participant dies, the death benefit shall be paid to the Participant's estate. If there is no estate opened for the Participant pursuant to the applicable state and local laws, the death benefit shall be

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         distributed in the following order: to the Participant's surviving spouse, if any; if there is no surviving spouse, to the Participant's surviving children, if any, equally; if the Participant has no surviving spouse or children, then to the Participant's surviving parents, if any, equally; if none of the preceding parties survive the Participant, then to the Participant's surviving siblings, if any, equally.

         "Beneficiary", for purposes of this Section, shall mean an individual, trust, or other entity designated by the Participant to receive the benefit provided by this Section, provided, however, a married Participant may not designate a Beneficiary other than his or her spouse, unless the Administrative Committee receives, from such spouse, a written consent to such designation along with a timely waiver of the spouse in accordance with Section 5.01(e) or the Participant establishes, to the satisfaction of the Administrative Committee, that he or she is unable to locate such spouse. A Participant's beneficiary designation may include contingent beneficiaries. A Participant may change his or her beneficiary designation at any time by writing to the Administrative Committee. Such change shall take effect as of the date the Administrative Committee receives such a written designation, whether or not the Participant is alive at such time, but without prejudice to the Participating Employers, the Administrative Committee, or the Insurance Company as a result of payments made prior to the receipt of such designation.

5.03     RELATIONSHIP TO SPOUSE'S BENEFIT OPTION; COST

         The death benefits provided under this Article V replace the employee-paid Spouse's Benefit Option in effect hereunder prior to March 1, 1980. Though Participants are no longer required to pay for the death benefits provided under this Article V, all Spouse's Benefit Option premiums paid prior to March 1, 1980, shall remain in the Plan, and all Spouse's Benefit Option actuarial reductions of accrued benefits experienced prior to March 1, 1980, shall remain in effect.

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                                   ARTICLE VI

                         CHANGE OF STATUS OF PARTICIPANT

6.01     DEATH

         (a) DEATH BEFORE RETIREMENT DATE -- If the death of a Participant occurs before his or her Retirement Date, no benefit of any kind shall be payable under the Plan with respect to such Participant unless he or she is covered by the benefits described in Article V, in which case the benefit payable shall be determined in accordance with such Article.

         (b) DEATH ON OR AFTER RETIREMENT DATE -- If the death of a Participant occurs on or after his or her Retirement Date, the benefit, if any, payable under the Plan on account of such death will be determined in accordance with the form of annuity in effect as to the Participant on the date of his or her death, as provided in Article IV.

6.02     SEVERANCE OF EMPLOYMENT

         (a) Any benefit payable with respect to a Participant whose Severance Date occurs in a Plan Year commencing on or before December 31, 1988, shall be determined as follows:

                  (i) If the Severance Date of a Participant occurs before he or she has met the requirements for vesting set forth in (a)(ii) of this Section, he or she shall forfeit the full amount of his or her Accrued Benefit and shall thereafter be entitled to no benefit under the Plan, unless he or she is rehired by a Participating Employer or hired by a Non-Participating Employer, in which case he or she will be treated as described in Sections 6.05, 6.06 or 6.07, or

                  (ii) The Participant shall retain a 100% vested, nonforfeitable interest in the full amount of his or her Accrued Benefit if the Severance Date of a Participant occurs on or after he or she has (A) completed 10 or more years of Vesting Service, or (B) attained his or her 55th birthday and completed 5 or more Years of Vesting Service (10 or more Years of Service for Participants in the Hickey-Mitchell Insurance Agency, Inc., Retirement Plan), or (C) attained his or her Normal Retirement Date.

         (b) Any benefit payable with respect to a Participant whose Severance Date occurs in a Plan Year beginning after December 31, 1988, shall be determined as follows:

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                  (i)      If the Severance Date of a Participant occurs before
                           he or she has met the requirements for vesting set forth in (b)(ii) of this Section, he or she shall forfeit the full amount of his or her Accrued Benefit and shall thereafter be entitled to no benefit under the Plan, unless he or she is rehired by a Participating Employer or hired by a Non-Participating Employer, in which case he or she will be treated as described in Sections 6.05, 6.06 or 6.07, or

                  (ii) The Participant shall retain a 100% vested, nonforfeitable interest in the full amount of his or her Accrued Benefit if the Severance Date of a Participant occurs on or after the earliest of:

                           (A) the Participant's completion of 60 or more Months of Vesting Service;

                           (B)      the later of

                                    (I)      the Participant's attainment of age
                                             65, or

                                    (II)     the fifth anniversary of the first
                                             day of the calendar month in which
                                             the Participant first accrued a
                                             Month of Participation Service,
                                             Month of Farmland Participation
                                             Service, Month of Nationwide
                                             Participation Service, or Month of
                                             Wausau Participation Service;

                           (C) the date the Participant transfers to the status of Agent, if such transfer occurs on or after January 1, 1994, or the Participant was an Agent on January 1, 1994

                           (D) the Participant's date of death, if the Participant accrues a Month of Vesting Service in the month is which his or her death occurs.

                  Unless the Participant is eligible to elect an early retirement benefit in accordance with Sections 3.04, 3.06 or 3.07, the Accrued Benefit retained to a Participant's credit in accordance with this Section shall provide him or her with a annuity commencing on his or her Normal Retirement Date.

                  Notwithstanding the preceding provisions of this subsection, each Participant employed by a Participating Employer on November 1, 1998, and employed by Wausau Service Corporation or Liberty Mutual Insurance Company on January 1, 1999, shall have a 100% vested, nonforfeitable interest in the full amount of his or her Accrued Benefit.

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          (c)     The Participant shall retain, at all times, a 100% vested, nonforfeitable interest in the full amount of his or her Employee Contributions, and Interest.

6.03     DISABILITY

         Anything in the Plan to the contrary notwithstanding, if a Participant:

         (a) becomes eligible for and receives disability benefits under the Social Security Act (or would have received such benefits but for his or her death, attainment of an age at which he or she is no longer eligible for such benefits, or, for disabilities commencing on or after January 1, 2002, return to active service within 155 days after becoming eligible for and receiving disability income benefits under a plan maintained by the Participating Employers, prior to the end of the waiting period for such benefits), or

         (b) for disabilities commencing on or after January 1, 1992, applies for disability benefits under the Social Security Act, his or her eligibility for such benefits is denied by the Social Security Administration and the Participant exhausts all available administrative appeals of such denial, and if such Participant is eligible for and receives disability income on account of such disability under a plan maintained by the Participating Employers, such Participant will accrue a Month of Participation Service (if he or she was an Employee and a Participant on the date he or she became disabled), a Month of Accrual Service, and a Month of Vesting Service for each month that he or she receives benefits:

         (c) under the Social Security Act, including the waiting period therefore, or would have received such benefits if

                  (i) his or her final appeal of the denial of eligibility had been successful or

                  (ii)     he or she had not

                           (A)      died,

                           (B) attained an age at which he or she is no longer eligible for such benefits, or

                           (C) for disabilities commencing on or after January 1, 2002, returned to active service within 155 days after becoming eligible for and receiving disability income benefits under a plan maintained by the Participating Employers,

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                  prior to the end of the waiting period for such benefits, and

         (d) under the disability income plan maintained by the Participating Employers.

         For the purpose of determining his or her accrued benefit, such a Participant's base salary in effect when he or she became disabled shall be deemed to continue during the period in which he or she is accruing Months of Participation Service in accordance with the preceding sentence. In the event:

         (e) such Participant is denied benefits under the Social Security Act, for disabilities commencing prior to January 1, 1992;

         (f) such Participant is denied benefits under the disability income plan maintained by the Participating Employers; or

         (g) for disabilities commencing on or after January 1, 1992, such Participant fails to complete an appeal of a denial of benefits under the Social Security Act,

         and if the Participant does not, coincident with such denial or failure to appeal, resume active employment with an Employer or a Non-Participating Employer, such Participant's Severance Date shall be the last date for which he or she receives sick leave benefits from a Participating Employer, and he or she shall not accrue any additional Months of Vesting Service, Months of Accrual Service, or Months of Participation Service following such date unless later rehired by a Participating Employer or Non-Participating Employer.

         If the disability benefits payable to the Participant under:

         (h) the Social Security Act terminate and Participant fails to complete an appeal of such termination, or

         (i) the disability income plan maintained by the Participating Employers terminate,

         and if the Participant does not, coincident with such termination or failure to appeal, resume active employment with an Employer or a Non-Participating Employer, such Participant's Severance Date shall be deemed to have occurred as of the last day of the calendar month in which such disability benefits terminate, and he or she shall not accrue any additional Months of Vesting Service, Months of Accrual Service, or Months of Participation Service following such date unless later rehired by a Participating Employer or Non-Participating Employer. If the Participant resumes active employment with a Participating Employer he or she shall resume his or her status in the Plan as an active Participant.


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         For a disabled Participant who ceases to accrue Months of Participation
         Service in accordance with this Section 6.03 prior to January 1, 1994, his or her Accrued Benefit shall be increased by a cumulative 2.5% for each March 1 after his or her disability income payments began and before his or her retirement benefit is to begin, excluding any such March 1 on which he or she was not receiving disability income and Social Security benefits. Should such a Participant resume active employment with a Participating Employer or Non-Participating Employer when the accrual of such Months of Participation Service ceases, his or her Accrued Benefit hereunder after such resumption shall not be less than the increased amount determined in accordance with this paragraph. Such increase shall be effected by adjusting the portion of the Accrued Benefit which is not integrated with Social Security to the extent required to augment the entire amount to the level described in the preceding sentence.

         The Covered Compensation of a Participant who accrues a Month of Participation Service on or after January 1, 1994, in accordance with this Section 6.03, shall be determined, for purposes of calculating his or her Accrued Benefit, in the normal manner, except as provided below. Covered Compensation for purpose of the FAP Benefit described in
         Section 3.01, shall be credited at the rate of 1/12 of the greatest of the amounts described in (j)(i) through (iii) below, adjusted as provided below, for each month in which a Month of Participation Service is accrued. For purposes of determining the Pay Credits of a Participant accruing Months of Participation Service pursuant to this
         Section 6.03, an initial credit of Pay Credits that would have accrued from the date of disability to the date on which the Participant is determined to be eligible for benefits under this section shall be credited to the Participant's Account Balance on the Payday following such determination, based on the Covered Compensation that was in effect under this section from time to time. No Interest Credits will be credited with respect to such Pay Credits for periods prior to the date they are credited to the Participant's Account Balance. Thereafter, a pro rata portion of the Covered Compensation, determined by dividing the Covered Compensation of the Participant, calculated as provided in the second preceding sentence of this section, by the number of Paydays in the Plan Year, shall be treated as paid each Payday for services performed as an Employee. Such Covered Compensation shall be increased as follows:

         (j) the initial increase in the rate of Covered Compensation credited shall occur effective as of January 1, of the year in which the Participant first became eligible for and received disability income and Social Security benefits, or would have received such benefits but for the applicable waiting periods for such benefits or, for Plan Years beginning on or after January 1, 2001, the denial of eligibility for such benefits by the Social Security Administration following his or her exhaustion of all available administrative appeals of denials (the Disability Year), if Participant's Covered Compensation for the calendar year preceding the Disability Year is greater than Participant's Covered Compensation for the Disability Year, determined without regard to this section; otherwise, the initial

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                  increase in the rate of Covered Compensation credited shall be effective on January 1, of the calendar year following the Disability Year; and, in either event, the rate of Covered Compensation credited shall be increased to 102.5% of the greatest of:

                  (i) Participant's annual base salary in effect on the date the Participant first became eligible for and received disability income and Social Security benefits, would have received such benefits but for the applicable waiting periods for such benefits, or, for Plan Years beginning on or after January 1, 2001, accrue Months of Participation Service under this section;

                  (ii) Participant's Covered Compensation for the Disability Year, determined without regard to this section; or

                  (iii) Participant's Covered Compensation for the calendar year preceding the Disability Year; and

         (k) subsequent increases in the rate of Covered Compensation credited will be effective on each January 1, following the initial increase, for as long as the Participant continues to receive disability income and Social Security benefits, or, for Plan Years beginning on or after January 1, 2001, accrue Months of Participation Service under this Section, and the rate of Covered Compensation for each calendar year shall be equal to 102.5% of the rate of Covered Compensation credited in the prior year under this Section.

6.04     TRANSFERRED PARTICIPANTS

         The transfer of a Participant from employment with an Employer to employment with a Non-Participating Employer, although such transfer does constitute a severance of the employer-employee relationship between the Participant and the Employers, shall not, for the purposes of this Plan, only, be considered a Termination of Employment. Termination of Employment with respect to such a Participant will be deemed to occur when he or she ceases to be an employee of any Employer or Non-Participating Employer. The severance of a Participant's employment with one Employer concurrent with his or her hire by a Participating Employer or a Non-Participating Employer shall not be deemed to be a Termination of Employment or Severance Date under the Plan.

         For the purpose of determining his or her Years of Vesting Service, Months of Vesting Service, and his or her vested interest under Section 6.02, any period during which a Participant was in the employ of a Non-Participating Employer, or, prior to January 1, 1994, in the status of an Agent, whether or not such period occurred before or after his or her period of participation hereunder as long as it was occasioned by a direct transfer from Agent Status or employment with a Non-Participating Employer to employment


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         with a Participating Employer or by direct transfer from employment with a Participating Employer to the status of Agent or to employment with a Non-Participating Employer, shall, together with his or her employment with the Participating Employers, be deemed to be continuous employment with the Participating Employers. Any such individual in the status of Agent as of January 1, 1994, shall be deemed to have terminated employment on December 31, 1993, and shall be 100% vested in any accrued benefit in this Plan. The computation period to be used in determining such a Participant's Years of Vesting Service shall be the 12 month period beginning with the first day of such continuous employment and each 12 month period beginning on an anniversary of such first day.

         A person who is transferred from the status of Agent or from employment with a Non-Participating Employer to the employ of a Participating Employer shall become a Participant hereunder (or shall resume active participation hereunder) on the first day of the calendar month coinciding with or next following the later of the date of transfer or the date such person first satisfied the eligibility requirements of
         Article II. A Participant shall accrue a Month of Participation Service for each calendar month on or after the date of transfer. However, in no event may more than one Month of Participation Service be credited for any calendar month under this Plan or any other defined benefit plan maintained by a Non-Participating Employer.

         The Accrued Benefit of any Participant who is transferred to the employ of a Non-Participating Employer shall be calculated using Final Average Compensation determined by taking into account Covered Compensation for periods of service with such Non-Participating Employer as it was Covered Compensation received from a Participating Employer.

         The Accrued Benefit of a Participant who was transferred from the employ of a Non-Participating Employer to the employ of a Participating Employer shall be calculated using Final Average Compensation determined by taking into account his or her Covered Compensation for periods of service with such Non-Participating Employer as if it was Covered Compensation received from a Participating Employer.

         If an employee's employment classification is changed from ineligible (does not meet the definition of Employee) to eligible (does meet such definition) he or she shall become a Participant hereunder on the later of the date of the change in classification or the date on which such employee meets the eligibility requirements of Article II. No Month of Participation Service shall be credited to a Participant on or after the first day of the calendar month following the date his or her employment status changes from eligible to ineligible and during the period he or she is employed in an ineligible status. Months of Participation Service of a Participant whose employment status changes from ineligible to eligible shall be determined in accordance with Sections 6.05(a)(iii), 6.06 or 6.07 as if the date of change were his or her date of rehire, provided, however, that in no event may

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         more than one Month of Participation Service be credited for any calendar month. Final Average Compensation of a Participant described in this paragraph shall not include compensation for any period during which he or she was in an ineligible employment status.

         Any person who was an employee of Insurance Intermediaries, Inc., on May 31, 1979, shall be treated in accordance with the preceding paragraphs of this Section as if he or she had transferred from the employ of a Non-participating Employer to a Participating Employer hereunder on June 1, 1979, subject to the following paragraph.

         Any person referred to in the preceding paragraph who was not a Participant in the Gates, McDonald and Company 1976 Restated Retirement Plan on May 31, 1979, shall become a Participant hereunder on the June 1, September 1, December 1, or March 1, whichever is applicable, which coincides with or next follows the date he or she completes the eligibility requirements specified in Article II.

6.05 REHIRE PRIOR TO JULY 1, 1998, BY PARTICIPATING EMPLOYER OR NON-PARTICIPATING EMPLOYER OF EMPLOYEES WITH AN INITIAL DATE OF HIRE PRIOR TO THE FIRST DAY OF THE FIRST PLAN YEAR COMMENCING AFTER DECEMBER 31, 1988

         If, prior to July 1, 1998, a former Employee of a Participating Employer other than Farmland or Wausau, with an Hour of Service prior to the first day of the first Plan Year commencing after December 31, 1988, is rehired by a Participating Employer or hired by a Non-Participating Employer, or if a former employee of a Non-Participating Employer other than Farmland or Wausau is hired by a Participating Employer, he or she shall be treated as follows:

         (a) FORMER EMPLOYEE OF PARTICIPATING EMPLOYER REHIRED BY A PARTICIPATING EMPLOYER

                  (i) If he or she was a Participant in the Plan upon his or her prior Severance Date, he or she shall become a Participant again on the first day of the calendar month coinciding with or next following the date of rehire, provided he or she is then an Employee.

                           Each other rehired Employee shall become a Participant in the Plan as provided in Article II except that any Year(s) of Service to the Employee's credit upon his or her prior Severance Date shall be restored to his or her credit at rehire and his or her period of absence between such Severance Date and rehire shall not be deemed to constitute a Break in Service having the effect of eliminating any such Year(s) of Service.

                  (ii) His or her Months of Vesting Service on and after his or her date of rehire

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                           shall be equal to the sum of his or her Months of
                           Vesting Service, converted , as appropriate, from Years of Vesting Service, during the period of his or her employment prior to rehire, and his or her Months of Vesting Service, converted, as appropriate, from Years of Vesting Service, during his or her period of employment subsequent to rehire, using a 12 month Computation Period beginning on original Date of Hire and each anniversary thereof for his or her original period of employment, and a 12 month Computation Period beginning on date of rehire and each anniversary thereof for his or her employment after rehire, provided, however, that if the Severance Date and rehire both occurred during the original Computation Period, his or her Years of Vesting Service will be computed from his or her original Date of Hire with either no credit or a full Year of Vesting Service being credited for the Computation Period in which the Severance Date and rehire occurred, depending upon whether he or she completed 1,000 Hours of Service during such Computation Period. If the Participating Employers' records are insufficient to determine the exact number of hours or to yield a reliable approximation of the number of hours worked during any period of employment before rehire and before March 1, 1976, the Participant shall be credited with 1 Year of Vesting Service for each Computation Period or portion thereof during such period of employment in which he or she was employed for at least 6 months.

                  (iii) His or her Months of Participation Service on and after his or her date of rehire shall be equal to the sum of his or her Months of Participation Service earned after date of rehire, plus the larger of the Months of Participation Service to his or her credit upon his or her prior severance of employment under the terms of the Plan then in effect determined by crediting 12 Months of Participation Service for each Year of Benefit Service credited at that time, or the number of Months of Participation Service during the previous period of employment with the Participating Employer, determined as if the requirements for participation set forth in Article II had always been in effect.

                  (iv) In no event will the Accrued Benefit of a rehired Participant be less than his or her vested Accrued Benefit under the Plan at his or her prior Severance Date except for such reduction as may be required in accordance with Sections 6.11 or 14.09.

         (b) FORMER EMPLOYEE OF A NON-PARTICIPATING EMPLOYER HIRED BY A PARTICIPATING EMPLOYER

                  (i) An Employee in this category shall be treated in accordance with (i) and


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                           (ii) of Subsection (a) of this Section for the
                           purposes of determining the date he or she shall become a Participant hereunder and his or her Months of Vesting Service as if his or her years of employment with the Non-Participating Employer were years of employment with the Participating Employers prior to rehire.

                  (ii) Such an Employee's Months of Participation Service shall be computed in the normal manner. His or her Covered Compensation for periods of service with such Non-Participating Employer shall be taken into account for the purpose of determining his or her Final Average Compensation hereunder.

         (c) FORMER EMPLOYEE OF A PARTICIPATING EMPLOYER HIRED BY A NON-PARTICIPATING EMPLOYER

                  (i) A former Employee in this category shall be treated in accordance with (ii) of Subsection (a) of this Section for the purpose of determining his or her Months of Vesting Service as if his or her years of employment with the Non-Participating Employer were years of employment with the Participating Employers subsequent to rehire.

                  (ii) As of the first day of the calendar month coinciding with or next following his or her Date of Hire by the Non-Participating Employer, such former Employee's Accrued Benefit shall be reconstructed hereunder and restored to his or her credit as if such former Employee's Date of Hire by the Non-Participating Employer were date of rehire by a Participating Employer in accordance with (iii) and (iv) of Subsection (a) of this Section.

                           Although Months of Participation Service shall not accrue to his or her credit for years of employment with the Non-Participating Employer, his or her Covered Compensation for periods of service with such a Non-Participating Employer shall be taken into account for the purpose of determining his or her Final Average Compensation hereunder, which shall affect the amount of Accrued Benefit restored to his or her credit upon being hired by the Non-Participating Employer. Increases in Social Security Covered Compensation will also affect such Accrued Benefit.

                  (iii) A former Employee whose Accrued Benefit is restored in accordance with this Subsection (c) shall be deemed to be a Participant hereunder as to such Accrued Benefit. Termination of Employment or subsequent Retirement Date, if applicable, of such a Participant shall be deemed to occur upon the severance of the Participant's employment relationship with the Non-Participating Employer unless such severance is concurrent


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                           with his or her transfer to the employ of another
                           Non-Participating Employer or a Participating
                           Employer.

         (d) For purposes of this Section, any Month of Participation Service earned prior to January 1, 1996, under the terms of this Plan as then in effect (and any Months of Participation Service credited for Years of Benefit Service) shall be treated as Months of Nationwide Participation Service.

6.06 RECREDIT OF SERVICE AT REHIRE FOR EMPLOYEES WITH AN INITIAL DATE OF HIRE ON OR AFTER THE FIRST DAY OF THE FIRST PLAN YEAR COMMENCING AFTER DECEMBER 31, 1988, OR EMPLOYEES REHIRED ON OR AFTER JULY 1, 1998

         (a)      Eligibility Service

                  (i) If a former employee whose first Hour of Service was on or after the first day of the first Plan Year commencing after December 31, 1988, or whose most recent Date of Hire is on or after July 1, 1998, and who had not satisfied the eligibility requirements in accordance with Article II of the Plan, is rehired, eligibility hereunder and the effective date of participation shall be determined in accordance with
                           Article II except that:

                           (A) if rehired before incurring a One Year Break-in-Service, the gap in employment shall not eliminate Months of Eligibility Service completed before such gap in employment, and such rehired employee shall be credited with a Month of Eligibility Service for each calendar month between his or her Severance Date and his or her most recent Date of Hire if he or she does not incur a One Year Break-in-Service during the gap in employment, provided, however, that in the event the employee's Severance Date occurs during a Bridge Period in which he or she was absent from service for a reason other than resignation, retirement, or discharge, the employee will be credited with Months of Eligibility Service for the period between the initial date of such absence and the most recent Date of Hire if such recent Date of Hire is within the Bridge Period beginning on such initial date of absence, provided, further, however, that only one Month of Eligibility Service shall be credited for any calendar month; and

                           (B) if rehired after incurring a One Year Break-in-Service:

                                    (I)      any Months of Eligibility Service
                                             credited before such One Year
                                             Break-in-Service shall be restored
                                             to his or her credit once he or she
                                             completes twelve Months of
                                             Eligibility

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                                    Service (306 days of service, if rehired
                                    between August 1, 1999, and December 31,
                                    2001) following his or her most recent Date of Hire, the effective date of his or her participation shall be the first day of the calendar month following such restoration, and he or she shall be credited, on the date such service is restored, with a Month of Participation Service for each calendar month in which he or she had Service, commencing with the month in which he or she would have become a Participant in the Plan taking into account both the restored Months of Eligibility Service and any Months of Eligibility Service earned since his or her most recent Date of Hire, and ending with the month in which such restoration occurred, and

                           (II) the Computation Period for determining Months of Eligibility Service after rehire shall be the 12 month period beginning on the most recent Date of Hire and each anniversary of such date; and

                  (C) if rehired after incurring five consecutive One Year Breaks-in-Service, the former employee shall receive no credit for Months of Eligibility Service earned prior to the period of severance and the effective date of his or her participation shall be determined under Article II.

                  An employee who is transferred from the employ of a Non-Participating Employer to the employ of a Participating Employer, or who is hired by a Participating Employer following a termination of employment with a Non-Participating Employer shall be treated in accordance with the immediately preceding paragraph as if service with the Non-Participating Employer were Service with the Participating Employer.

         (ii) If a former employee, whose first Hour of Service was on or after the first day of the first Plan Year commencing after December 31, 1988, or whose most recent Date of Hire is on or after July 1, 1998, and who satisfied the eligibility requirements of Article II, and who was not vested in accordance with Section 6.02 of the Plan, is rehired, eligibility hereunder and the effective date of participation shall be determined in accordance with Article II except that:

                  (A)      if rehired before incurring a One Year
                           Break-in-Service, the gap in employment shall not eliminate Months of Eligibility Service completed before such gap in employment, the effective date of

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                           participation shall be the most recent Date of Hire
                           if such individual is an Employee at such time, and the employee shall be credited with one Month of Eligibility Service for each calendar month during such gap in Employment, provided, however, that in the event the employee's Severance Date occurs during a Bridge Period in which he or she was absent from service for a reason other than resignation, retirement, or discharge, the employee will be credited with Months of Eligibility Service for the period between the initial date of such absence and the most recent Date of Hire if such Date of Hire is within the Bridge Period beginning on such initial date of absence, provided, further, however, that only one Month of Eligibility Service shall be credited for any calendar month,

                  (B) if rehired after incurring a One Year Break-in-Service, but prior to incurring 5 consecutive One Year Breaks-in-Service, any Months of Eligibility Service earned before such One Year Break-in-Service shall be restored to his or her credit once he or she completes twelve Months of Eligibility Service (306 days of service, if rehired between August 1, 1999, and December 31, 2001) following his or her most recent Date of Hire, the effective date of his or her participation shall be the first day of the calendar month following such restoration, and he or she shall be credited, on the date such service is restored, with a Month of Participation Service for each calendar month in which he or she had Service commencing with the month in which his or her most recent Date of Hire occurred and ending with the month in which such restoration occurred, or



                  (C) if rehired after incurring five consecutive One Year Breaks-in-Service, the former employee shall receive no credit for Months of Eligibility Service or Years of Service earned prior to the period of severance and the effective date of his or her participation shall be determined under Article II.

                           An employee who is transferred from the employ of a Non-Participating Employer to the employ of a Participating Employer, or who is hired by a Participating Employer following a termination of employment with a Non-Participating Employer shall be treated in accordance with the immediately preceding paragraph as if service with the Non-Participating Employer were


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                           service with a Participating Employer.

                  (iii) If a former employee whose first Hour of Service was on or after the first day of the first Plan Year commencing after December 31, 1988, or whose most recent Date of Hire is on or after July 1, 1998, and who was vested under Section 6.02 of the Plan, is rehired, all Months of Eligibility Service and all Years of Service shall be restored on the most recent Date of Hire and the effective date of participation shall be such Date of Hire if such individual is an Employee at such time, and, if rehired before incurring a One Year Break-in-Service, the employee shall be credited with one Month of Eligibility Service for each month during such gap in Employment, provided, however, that in the event the employee's Severance Date occurs during a Bridge Period in which he or she was absent from service for a reason other than resignation, retirement, or discharge, the employee will be credited with Months of Eligibility Service for the period between the initial date of such absence and the Date of Hire if such Date of Hire is within the Bridge Period beginning on such initial date of absence, provided, further, however, that only one Month of Eligibility Service shall be credited for any calendar month.

         (b)      Vesting Service

                  (i) If a former employee whose first Hour of Service was on or after the first day of the first Plan Year commencing after December 31, 1988, or whose most recent Date of Hire is on or after July 1, 1998, and who was not vested in accordance with Section 6.02 of the Plan, is rehired, vesting hereunder shall be determined in accordance with Section 6.02 except that:

                           (A) if rehired before incurring a One Year Break-in-Service, the gap in employment shall not eliminate Months of Vesting Service completed before such gap in employment, and such pre-gap Months of Vesting Service shall be re-credited on his or her most recent Date of Hire, and the employee shall be credited with one Month of Vesting Service for each calendar month during such gap in employment, provided, however, that in the event the employee's Severance Date occurs during a Bridge Period in which he or she was absent from service for a reason other than resignation, retirement, or discharge, the employee will be credited with Months of Vesting Service for the period between the initial date of such absence and the most recent Date of Hire if such Date of Hire is within the Bridge Period beginning onsuch

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                                       75
                                    initial date of absence, provided, further, however, that only one Month of Vesting Service shall be credited for any calendar month,

                           (B) if rehired after incurring a One Year Break-in-Service, but prior to incurring 5 consecutive One Year Breaks-in-Service, any Months of Vesting Service earned before such One Year Breaks-in-Service shall be restored to his or her credit once he or she completes twelve Months of Eligibility Service (306 days of service, if rehired between August 1, 1999, and December 31,
                                    2001) following his or her most recent Date of Hire, and

                           (C) if rehired after incurring five consecutive One Year Breaks-in-Service, the employee shall receive no credit for Months of Vesting Service earned prior to the period of severance.

                                    An employee who is transferred from the
                                    employ of a Non-Participating Employer to the employ of a Participating Employer, or who is hired by a Participating Employer following a termination of employment with a Non-Participating Employer shall be treated in accordance with the immediately preceding paragraph as if service with the Non-Participating Employer were service with the Participating Employers.

                  (ii) If a former employee whose first Hour of Service was on or after the first day of the first Plan Year commencing after December 31, 1988, or whose most recent Date of Hire is on or after July 1, 1998, and who was 100% vested in accordance with Section 6.02, is rehired, all Months of Vesting Service shall be restored on the most recent Date of Hire, and, if rehired before incurring a One Year Break-in-Service, the employee shall be credited with one Month of Vesting Service for each calendar month during such gap in Employment, provided, however, that in the event the employee's Severance Date occurs during a Bridge Period in which he or she was absent from service for a reason other than resignation, retirement, or discharge, the employee will be credited with Months of Vesting Service for the period between the initial date of such absence and the most recent Date of Hire if such Date of Hire is within the Bridge Period beginning on such initial date of absence, provided, further, however, that only one Month of Vesting Service shall be credited for any calendar month.

         (c)      Participation Service

                  (i) If a former employee whose first Hour of Service was on or after the first


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                                       76
                           day of the first Plan Year commencing after December 31, 1988, or whose most recent Date of Hire is on or after July 1, 1998, and who was not vested in accordance with Section 6.02 of the Plan, is rehired, Months of Participation Service hereunder shall be determined in the normal manner except that:

                           (A) if rehired before incurring a One Year Break-in-Service, the gap in employment shall not eliminate Months of Participation Service earned before such gap in employment, and such pre-gap Months of Participation Service shall be recredited to the Participant on his or her most recent Date of Hire, and

                           (B) if rehired after incurring a One Year Break-in-Service due to a gap in employment, but prior to incurring 5 consecutive One Year Breaks-in-Service, any Month of Participation Service earned before such One Year Break-in-Service shall be restored to his or her credit once he or she completes twelve Months of Eligibility Service (306 days of service, if rehired between August 1, 1999, and December 31, 2001) following his or her most recent Date of Hire.

                           (C) if rehired after incurring five consecutive One Year Breaks-in-Service due to a gap in employment, the former employee shall receive no credit for Months of Participation Service earned prior to the period of severance.



                                    An employee who is transferred from the
                                    employ of a Non-Participating Employer to the employ of a Participating Employer, or who is hired by a Participating Employer following a termination of employment with a Non-Participating Employer shall be treated in accordance with the immediately preceding paragraph as if service with the Non-Participating Employer were service with the Participating Employers.

                  (ii) If a former employee whose first Hour of Service was on or after the first day of the first Plan Year commencing after December 31, 1988, or whose most recent Date of Hire is on or after July 1, 1998, and who was vested under Section 6.02 of the Plan, is rehired, all Months of Participation Service shall be restored.

         (d)      Accrual Service

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                  (i)      If a former employee who accrued a Month of Accrual
                           Service after January 1, 2002, who has a Severance Date after that date, whose most recent Date of Hire is after that date, and who was not vested in accordance with Section 6.02 of the Plan, is rehired, Months of Accrual Service hereunder shall be determined in the normal manner except that:

                           (A) if rehired before incurring 5 consecutive One Year Breaks-in-Service, the gap in employment shall not eliminate Months of Accrual Service earned before such gap in employment, and such pre-gap Months of Accrual Service shall be recredited on his or her most recent Date of Hire, and

                           (B) if rehired after incurring five consecutive One Year Breaks-in-Service due to a gap in employment, the former employee shall receive no credit for Months of Accrual Service earned prior to the period of severance.

                                    An employee who is transferred from the
                                    employ of a Non-Participating Employer to the employ of a Participating Employer, or who is hired by a Participating Employer following a termination of employment with a Non-Participating Employer shall be treated in accordance with the immediately preceding paragraph as if service with the Non-Participating Employer were service with the Participating Employers.

                  (ii) If a former employee who accrued a Month of Accrual Service after January 1, 2002, who has a Severance Date after that date, whose most recent Date of Hire is after that date, and who was vested under Section
                           6.02 of the Plan, is rehired, all Months of Accrual Service shall be recredited on his or her most recent Date of Hire.

         (e)      Account Balance

                  Except as provided in Section 6.11, if a Participant, who accrued a Month of Accrual Service after January 1, 2002, and who has a Severance Date after that date, is rehired after that date, his or her Account Balance shall be reestablished with a credit equal to the present value of his or her Residual Annuity Benefit, if any, determined on such Date of Hire based on the Applicable Interest Rate, adjusted as provided in Section 14.09, on such Date of Hire. If such Participant received a distribution of his or her Available Cash Benefit, Lump Sum Benefit or Mandatory Cash Benefit, and repays such benefit in accordance with Section 14.09, his or her Account Balance shall be credited, on the date of such

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                                       78
                  repayment, with the present value, determined on the date of such repayment, of the portion of his or her Accrued Benefit which was eliminated as a result of such distribution, determined based on the Applicable Interest Rate, adjusted as provided in Section 14.09, on such date of repayment.

6.07     REHIRE OF FORMER FARMLAND OR WAUSAU EMPLOYEES

         (a) For Employees whose first Hour of Service with Farmland or Wausau occurred after December 31, 1995, or who are rehired on or after July 1, 1998, the rules of Section 6.06 of this Plan shall apply.

         (b) For Employees whose first Hour of Service with Farmland occurred before January 1, 1996, and who are rehired prior to July 1, 1998:

                  (i) if the Employee's rehire occurs before he or she has incurred five consecutive One Year Breaks-in-Service:

                           (A)      such Employee shall be eligible to
                                    participate on the first day of the calendar month following his or her most recent Date of Hire,

                           (B) such Employee's Creditable Service and Vesting Service credited under the Farmland Plan prior to his or her Severance Date shall be immediately restored, and

                           (C) if such rehire occurs before the Employee incurs a One Year Break-in-Service, the Employee shall receive a Month of Vesting Service for each calendar month during such gap in employment, provided, however, that only one Month of Vesting Service shall be credited for any calendar month, or

                  (ii) if the Employee's rehire occurs after he or she has incurred five consecutive One Year Breaks-in-Service:

                           (A)      such Employee shall be eligible to
                                    participate on:

                                    (I)     October 1 following his or her most
                                            recent Date of Hire if such date
                                            occurs in the first half of a
                                            calendar year, or

                                    (II)    April 1 following his or her most
                                            recent Date of Hire if such date
                                            occurs in the second half of a
                                            calendar year; and

                           (B) such Employee's Creditable Service and Vesting Service credited under the Farmland Plan prior to his or her Severance Date shall be

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                                    immediately restored if the Employee was a
                                    vested participant as of the Severance Date.

         (c) For Employees whose first Hour of Service with Wausau occurred before January 1, 1996, and who are rehired prior to July 1, 1998:

                  (i) if the Employee was eligible to participate in the Wausau Plan as of his or her Severance Date, he or she shall be eligible to participate in this Plan as of the first day of the calendar month following the Employee's most recent Date of Hire if he or she is otherwise eligible to participate, and his or her Years of Service, Vesting Service and Credited Service credited under the Wausau Plan prior to his or her Severance Date shall be immediately restored; and

                  (ii) if the Employee was not eligible to participate in the Wausau Plan as of his or her Severance Date, he or she shall become eligible to participate on the later of:

                           (A) the anniversary of his or her Date of Hire, or

                           (B)      the first day of the calendar month
                                    following his or her most recent Date of Hire,



                           if he or she is otherwise eligible to participate, and his or her Years of Service, Vesting Service and Credited Service credited under the Wausau Plan prior to his or her Severance Date shall be immediately restored.

6.08     NO DIVESTITURE FOR CAUSE

         In no event shall a Participant with a vested interest under Section 6.02, or who would have a vested interest in accordance with such
         Section if his or her Termination of Employment occurred, be divested for cause.

6.09     NON-DUPLICATION OF BENEFITS

         In no event shall application of the provisions of Sections 6.04 through 6.07 concerning transferred Employees and rehired Employees result in a duplication of benefits upon re-entry into the Plan with respect to any period of such an Employee's employment with the Participating Employers. In no event may more than one Month of Participation Service, Month of Eligibility Service or Month of Vesting Service accrue in any calendar month for service with a Participating Employer or Non-Participating Employer.


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         Notwithstanding any other provision of this Plan, in the event the
         Accrued Benefit, Months of Accrual Service, Months of Participation Service, Months of Farmland Participation Service, Months of Nationwide Participation Service, Months of Wausau Participation Service, Months of Eligibility Service and/or Months of Vesting Service of an Employee are transferred to another plan in a transaction subject to Code
         Section 414(l), such Employee, if later hired by a Participating Employer or a Non-Participating Employer, shall not be entitled to the recredit of any service pursuant to the provisions of Sections 6.04 through 6.07.

6.10     MILITARY SERVICE

         Anything in the Plan to the contrary notwithstanding an employee's period of Military Service (as hereinafter defined) shall be counted as employment with the Participating Employers for all Plan purposes. During his or her period of Military Service such an employee shall be credited with a number of Hours of Service for each week of Military Service equal to the number of hours in his or her regular work week immediately prior to the commencement of such Military Service. The employee's Military Service shall be considered as salaried employment if he or she was an Employee immediately prior to such Military Service.

         "Military Service" means service, immediately following a period of employment with a Participating Employer, with the military forces or government of the United States which entitles an employee to re-employment under any federal law, provided the employee applies for re-employment with a Participating Employer within 90 days after his or her release from such service. Any such service that is entered into by an employee on a voluntary basis shall be limited to 4 years plus any extension required by law.

6.11     SUSPENSION OF BENEFITS UPON REHIRE OR EMPLOYMENT PAST NORMAL RETIREMENT
         DATE

         If a Participant is rehired by a Participating Employer or Non-Participating Employer after his or her Retirement Date, or continues employment with such an employer past his or her Normal Retirement Date, he or she shall be treated as follows:

         (a)      PERMANENT SUSPENSION OF PAYMENTS

                  The Suspendible Annuity Payment for each calendar month during which the Participant completes 40 or more Hours of Service for a Participating Employer or Non-Participating Employer in an employment classification covered by that company's pension plan shall be permanently suspended, starting with the payment due immediately following the first calendar month in which he or she completes 40 or more such hours.

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                                       81
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                  "Suspendible Annuity Payment" means the full amount of annuity payable, or that would be payable if the Participant elected to retire, less that portion, if any, derived from an annuity certain payable in accordance with Section 4.07 under the Level Income Option, Section 20.04, or any comparable provision of the Merged Plans 1995 or the CSC Plan.

         (b)      RESUMPTION OR COMMENCEMENT OF PAYMENTS

                  Annuity payments may resume or may commence to the Participant in the first calendar month following:

                  (i) the severance of his or her employer-employee relationship with all Participating Employers and Non-Participating Employers,

                  (ii) the first calendar month in which he or she fails to complete 40 or more Hours of Service with the Participating Employers or Non-Participating Employers in a classification covered by any such employer's pension plan, whichever occurs first.

                  The amount payable on a Participant's Deferred Retirement Date shall be determined in accordance with the following two subsections.

         (c) AMOUNT PAYABLE ON DEFERRED RETIREMENT DATE IF THE PARTICIPANT'S DEFERRED RETIREMENT DATE IS PRIOR TO MARCH 1, 1988, AND THE PARTICIPANT WAS REHIRED OR CONTINUED EMPLOYMENT AFTER NORMAL RETIREMENT DATE

                  The amount and form of annuity payable to such a Participant on his or her Deferred Retirement Date, if such date is prior to March 1, 1988, shall be exactly the same as that payable to him or her on the date his or her first annuity payment was suspended.

         (d) AMOUNT PAYABLE ON DEFERRED RETIREMENT DATE IF SUCH DATE IS EITHER PRIOR TO MARCH 1, 1988 AND PARTICIPANT IS REHIRED PRIOR TO NORMAL RETIREMENT DATE, OR THE DEFERRED RETIREMENT DATE IS AFTER FEBRUARY 28, 1988

                  The amount payable on such a Participant's Deferred Retirement Date in the event that such Deferred Retirement Date is after February 28, 1988, or is prior to that date and the Participant was rehired prior to his or her Normal Retirement Date, in addition to his or her Annuity Certain, if any, which was not suspended at rehire, shall be equal to the sum of the amounts determined in accordance with (i) and (ii):

                  (i)      (A)      For Participants whose benefits were
                                    suspended for a period

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                                    beginning before January 1, 2002, or who
                                    were continuously employed by a
                                    Participating Employer or Non-Participating
                                    Employer from December 31, 2001, until his or her benefits were suspended, for service after rehire or the occurrence of his or her Normal Retirement Date, the Participant shall be entitled to an additional Accrued Benefit equal to the amount of Accrued Benefit to which he or she would have been entitled in accordance with whichever is applicable of Sections 6.05, 6.06, or 6.07, and Article III, reduced by the amount of his or her vested accrued benefit on his or her original Retirement Date or, for those who have not had a Retirement Date, attainment of Normal Retirement Dateplus, for those who have retired previously, annuity adjustments, if any, made after such Retirement Date and before his or her first annuity payment was suspended in accordance with Section 6.11(a); or

                           (B) For Participants whose benefits were suspended for periods beginning on or after January 1, 2002, and who were not continuously employed by a Participating Employer or Non-Participating Employer from December 31, 2001, until the date on which his or her benefits were suspended, for service after rehire or the occurrence of his or her Normal Retirement Date, the Participant shall be entitled to an additional Accrued Benefit equal to the amount of Accrued Benefit to which he or she would have been entitled based on the Pay Credits and Interest Credits accruing to his or her Account Balance pursuant to Section
                                    3.02 with respect to the period for which benefits were suspended in accordance with this Section.

                  (ii) With respect to the annuity suspended in accordance with Subsection 6.11(a), the Participant shall be entitled to an amount of straight life annuity equal to:

                           (A) For Participants whose benefits were suspended for a period beginning before January 1, 2002, or who were continuously employed by a Participating Employer or Non-Participating Employer from December 31, 2001, until his or her benefits were suspended, the product of (I) and (II):

                                    (I)     is the portion of his or her vested
                                            accrued benefit on his or her
                                            original Retirement Date, for a
                                            Participant who previously retired,
                                            or on his or her Normal Retirement
                                            Date, for a Participant who has not
                                            previously retired, which is
                                            attributable to the annuity
                                            suspended in

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                                    accordance with Subsection 6.11(a),
                                    increased, for a Participant who has retired previously, by annuity adjustments, if any, after his or her Retirement Date and before the first monthly payment was suspended in accordance with Subsection 6.11(a), and

                           (II) (a) for a Participant who has retired
                                    previously, is the Early Retirement factor from Section 3.04, if any, applicable for the number of months by which his or her original Retirement Date preceded his or her Normal Retirement Date less the number of months for which annuity payments were suspended, prior to Normal Retirement Date, in accordance with Subsection 6.11(a), or

                               (b)  for a Participant who has not retired
                                    previously, one,

                           provided, however, that the result, for a Participant who has retired previously, shall never be less than the product of the portion of his or her vested accrued benefit on his or her original Retirement Date which is attributable to the annuity suspended in accordance with Subsection 6.11(a) times the Early Retirement Factor that actually applied on such original Retirement Date in accordance with Sections
                           3.04 or 20.02 of this Plan, or the comparable provisions of the Merged Plans 1995 or the CSC Plan, whichever was applicable at that time.

                  (B) For Participants whose benefits were suspended for periods beginning on or after January 1, 2002, and who were not continuously employed by a Participating Employer or Non-Participating Employer from December 31, 2001, until the date on which his or her benefits were suspended, a straight life annuity which is the Actuarial Equivalent, determined based on the Applicable Interest Rate, of the Participant's Account Balance as of the date on which benefits are suspended, plus Interest Credits which may accrue during the period between such suspension and the date on which benefits recommence. The Participant's Account Balance, if not previously established or if previously eliminated as a result of a prior Severance Date or Termination of Employment, shall be established or reestablished with a balance equal to the present value, determined based on the Applicable Interest Rate, of the Participant's remaining benefit as of the date


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                           of the suspension, reflecting his or her age at that
                           time and the status of his or her contingent annuity, if any. Notwithstanding the foregoing, the benefit payable under this provision to a Participant whose benefit has been suspended, shall never be less than the product of the portion of his or her vested Accrued Benefit on his or her original Retirement Date which is attributable to the annuity suspended in accordance with Subsection 6.11(a) times the Early Retirement Factor that actually applied on such original Retirement Date in accordance with Sections
                           3.04 of this Plan.

         (e)      FORM OF BENEFIT

                  The form of annuity payable (and the amount payable under that form) shall be as provided in Article IV based on the election made by the Participant upon his or her Deferred Retirement Date, if any, and shall be paid in accordance with Article III.

         (f)      DEATH BENEFITS

                  In the event a Participant dies while his or her benefit is suspended pursuant to this section following a Retirement Date, and his or her death benefit with respect to that portion of the benefit suspended shall be determined as if he or she had terminated employment with all Participating Employers or Non-Participating Employers on the day preceding the date of his or her death, and elected to recommence the suspended benefit in the form elected on his or her original Retirement Date as of the first day of the following month. The death benefits provided by Sections 5.01 and 5.02 shall be determined based on the benefit attributable to his or her Account Balance accruing after the date of the suspension. The death benefit of any Participant whose benefit is suspended as a result of continuing employment after reaching his or her Normal Retirement Date shall be determined as provided in
                  Article V.

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                                   ARTICLE VII

                              THE VARIABLE ANNUITY

7.01     THE FUND

         For purposes of this Article:

         "Adjusted Investment Rate" means the sum of (i) the Investment Rate for a calendar year and (ii) the additional rate of interest, if any, generated by any amount withdrawn from the Excess Interest Account in accordance with Section 7.02(e).

         "Excess Interest Account" means the account which is adjusted annually as described in Section 7.02.

         "Fund" means:

         (a) for the period prior to March 1, 1980, the assets of Separate Account A, and

         (b) for the period beginning March 1, 1980, the aggregate of the assets in the guaranteed interest-guaranteed principal fund maintained under Group Annuity Contract GA-P258 issued effective March 1, 1980, to fund benefits under the Plan, which assets were transferred from Separate Account A.

         "Investment Rate" means the net rate of investment return calculated based on the book value of the Fund for a calendar year, expressed as an interest rate.

         "Variable Annuity Fund" means, on the first day of each calendar year commencing on or after January 1, 1997, the present value of the portion of the Accrued Benefits described in Section 3.01(c) (other than those Accrued Benefits subject to adjustment under Section 7.04), determined as of that date, for all Participants and beneficiaries who are eligible to receive an adjustment under Section 7.03 on the next March 1. Present value, for purposes of determining the Variable Annuity Fund, is calculated using the factors set forth in the definition of Actuarial Equivalent.

7.02     CALCULATIONS

         (a) The Adjustment Factor for March 1, 1987, and for each March 1 thereafter shall be equal to the quotient of (i) divided by
                  (ii), but no more than 1.03 or less than 1.000, where -

                  (i) is the Adjusted Investment Rate for the immediately preceding calendar year, plus one, and

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                  (ii)     is 1.05.

         (b) Effective on the first day of the calendar year following each calendar year in which the Investment Rate is more than 8.15%, the Excess Interest Account shall be increased by the total of:

                  (i) interest on the Excess Interest Account determined at the full Investment Rate for the prior calendar year, and

                  (ii) interest earned on the Variable Annuity Fund determined as of the first day of the prior calendar year, to the extent that it exceeds 8.15% for the prior calendar year.

         (c) Effective on the first day of the calendar year following each calendar year in which the Investment Rate is less than 8.15%, the Excess Interest Account shall be increased by interest on the Excess Interest Account determined at the full Investment Rate for the prior calendar year.

         (d) The Excess Interest Account shall also be increased as of the last day of each calendar year, but prior to any adjustment provided for in Section 7.02(e), by any amount which was not used, in such calendar year, to provide an increase in the Variable Annuity as a result of the limitations set forth in Sections 7.03(b)(i)(A)(II), 7.03(b)(i)(B) or 7.03(b)(ii)(B).

         (e) If, prior to exhaustion of the Excess Interest Account, the Investment Rate for any calendar year is less than 8.15%, a portion of the Excess Interest Account equal to the amount of interest that would be required to increase the Investment Rate to 8.15% on the Variable Annuity Fund, determined as of the first day of the calendar year in which the Investment Rate was less than 8.15%, shall be withdrawn from the Excess Interest Account as of the last day of such calendar year and treated as interest received by the Variable Annuity Fund on such last day. If the amount in the Excess Interest Account is insufficient to increase the Investment Rate to 8.15%, the full amount therein on the last day of the calendar year shall be withdrawn and treated as interest received by the Variable Annuity Fund on that day for the purpose of computing the Adjusted Investment Rate.

         Anything in the preceding paragraphs of this Section to the contrary notwithstanding, the Excess Interest Account determined on the first day of each calendar year shall be limited to 15% of the Variable Annuity Fund on that date, determined immediately following the application of this Section 7.02.

7.03     ADJUSTMENT

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         (a)      The monthly amount of annuity payable under Section 3.01(c)
                  with respect to each Participant who elects a benefit based on Service or Compensation earned after January 31, 1991, but not based on Service or Compensation earned after December 31, 1993, and whose annuity is not guaranteed to increase under
                  Section 7.04 shall be increased on the first day of March each year following the Participant's Retirement Date by:

                  (i) for the first adjustment following the Participant's Retirement Date, by multiplying the amount of annuity paid during the immediately preceding calendar month by one plus the product of:

                           (A) the Adjustment Factor for such date minus one, and

                           (B) a fraction, the numerator of which is the number of annuity payments received by the Participant since his or her Retirement Date and the denominator of which is 12, or

                  (ii) in all other cases, by multiplying the Adjustment Factor for such date by the amount of annuity paid during the immediately preceding calendar month.

         (b) The monthly amount of benefit payable under Section 3.01(c) with respect to each Participant who elects a benefit based on Service or Compensation earned after December 31, 1993, and whose annuity is not guaranteed to increase under Section 7.04, shall be adjusted on the first day of March each year after the later of the Participant's Retirement Date or attainment of age 65, by multiplying the amount of the annuity paid during the immediately preceding calendar month by:

                  (i) for the first adjustment following the later of the Participant's Retirement Date or attainment of age 65, one plus the product of:

                           (A)      the lesser of

                                    (I)      the Adjustment Factor for such date
                                             minus one, or

                                    (II)    the adjustment to Social Security
                                            income benefits under Section
                                            215(i)(2)(A) of the Social Security
                                            Act; and

                           (B) a fraction, which may not exceed one (1), the numerator of which is the number of annuity payments received by the Participant since the later of his or her Retirement Date or attainment of age 65, and the denominator of which is 12, provided, however, that no

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                                    adjustment shall be made in the event the
                                    Participant has received two or fewer
                                    annuity payments since his or her Retirement
                                    Date or attainment of age 65, or

                  (ii)     in all other cases, one plus the lesser of

                           (A) the Adjustment Factor for such date minus one, or

                           (B) the adjustment to Social Security income benefits under Section 215(i)(2)(A) of the Social Security Act.

7.04     GUARANTEED INCREASES

         Anything in the Plan to the contrary notwithstanding, any annuity which meets the Conditions For Qualification shall be guaranteed to increase 3% on each March 1 while payment of such annuity is being made, commencing on the later of March 1, 1986, and the first March 1 following the date the first monthly payment of such annuity is made, regardless of the investment experience of the Fund described in
         Section 7.01.

         The "Conditions For Qualification" are:

         (a) The annuity's first payment must have been made prior to March 1, 1986, or

         (b) If such first payment is made on or after March 1, 1986, the Accrued Benefit of the Participant with respect to whom the annuity is payable must be less than 125.4565% of his or her Accrued Benefit on March 1, 1986.

         The percentage described in (b) above is the percentage derived by dividing $130.55 (the present value, at age 65, of $1.00 a month of Accrued Benefit with 3% increases guaranteed each March 1 after age 65) by $104.06 (the present value (determined using the actuarial equivalence factors in effect under the Plan in 1986), at age 65, of $1.00 a month of Accrued Benefit without 3% increases guaranteed).

         Any annuitant entitled to guaranteed 3% increases in accordance with this Section shall not be covered by the provisions of Article VII, other than this Section. Sections 7.01 through 7.03 shall apply to annuitants whose variable annuity payments are not guaranteed 3% increases in accordance with this Section.

         The Excess Interest Account in effect under Article VII immediately prior to March 1, 1986, shall be discontinued and a new Excess Interest Account established in accordance with Article VII as constituted on March 1, 1986.


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                                  ARTICLE VIII

                                     FUNDING

8.01     CONTRIBUTIONS PAYABLE

         During each Plan Year the Participating Employers shall contribute to the Plan an amount not less than the amount determined by the Actuary as required to meet the minimum funding standards of Section 412 of the Code but not more than the full funding limitation of said Section 412. All contributions made to the Plan shall be credited to group annuity contract(s) issued by the Insurance Company to fund benefits becoming payable under the plan.

         The Participating Employers shall have no right, title, or interest in contributions made under the Plan, and no part of such contributions or income derived therefrom shall revert to the Participating Employers except as provided in Article X.

         If a Participating Employer makes a contribution to the Plan based on a mistake of fact, or conditioned upon the deductibility of the contribution under Section 404 of the Code, to the extent that such contribution is due to such mistake or is disallowed as a deduction, such contribution may be returned to the Participating Employer not later than the earlier of:

         (a)      the date which is one year after payment of the contribution;
                  or

         (b) the time prescribed by law for filing the return for the year to which the contribution related (including any extensions thereof).

         Contributions shall be returned hereunder if requested by the Participating Employer and approved by the Actuary and Administrative Committee, subject to the provisions of the Contract to which such contribution was credited.


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8.02     FUNDING STANDARD ACCOUNT

         The Administrative Committee shall establish and maintain a Funding Standard Account. Each Plan Year the Funding Standard Account will be charged or credited, as appropriate, with amounts that shall include, but shall not be limited to, the normal cost of the Plan for the Plan Year, amortization costs for unfunded past service liabilities, amortization charges or credits for net experience gains or losses and gains or losses resulting from changes in the actuarial assumptions, and any other charges or credits as may be required by law or regulation concerning minimum funding deficiencies shall be eliminated as required by law or regulation.

8.03     INVESTMENT OF CONTRIBUTIONS

         All contributions payable to the Plan shall be credited to one or more group annuity contracts issued by the Insurance Company for the funding of Plan benefits, in accordance with the terms of such contracts. In no event shall any separate account investments under said contracts be made in the securities of any Employer or Non-Participating Employer.

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                                   ARTICLE IX

                                AMENDMENT OF PLAN

The Participating Employers hope and expect to continue the Plan indefinitely, but the Plan Sponsor reserves the right to amend, modify, suspend, or terminate the Plan or the method of funding benefits thereunder, provided, however, that no such action shall adversely affect any right with respect to benefits, which have accrued prior to the time such action is taken, or cause or permit any part of the funds held under the Plan to be used for or otherwise diverted to purposes other than the exclusive benefit of Participants, and their contingent annuitants, beneficiaries, or Alternate Payees prior to the satisfaction of all liabilities with respect to such individuals hereunder. Each Participating Employer may terminate the Plan as to its own Employees by filing written notice thereof with the Insurance Company and the Administrative Committee at least 60 days prior to the date specified in such written notice as the date such termination is to take effect. The Plan Sponsor may elect to terminate the Plan at any time. The actions described in the two preceding sentences may be taken by action of the Board of Directors of the Plan Sponsor or a Participating Employer taken in accordance with the relevant state law.

Anything in the preceding paragraph to the contrary notwithstanding, the Benefits Committee may change the Plan, retroactive to any specified date, if such change is necessary to conform the Plan to the requirements of Section 401(a) of the Internal Revenue Code (as it now exists or as it may from time to time be amended) or to permit the deduction under Section 404 of the Internal Revenue Code (as it now exists or as it may from time to time be amended) of employer contributions made under the Plan, or if such change is required as a result of any other applicable law or regulation.

If the Plan is amended to change the vesting provisions, each Participant who has completed at least 3 Years of Service on the effective date of the amendment shall have the right to elect to have his or her vesting percentage computed under the terms of the Plan as constituted immediately prior to the effective date of the amendment provided the Participant submits his or her election in writing to the Administrative Committee within the 1 year period following the later of the date the amendment is executed, or the effective date of the amendment. An amendment will be considered to have changed the vesting provisions if it directly or indirectly affects the determination of a Participant's nonforfeitable right to his or her Accrued Benefit.

Any amendment shall require the approval of the Benefits Committee of the Plan Sponsor by an action documented in writing. Such amendment may be made with respect to the benefit provisions of the Plan . No amendment shall adversely affect the benefits accrued by any employee prior to the effective date of the amendment.


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                                    ARTICLE X

                           TERMINATION OF PLAN: MERGER

10.01 After any required notice by the Administrative Committee to the Pension Benefit Guaranty Corporation that the Plan is to be terminated as to a Participating Employer or Participating Employers, and upon receipt by the Administrative Committee of a notice from said corporation that the assets held under the Plan are sufficient to discharge when due all obligations of the Plan with respect to the basic benefits of Participants, or after said corporation has notified the Administrative Committee that the Plan should be terminated and has applied for and been granted a decree by the appropriate United States District Court adjudicating that the Plan must be terminated, the Administrative Committee or trustee appointed by said court pursuant to said corporation's application shall allocate Plan assets in accordance with Section 4044 of ERISA (as it now exists or as it may from time to time be amended) for the purpose set forth below and in the order set forth below for the benefit of Participants, Beneficiaries, and contingent annuitants:

         FIRST, to that portion of each individual's Accrued Benefit which is derived from the Participant's Employee Contributions to the Plan that were not mandatory contributions;

         SECOND, to that portion of each individual's Accrued Benefit which is derived from the Participant's mandatory Employee Contributions;

         THIRD,

         (a) In the case of the benefit of a Participant, beneficiary or contingent annuitant which was in pay status as of the beginning of the 3 year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the 5 year period ending on such termination date) under which such benefit would be the least,

         (b) in the case of a Participant's, beneficiary's, or contingent annuitant's benefit (other than a benefit described in (a) above) which would have been in pay status as of the beginning of such 3 year period if the Participant had retired prior to the beginning of the 3 year period and if his or her benefit had commenced (in the normal form of benefit under Section 4.01) as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the 5 year period ending on such termination date), under which such benefit would be the least.

         For the purposes of (a) above, the lowest benefit in pay status during a 3 year period shall be considered the benefit in pay status for such period;

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         FOURTH,

         (a) to all other benefits (if any) of individuals under the Plan guaranteed under the termination insurance provisions of ERISA, determined without regard to Section 4022B(a) of ERISA; and

         (b) to the additional benefits (if any) which would be determined under (a) if Section 4022(b)(5) of ERISA did not apply;

         FIFTH, to all other nonforfeitable benefits under the Plan.

         SIXTH, to all other benefits under the Plan.

         The amount allocated under each priority category shall be properly adjusted for any allocation of such assets with respect to that benefit under a preceding priority category.

10.02 If such assets available for allocation under any priority category (other than the fifth and sixth priority categories) are insufficient to satisfy in full the benefits of all individuals, the assets shall be allocated pro rata among such individuals on the basis of the present value (as of the termination date) of their respective benefits under the category affected.

         If such assets available for allocation under the fifth priority category are insufficient to satisfy in full the benefits of individuals described therein, such assets shall be allocated in accordance with Section 4044(b)(3) of ERISA.

         If any assets of the Plan attributable to Participants' contributions remain after all liability of the Plan to Participants, Beneficiaries, and contingent annuitants have been satisfied, such assets shall be equitably distributed to the Participants who made such contributions (or their Beneficiaries and contingent annuitants) in accordance with the provisions of Section 4044(d)(3)(B) of ERISA.

         If any assets of the Plan remain after termination of Plan has occurred with respect to all Participating Employers and after all liabilities of the Plan as to all Participants, Beneficiaries and contingent annuitants have been satisfied, such assets shall be distributed to the Participating Employers participating in the Plan at its termination, provided that such distribution does not contravene any provisions of the law.

10.03 Any amount allocated to any person in accordance with this Article X upon termination or partial termination of Plan shall be nonforfeitable.

10.04 In the event of a merger or consolidation of this Plan with any other pension plan or a transfer of assets or liabilities of this Plan to any other pension plan, the Accrued Benefit of each Participant under such other pension plan immediately following such merger, consolidation or transfer shall not be less than his or her Accrued Benefit under this Plan immediately prior to such merger, consolidation or transfer.

                                   ARTICLE XI

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                             LIMITATION ON BENEFITS

In the event of plan termination, the benefit of any Highly Compensated Employee, whether active or terminated, is limited to a benefit that is non-discriminatory under Code Section 401(a)(4), and Treasury Regulation 1.401(a)(4) - 5(b).

For Plan Years beginning on or after the January 1, 1994, benefits distributed to any of the 25 most Highly Compensated Employees, whether active or terminated, with the greatest compensation in the current or any prior year are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of such an employee under a straight life annuity that is the Actuarial Equivalent of the sum of such employee's Accrued Benefit, such employee's other benefits under the Plan (other than a Social Security supplement, within the meaning of Treasury Regulation Section 1.411(a)-7(c)(4)(ii)), and the amount such employee is entitled to receive under a Social Security supplement.

The preceding paragraph shall not apply if:

(a) after payment of the benefit to an employee described in the preceding paragraph, the value of plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(l)(7),

(b) the value of the benefits for an employee described in the preceding paragraph is less than 1% of the value of the Plan's current liabilities before the distribution, or

(c) the value of the benefits payable under the Plan to an employee described in the preceding paragraph does not exceed $3,500.

For purposes of this Section, benefit includes loans in excess of the amount set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the employee's life.

For purposes of this Section, "Highly Compensated Employee" means, in any Plan Year (the Determination Year), an employee of a Participating Employer who performs service during the Determination Year and who:

(d) is a 5% owner, as that term is defined in Section 416(i)(1)(A)(iii) of the Code, at any time

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         during the Determination Year or the calendar year preceding the
         Determination Year (the Lookback Year), and

e)       received compensation in excess of $80,000 (indexed in accordance with
         Section 416(q)) during the Lookback Year, and was included in a group consisting of the top 20-percent of the employees, when ranked on the basis of Compensation paid during such year, of any controlled group whose employees are treated as employed by a single employer for purposes of Code Section 414(b).

A former employee of the Participating Employers shall be treated as a Highly Compensated Employee if such he or she was a Highly Compensated Employee when he or she separated from service, or if he or she was a highly compensated employee at any time after attaining age 55. Notwithstanding the foregoing, no Participant shall be considered a Highly Compensated Employee if he or she was not one of the twenty-five nonexcludable employees or former employees of any controlled group whose employees are treated as employed by a single employer for purposes of Code Section 414(b) who had the largest amount of compensation in the current plan year or any prior year.

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                                   ARTICLE XII

                             ADMINISTRATION OF PLAN

12.01 The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in an Administrative Committee of at least 3 persons appointed from time to time by the Chief Executive Officer of the Plan Sponsor (herein called the "CEO"). The Administrative Committee shall be the "Named Fiduciary" within the meaning of Section 402 of ERISA.

12.02 Any person appointed a member of the Administrative Committee shall signify his or her acceptance by filing written acceptance with the CEO and with the Secretary of the Administrative Committee. Any member of the Administrative Committee may resign by delivering his or her written resignation to the CEO and the Secretary of the Administrative Committee, and such resignation shall become effective on the date that such resignation is accepted by the remainder of the Administrative Committee, if any, and the CEO, or some specified future date.

12.03 The Administrative Committee shall elect a Chairman and a Secretary who may be, but need not be, one of the members of the Administrative Committee. It may appoint agents and a committee, who may, but need not be, members of the Administrative Committee, with such powers as it shall determine, and it may authorize one or more of its number, or any agent, or agents, to execute or deliver any instrument or make any payment in its behalf. It may employ counsel and such clerical, accounting and actuarial service as it may require in carrying out the provisions of this Plan. The Administrative Committee may delegate to any such agent such duties and powers, both ministerial and discretionary, as it deems appropriate, provided, however, that any dispute shall be conclusively settled by the Administrative Committee.

12.04 The Administrative Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

12.05 A majority of the members of the Administrative Committee shall constitute a quorum for the transaction of business. All resolutions or other action taken by the Administrative Committee shall be by the vote of a majority of the members of the Administrative Committee present at any meeting or without a meeting by an instrument in writing signed by a majority of the members of the Administrative Committee.

12.06 No member of the Administrative Committee shall receive any compensation for his or her services as such, and no bond or other security need be required of him or her in such capacity in any jurisdiction.

12.07 The Administrative Committee, subject to the provisions of this Plan, shall from time to

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         time establish rules for the administration of the Plan and the transaction of its business and shall resolve all questions arising out of or in connection with the provisions of this Plan not herein required to be determined by the Participating Employers or the Insurance Company, and any such determination shall be conclusive and binding upon all persons having an interest in or under this Plan. The Administrative Committee shall have the authority, power and discretion to construe and interpret the provisions of the Plan, to make all factual and legal determinations, and to decide all questions as to eligibility to participate.

12.08 The Administrative Committee shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for the actuarial valuations of the Plan. The Administrative Committee shall prepare annually a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past year. Such report shall be submitted to the Participating Employers and shall be filed in the office of the Secretary of the Administrative Committee.

12.09 Members of the Administrative Committee and the Participating Employers shall be entitled to rely upon tables, valuations, certificates and reports furnished by the Actuary designated by the Administrative Committee, and upon certificates, reports, and opinions made or given by any accountant or legal counsel selected by the Administrative Committee. Any such Actuary, accountant or counsel also may be an employee of or retained by the Participating Employers. The members of the Administrative Committee and the Participating Employers shall not be liable for any action taken, suffered or omitted by them in good faith or for any action in reliance upon such Actuary, accountant, or counsel.

12.10 Each member of the Administrative Committee, and any person appointed as agent of the Administrative Committee or employed by the Administrative Committee in accordance with Section 12.03 or Section 12.11, shall be reimbursed and indemnified by the Participating Employers for any loss or expenses incurred by him or her by reason of any claims for asserted liability, so long as he or she acts in good faith and is not guilty of willful misconduct or gross negligence.

12.11 The Administrative Committee shall appoint an Employee to act as agent to accept service of process under the Plan and, upon the removal by the Administrative Committee, death, termination of employment, retirement, or resignation of his or her agency role, shall appoint a successor to said agent.

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                                  ARTICLE XIII

                                CLAIMS PROCEDURE

Any person who thinks that he or she is entitled to a benefit under the Plan shall have the right to file with the Administrative Committee a written notice of claim for such benefit.

Within 60 days after its receipt of such written notice of claim, the Administrative Committee shall either grant or deny such claim provided, however, that any delay on the part of the Administrative Committee in arriving at a decision shall not adversely affect benefits payable under a granted claim. The Administrative Committee shall provide to each claimant whose claim for benefits is denied a written notice setting forth in a manner calculated to be understood by the claimant:

(a)      the specific reasons for such denial;

(b) specific reference to the pertinent Plan provisions on which the denial is based;

(c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

(d)      an explanation of the Plan's claim review procedure.

Each claimant shall have the right to appeal the denial of his or her claim to the Administrative Committee for a full and fair review at any time within 60 days after the claimant received written notice of such denial. The Administrative Committee shall thereby afford the claimant or his or her duly authorized representative the opportunity

(e)      to review documents pertinent to the claim, and

(f)      to submit issues and comments in writing.

The final decision of the Administrative Committee shall be made promptly, and not later than 60 days after its receipt from the claimant of a request for review unless circumstances beyond the control of the Administrative Committee require an extension of time for processing, in which case a decision shall be made as soon as possible but not later than 120 days after receipt of a request for review. Such decision shall be made in writing and shall include specific reasons for the decision, be written in a manner calculated to be understood by the claimant, and include specific references to pertinent Plan provisions on which the decision is based.


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                                   ARTICLE XIV

                               GENERAL PROVISIONS

14.01 Nothing contained in this Plan shall be deemed to give any employee the right to be retained in the service of an Employer or to interfere with the rights of an Employer to discharge any of its employees at any time.

14.02 If the age, sex, earnings, length of service, or any other relevant fact relating to any person for whom a benefit is payable hereunder is found to have been misstated, the following shall apply:

         (a) The amount of benefit payable by the Insurance Company shall be that which should have been provided on the basis of the corrected information, without changing the date of first payment of such benefit, unless an equitable adjustment satisfactory to the Administrative Committee and the Insurance Company is made with respect to such misstatement. Any adjustment of the consideration so applied, of the type of annuity, or of the terms or amount of payment made in accordance with this Section, shall be conclusive upon any person affected thereby.

         (b) The amount of any underpayment by the Insurance Company will be paid in full with the next payment due such person. The amount of any overpayment by the Insurance Company due to any misstatement will be immediately due and payable from such person, or his or her beneficiary. Such amounts may be collected through any arrangement, including, but not limited to, offset from future benefit payments.

14.03 The Plan may receive, from time to time, revenue other than earnings credited to the group annuity contracts issued by the Insurance Company or contributions to the Plan. Any such revenue will be used for the purpose of paying the expenses related to the administration of the Plan. Any expenses, in excess of such revenue, that are incurred in the administration of this Plan, shall be paid by the Participating Employers. For purposes of this section, expenses of administration of the Plan include the expenses of the Administrative Committee, but do not include taxes, commissions and charges paid in connection with the purchase and sale of securities or the contract charges under the Insurance Contract.

         The payment of such expenses by the Participating Employers shall be in addition to the employer contributions specified in Article VIII. The expenses incurred within each Plan Year shall be allocated among the Participating Employers proportionally.

14.04 Words used in the masculine shall be read and construed in the feminine where they

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         would so apply.

14.05 Words used in the singular shall be read and construed in the plural where they would so apply.

14.06 Any forfeitures which may arise under the Plan from severance of employment, death, or for any other reason, shall not be applied to increase the benefits to which any person may become entitled prior to termination of the Plan or the complete discontinuance of employer contributions thereunder. Such forfeitures shall be applied as soon as possible to the extent that they have not been anticipated in determining the costs under the Plan, to reduce employer contributions under the Plan in a manner consistent with the cost method used in determining the costs of the Plan.

14.07 Except to the extent permitted by Section 401(a)(13)(C) of the Code, no benefit under this Plan shall be subject in any manner to assignment, alienation or anticipation; and, except as otherwise prescribed by law, no such benefit shall be subject to the debts, contracts, or engagements of the person entitled to such benefit, nor to any judicial process to levy upon or attach the same for the payment thereof.

         The provisions of this Section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined, pursuant to procedures adopted by the Administrative Committee, to be a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code.

14.08 If any Participant, beneficiary, Alternate Payee or contingent annuitant hereunder is legally, physically, or mentally incapable of personally receiving and receipting for any payment due hereunder, the Insurance Company shall, upon written order of the Administrative Committee, withhold payment of benefits until claim is made by a duly appointed guardian or other legal representative of such payee. Payments made to such guardian or legal representative shall constitute a full discharge of the liability of the Insurance Company, Plan, and Administrative Committee to the extent thereof.

14.09 Annuity payments hereunder shall be made monthly, except that if the greater of the present value, determined as provided below, of the Participant's Accrued Benefit payable at Normal Retirement Date, or the Participant's benefit described in Section 3.12(a)(ii), is less than $5,000 on the date the first payment is due, or, on or after March 1, 1989, on or after the Participant's Severance Date, such present value shall be paid in one sum on such date to the person entitled to such monthly payments in lieu of such monthly payments. The exception in the preceding sentence shall only apply if such benefit is immediately distributable, as that term is used in Treasury Regulation Section 1.411(a)-11(c)(4). For purposes of this section, present value shall be determined in accordance with Code Sections 411(a)(11)(B) and 417(e)(3) and utilizing the Applicable


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         Interest Rate, and the Applicable Mortality Table as defined in Code
         Section 417(e)(3)(A)(ii). In order to reflect the value of the variable annuity benefit described in Article VII, the Applicable Interest Rate will be adjusted, for purposes of this section and other provisions of the plan that specifically refer to this section, as follows:

         (a) for benefits described in Section 3.01(c) which are subject to the increases described in Section 7.04, the adjusted rate will be the sum of one (1) and the Applicable Interest Rate, divided by one and three hundredths (1.03) and reduced by one
                  (1), which is expressed as ((1+AIR)/1.03)-1; and

         (b) for benefits described in Section 3.01(c) and not subject to the increases described in Section 7.04, the adjusted rate will be the greater of :

                  (i) the sum of one (1) and the Applicable Interest Rate, divided by one and three hundredths (1.03), and reduced by one (1), which is expressed as ((1+AIR)/1.03)-1; and

                  (ii)     the lesser of

                           (A)      five percent (5%); or

                           (B) (I) for Participants whose Severance Date is after December 31, 2001, the sum of one (1) and the Applicable Interest Rate, divided by one and one hundredth (1.01), and reduced by one (1), which is expressed as ((1+AIR)/1.01)-1, and

                              (II)  for all other Participants, five percent
                                    (5%).

         Such adjustments shall apply only for periods following the assumed commencement of benefits and, for Participants whose Severance Date is after December 31, 2001, during which the Participant is eligible for the adjustments described in Article VII. Notwithstanding the foregoing, in the event the present value of a benefit determined by applying the adjustment to the Applicable Interest Rate described above is less than the present value of the benefit determined by applying the Applicable Interest Rate without adjustment, the Participant's benefit shall be the benefit determined by applying the Applicable Interest Rate without adjustment.

         For purposes of this Section, if the Participant's vested portion of the Actuarial Equivalent of the Participant's Accrued Benefit is zero
         (0), the Participant shall be deemed to have received a distribution of such vested portion.

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         In the event a distribution is made under this Section 14.09, or was made under any comparable provision of the Merged Plans 1995, prior to the end of the second Plan Year following the Plan Year in which the Participant's Severance Date occurred, Employee Contributions (with Interest), Months of Participation Service, Months of Accrual Service, Months of Farmland Participation Service, Months of Nationwide Participation Service, and Months of Wausau Participation Service accrued by the Participant prior to such distribution shall not be recredited to the Participant in accordance with Sections 6.05, 6.06 and 6.07. In the event a distribution under this section shall not occur prior to the end of the second Plan Year following such Severance Date, any such distribution shall be less than the present value of the Accrued Benefit of the Participant, or the Participant received a distribution of his or her Available Cash Benefit or Lump Sum Benefit, the Participant's Employee Contributions (with Interest), Months of Participation Service, Months of Accrual Service, Months of Farmland Participation Service, Months of Nationwide Participation Service, and Months of Wausau Participation Service shall be recredited to the Participant in accordance with Sections 6.05, 6.06, and 6.07, in the event the Participant shall repay to the Plan, within five years following his or her first Date of Hire following the Severance Date, the full amount of the distribution along with interest on such distribution in a single payment. Such interest shall be calculated from the date of the distribution to the date of repayment, and shall be determined at the rate in effect under Section 411(c)(2)(C) of the Code on the date of repayment, compounded annually.

14.10 The Administrative Committee shall have the authority to voluntarily correct any plan qualification failures including, but not limited to, those involving discrimination in favor of highly compensated employees, plan operations, or the terms of the plan document, as permitted by the voluntary compliance system ("VCS") instituted by the Internal Revenue Service, as in effect at such time. The Chairman of the Administrative Committee shall have the authority to acknowledge a Compliance Statement issued by the Internal Revenue Service with respect to a voluntary correction, and/or to enter into a Closing Agreement as deemed necessary to facilitate a voluntary correction under VCS.

14.11 Notwithstanding any other provision of this Plan, if the Plan Administrator determines that the address for a Participant, contingent annuitant, Alternate Payee, or beneficiary in the records of the Plan is inaccurate and a correct address cannot be obtained within six months using reasonable efforts, or six months have passed since the Plan Administrator issued a distribution check and the Plan Administrator has determined that the intended recipient of such check cannot be located using reasonable efforts:

         (a) The Accrued Benefit of any Participant, contingent annuitant, Alternate Payee or beneficiary for whom an address cannot be located by the Plan Administrator shall be forfeited at the end of the applicable six month period described in

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                  preceding sentence. Amounts forfeited under this provision shall be accounted for as follows:

                  (i) The amount forfeited shall be the portion of the Accrued Benefit remaining to be paid to the intended recipient of the distribution on the date of the forfeiture; and

                  (ii) Amounts forfeited shall be applied to reduce future contributions or to pay other plan expenses.

         (b) If the individual entitled to the forfeited Accrued Benefit later establishes a valid claim for the forfeited amount, then such amount shall be reinstated and shall be distributed in accordance with the normal rules of the Plan.

         Participants, Alternate Payees, Surviving Spouses and other beneficiaries entitled to benefits under the Plan are responsible for providing their most current address to the Plan Administrator and for notifying the Plan Administrator of any change in the address.

14.12 In the event the Covered Compensation of any Participant is adjusted retroactively, such Participant's Account Balance shall be adjusted as follows:

         (a) in the event the adjustment to Covered Compensation is positive, the Participant's Account Balance will be increased by additional Pay Credits based on the amount of the retroactive adjustment on the Payday on which such retroactive adjustment is reflected in the Participant's pay advice; or

         (b) in the event the adjustment to Covered Compensation is negative, the Pay Credits that would otherwise have been credited to the Account Balance of the Participant on the Payday on which the retroactive adjustment is reflected in the Participant's pay advice shall be reduced by an amount equal to the Pay Credits that were previously credited based on the amount of the retroactive adjustment and, if the Pay Credits that would otherwise have been credited on such Payday are not at least equal to the Pay Credits previously credited based on the amount of the retroactive adjustment, Pay Credits credited on preceding Paydays, and Interest Credits attributable to such Pay Credits, will be reduced beginning with the most recent Pay Credits and continuing until Pay Credits equal to the Pay Credits previously credited based on the amount of the retroactive adjustment are eliminated.

14.13 If a Participant's Available Cash Benefit, Lump Sum Benefit, Employee Contributions with Interest, or Mandatory Cash Benefit is distributed on or after January 1, 1993, notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee

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         may elect, at the time and in the manner prescribed by the Plan
         Administrator, to have any portion of an Eligible Rollover Distribution paid directly to one or more Eligible Retirement Plans specified by the Distributee in a direct rollover. The Plan Administrator shall provide each Distributee notice of his or her rights to make an election hereunder at such time and in such manner as shall be necessary to satisfy any requirements implemented by the Secretary of the Treasury. Distribution under this Section may commence at any time after such notice is given, provided that:

         (a) the Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least 30 days after receiving the notice to consider the decision of whether to elect a distribution (and, if applicable, a particular distribution option), and

         (b) the Distributee, after receiving the notice, affirmatively elects a distribution.

         The following definitions apply to this Section 14.13:

         "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         "Distributee" shall mean a Participant, the Surviving Spouse of a Participant, or an Alternate Payee.

         "Eligible Retirement Plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
         Section 403(a), a tax sheltered annuity described in Section 403(b), an eligible deferred compensation plan described in Section 457, or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution.

         "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any hardship distribution, any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under Code Section 401(a)(9).

14.14 In the event any person entitled to benefits under the Plan as a result of his or her survival of a Participant (and, where such individual is a contingent or default beneficiary, any

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         prior beneficiary) shall execute and deliver to the Plan Administrator a qualified disclaimer, as that term is defined in Code Section 2518, of Plan benefits, such individual shall be deemed to have predeceased the party whose death resulted in such beneficiary's entitlement to benefits. In the event that Plan benefits are distributed to such beneficiary prior to the receipt of such a disclaimer, the Plan Administrator and the Plan Sponsor, and their affiliates, shall be relieved from any liability to such beneficiary and any subsequent beneficiary to the extent of any payment made before receipt of the disclaimer.

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ARTICLE XV

                              TOP-HEAVY PROVISIONS

15.01    WHEN EFFECTIVE

         The following provisions shall become effective in any Plan Year after the Plan Year beginning in 1983 in which the Plan is determined to be a Top-Heavy Plan.

15.02    DETERMINATION OF TOP-HEAVY

         The Plan will be considered a Top-Heavy Plan for a Plan Year if, as of the Determination Date, (i) the Plan's Top Heavy Ratio exceeds 60%, or
         (ii) the Plan is part of a required Aggregation Group and the required Aggregation Group's Top Heavy Ratio exceeds 60%. However, and not withstanding the outcome under the preceding sentence, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is a part of a Required or Permissive Aggregation Group which has a Top Heavy Ratio of less than 60%.

         For purposes of this Section, the following terms have the meanings assigned:

         "Determination Date" shall mean the last day of the preceding Plan Year, or, for the first Plan Year, the last day of such first Plan Year. On each Determination Date, the present value of the accrued benefits taken into account shall be determined as of the first day of the Plan Year in which the Determination Date occurs, which is the valuation date of the Plan that falls within the 12-month period ending on such Determination Date and the date as of which the liabilities and assets of the Plan are determined for such Plan Year for purposes of the minimum funding requirements of the Code.

         "Key Employee" shall mean any employee, former employee or beneficiary in an employer plan who, at any time during the current Plan Year, is

         (a) an officer of the Participating Employers having annual Compensation in excess of $130,000, adjusted as provided in Code Section 416(i)(1)(A),

         (b)      a 5-percent owner of the Participating Employers, or

         (c) a 1-percent owner of the Participating Employers having an annual Compensation from the Participating Employers of more than $150,000.

         For purposes of clause (a), no more than 50 employees (or, if less, the greater of 3 or 10 percent of the employees) shall be treated as officers. For purposes of determining the

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         number of officers taken into account under clause (a), employees described in Code Section 414(q)(5) shall be excluded.

         "Permissive Aggregation Group" shall mean any Required Aggregation Group and any additional plans the Participating Employers may elect to treat as included in the aggregation group, if the resulting group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with such plans taken into account.

         "Required Aggregation Group" shall mean

         (e) each plan of a Participating Employer in which a Key Employee is a Participant, and

         (f) each other plan of such Participating Employer which enables any plan described in clause (e) of this definition to meet the requirements of Code Sections 401(a)(4) or 410.

         For purposes of the two preceding definitions, all defined benefit plans included in any such group must specify and use the same actuarial assumptions.

         "Top Heavy Ratio" shall mean, for a defined benefit plan, the ratio between the sum of the present values of the Accrued Benefits of all Key Employees as of any Determination Date and the sum of present values of all Accrued Benefits determined as of the same date. The Top Heavy Ratio for a defined contribution plan is the ratio of the account balances for Key Employees as of the Determination Date to all account balances as of such date. The Top Heavy Ratio for an aggregation group is the ratio between the total of the numerators of each plan's individual Top Heavy Ratio to the total of the denominators of each plan's Top Heavy Ratio.

         "Compensation" shall mean the compensation of the Participant from the Participating Employers for the year including amounts contributed by the Participant to any cafeteria plan, salary deferral contributions to a plan described in Code Section 401(k) or any salary deferral contributions to a simplified employee pension plan.

         For the purposes of calculating the Top Heavy Ratio for any Plan Year, a Participant's Accrued Benefit shall be the amount calculated as of the first day of the preceding Plan Year, increased by the aggregate distributions made with respect to him or her under the Plan during the the one year period ending on the Determination Date, provided, however, that in the event an amount is distributed to a Participant as a result of an event other than termination of employment, death or disability, a Participant's Accrued Benefit shall be increased by the aggregate distributions made with respect to him or her under the Plan during the 5 year period ending on the Determination Date. The present value of those distributed amounts shall be based on the actuarial assumptions, specified


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         by the Actuary from time to time, which assumptions shall be reasonable and consistent with the requirements of Code Section 416 and the regulations thereunder.

15.03    MINIMUM BENEFIT

         For any Plan Year in which the Plan is a Top-Heavy Plan, the minimum accrued benefit for each Participant who is not a Key Employee shall be equal to 2% of the average of his or her Compensation, as defined in
         Section 15.02 of this Plan, during the highest five consecutive Years of Service, multiplied by each of the Participant's first 10 Years of Service after December 31, 1983, in which the Plan is a Top-Heavy Plan.

15.04    MINIMUM VESTING

         For any Plan Year in which the Plan is a Top-Heavy Plan, notwithstanding the provisions of Section 6.02, each Participant with at least 3 Years of Service shall have a 100% Vested Interest in his or her Accrued Benefit.

15.05    CHANGE IN TOP-HEAVY STATUS

         If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the vesting schedule in Section 15.04 shall continue to apply in determining the vested Accrued Benefit of any Participant who had at least 3 years of Service as of December 31 in the last Plan Year of top-heaviness.

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                                   ARTICLE XVI

                               BENEFIT EXCEPTIONS

16.01 Anything in the Plan to the contrary notwithstanding, the following shall apply to any Participant who was in the employ of Michigan Life Insurance Company or National Casualty Company on November 9, 1984:

         (a) such Participant shall be deemed to be 100% vested in his or her Accrued Benefit hereunder, regardless the number of his or her Years of Vesting Service;

         (b) with respect to any such Participant who retires in 1985 with an improved early retirement pension under the Michigan Life Insurance Company/National Casualty Insurance Company 1976 Restated Retirement Plan, an amount actuarially equivalent to the annuity payable to such Participant from said Plan on account of Participation Service hereunder shall be transferred to said Plan, upon receipt of IRS approval of such transfer, whereupon liability for annuity payments hereunder with respect to such Participant shall cease, and

         (c) the provisions of Article V as constituted on August 22, 1984, shall apply to any Participant whose Severance Date occurred on or after September 1, 1974, and before March 1, 1976, and who was alive and had not reached his or her Participant Date on August 23, 1984.

16.02 Any person who was an employee of a station or cable system on the date the station or cable system was purchased by Nationwide Communications Inc., shall be treated hereunder as if he or she had transferred from the employ of a Non-Participating Employer to the employ of a Participating Employer on the date of such purchase, if such purchase occurred prior to September 1, 1996. Service with the station or cable system prior to date of purchase will be treated hereunder as Service with a Non-Participating Employer.

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16.03    Each individual employed by ALLIED Group, Inc. and ALLIED Life
         Insurance Company on September 30, 1998, shall be credited under this Plan with Months of Eligibility Service and Months of Vesting Service equal to his or her months of service with such employer, determined as if such employer had been a Non-Participating Employer under this Plan prior to that date, provided, however, that the maximum number of Months of Vesting service that can be credited to any individual pursuant to this section is sixty (60). Each of the individuals described in the preceding section shall also be treated as having received, for purposes of this Plan, Covered Compensation during 1998 equal to the compensation received from ALLIED Group, Inc. and/or ALLIED Life Insurance Company during that year.

16.04 Each Participant employed by a Participating Employer on November 1, 1998, and employed by Wausau Service Corporation or Liberty Mutual Insurance Company on January 1, 1999, whose Accrued Benefit was transferred to the defined benefit pension plan maintained by Liberty Mutual Insurance Company effective as of January 1, 1999 , shall be treated as provided in Section 6.09.

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                                  ARTICLE XVII

                                  CONSTRUCTION

The provisions of the Plan shall be construed, regulated, administered, and enforced according to the laws of the State of Ohio.


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                                  ARTICLE XVIII

                                    EXECUTION

The Plan, as amended, has been established by the Participating Employers in conformity with resolutions adopted by their respective Boards of Directors and may be executed in any number of counterparts, each of which will be considered an original.

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                                   ARTICLE XIX

                            RETIREE MEDICAL BENEFITS

The purpose of this Article is to provide for the funding and payment of certain sickness, accident, hospitalization, and medical expenses ("Retiree Medical Benefits") for eligible Covered Retired Participants and their Covered Dependents, as authorized by the Board of Directors of the Plan Sponsor or the Benefits Committee. The provisions of this Article are intended to comply with the requirements of Section 401(h) of the Code and regulations thereunder, which permit payment of such medical benefits from a pension plan qualified under
Section 401(a) of the Code.

19.01    DEFINITIONS

         Each term used in this Article, unless otherwise defined herein, shall have the same meaning assigned to such term under the Plan. For purposes of this Article, the following terms shall have the following meanings:

         (a) "Covered Dependent" means each of the dependents (as defined in Section 152 of the Code) of Covered Retired Participants, provided that, such dependents meet the conditions for coverage under the Retiree Medical Plan.

         (b) "Covered Retired Participant" means a retired Participant who was an employee of the Participating Employers in the calendar month immediately preceding the Covered Retired Participant's Retirement Date, and who meets the requirements for coverage under the Retiree Medical Plan at the time of the Covered Retired Participant's Severance Date, irrespective of such Participant's Retirement Date. In no event, however, shall the term "Covered Retired Participant" include (i) a retired Participant in the Plan who is a Key Employee (as defined in Section 416(i) of the Internal Revenue Code) during any Plan Year ending after December 31, 1993, or (ii) a retired Participant who for any period would qualify as a Covered Retired Participant but for the retired Participant's failure to make contributions required of retired Participants for continued coverage under the Retiree Medical Plan.

         (c) "Retiree Medical Benefits" means the benefits provided under the Retiree Medical Plan for certain sickness, accident, hospitalization, and medical expenses that are derived from employer contributions.

         (d) "Retiree Medical Plan" means the portion of any Employee Health Care Plan maintained by a Participating Employer that provides for post-retirement medical benefit coverage for Covered Retired Participants and Covered Dependents from

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                  the date this Article was adopted, and as such Retiree Medical
                  Plan may be amended from time to time thereafter.

19.02    MEDICAL BENEFITS

         Each Covered Retired Participant and Covered Dependent shall be eligible to receive, from time to time and subject to the provisions of this Article, the Retiree Medical Benefits as specified, from time to time, in the Retiree Medical Plan.

         Such Retiree Medical Benefits shall be provided in accordance with the terms and conditions of the Retiree Medical Plan, the provisions of which plan, as amended from time to time, are incorporated herein by reference for the purpose of describing, limiting, and otherwise providing for the payment of such Retiree Medical Benefits.

19.03    LIMITATIONS

         Retiree Medical Benefits for Covered Retired Participants and Covered Dependents shall be provided pursuant to the provisions of this Article and the Retiree Medical Plan, but subject to the following conditions and limitations:

         (a) The Retiree Medical Benefits provided under this Article, when added to any life insurance protection, as such term is defined in Treasury Regulation 1.401-14(c) (l)(i), provided under the Plan, shall at all times be subordinate to the retirement benefits provided under the Plan. Therefore, Retiree Medical Benefits provided under this Article shall be limited so that in no event shall the aggregate contributions of the Participating Employers for Retiree Medical Benefits and any life insurance protection ever exceed twenty-five percent (25%) of the aggregate contributions under the Plan for all benefits (including contributions to provide Retiree Medical Benefits and life insurance protection) accrued under the Plan after the effective date of this Article, other than contributions made to fund past service benefits. For purposes of this subparagraph, "life insurance protection" includes any benefit paid under the Plan on behalf of the Participant as a result of the Participant's death to the extent the amount of such benefit exceeds the amount of the reserve to provide the Participant's retirement benefits under the Plan at the time of his or her death, where such reserve is equal to the Actuarial Equivalent of the Participants's Accrued Benefit under Article III.

         (b) The Plan and the Retiree Medical Plan shall not discriminate in favor of highly compensated employees (as defined in Section 414(g) of the Code) with respect to coverage, contributions, or benefits. Such nondiscrimination requirements shall be applied to the entire Plan, including this Article.

         (c) Prior to the satisfaction of all liabilities under the Plan to provide the payment of

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                  Retiree Medical Benefits pursuant to this Article, neither contributions credited to the Account described in Section
                  19.06 nor investment income attributable thereto, may be used for, or diverted to, any purpose other than the provision of Retiree Medical Benefits hereunder or paying necessary or appropriate expenses attributable to the administration of the Account. Any amount remaining in the Account after satisfaction of all liabilities for Retiree Medical Benefits under the Retiree Medical Plan shall be returned to the Participating Employers.

19.04    CONTRIBUTIONS

         Retiree Medical Benefits payable pursuant to this Article as specified in Section 19.02 (as limited by Section 19.03) shall be funded through contributions by the Participating Employers to the Plan specifically designated for providing such benefits. For this purpose, the Participating Employers shall make annual or more frequent contributions to the Plan, to be credited to the Account described in
         Section 19.06, of amounts that are reasonably estimated to cover the total cost of the Retiree Medical Benefits to be provided pursuant to this Article and which contributions satisfy the general requirements applicable to deductions allowable under Section 404 of the Code (as set forth in Treasury Regulation Section 1.404(a)-3(f)). The total cost of providing such Retiree Medical Benefits shall be determined in accordance with any generally accepted actuarial method that is reasonable in view of the provisions and coverage of the Article, the funding medium, and other applicable considerations.

19.05    DISBURSEMENTS

         Disbursements from the separate subaccounts maintained in the Medical Benefits Account, as described in Section 19.06, shall be limited to payment of, in each Plan Year beginning on or after January 1, 2007, employer contributions for Retiree Medical Benefits under the Retiree Medical Plan, limited to an amount equal to the difference between:

         (a)      COSTS IN PRECEDING PLAN YEAR

                  The total, in the preceding Plan Year, of the claims costs and administrative expenses attributable to Covered Retired Participants and their dependents covered by such subaccounts, to the extent such costs and expenses exceed the contributions of Covered Retired Participants and their surviving dependents for coverage under the Retiree Medical Plan in such Plan Year, and

         (b)      COST IN THE BASE YEAR

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                  The total of the claims costs and administrative expenses for such Covered Retired Participants and their dependents for the Plan Year commencing on January 1, 2005, to the extent such costs and expenses exceed the contributions of such Covered Retired Participants and their surviving dependents for coverage under the Retiree Medical Plan in such Plan Year.

19.06    MEDICAL BENEFITS ACCOUNT

         The separate Medical Benefits Account (the "Account"), established under the Plan, shall be a bookkeeping account, maintained under the Plan to reflect the contributions made under Section 19.04 to fund the Retiree Medical Benefits specified in Section 19.02. The Account shall consist of two subaccounts. Subaccount A shall provide Retiree Medical Benefits solely for Covered Retired Participants whose date of birth was after December 31, 1950. Subaccount B shall provide Retiree Medical Benefits to any Covered Retired Participant. Benefits for Covered Retired Participants whose date of birth was after December 31, 1950, shall be paid from Subaccount B until such subaccount is exhausted. Contributions to the Account prior to December 15, 1999, shall be credited to Subaccount A. Contributions after that date shall be credited to Subaccount B. Each subaccount shall be charged for Retiree Medical Benefits paid from such subaccount, charges for necessary or appropriate expenses attributable to the administration of the subaccount, and to reflect the actual investment experience of the subaccount.

         The Account, and the subaccounts, shall be for record keeping purposes only, and funds contributed to the Account and credited to either subaccount need not be invested separately but may be invested in any one or more of the funds maintained within the retirement fund without identification of which investments are allocable to the Account. However, investment income, gains, and losses may be allocated to the Account and the subaccounts in a reasonable manner.

19.07    AMENDMENTS

         The Benefits Committee may amend from time to time, or the Board of Directors of the Plan Sponsor may terminate at any time, the Retiree Medical Benefits provided through the Retiree Medical Plan and funded under this Article. The Board of Directors of the Plan Sponsor may terminate the Account and eliminate this Article XIX should the Account have a zero balance.



         If the Retiree Medical Benefits provided under this Article are terminated, amounts in the Account shall continue to be used to provide Retiree Medical Benefits payable under this Article through the date of termination with respect to Covered Retired Participants and

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         their Covered Dependents at such date, but only to the extent amounts remain in the Account.

         No Participant, including but not limited to Covered Retired Participants and Covered Dependents, shall have any vested right to Retiree Medical Benefits. Accordingly, no individual has an interest in the Account which can be forfeited. In the event the Plan shall be changed at any time so that an individual has an interest which may be forfeited, then an amount equal to the amount of any such forfeiture shall be applied as soon as possible in succeeding years to reduce employer contributions to fund the Retiree Medical Benefits.


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                                   ARTICLE XX

                             EARLY RETIREMENT WINDOW

This Article provides enhanced benefits under this Plan for Participants who satisfy the eligibility requirements set forth in Section 20.01. Such enhanced benefits are described in Sections 20.02 through 20.04.

20.01    ELIGIBILITY

         A Participant, who attains age 55 and completes 240 Months of Vesting Service on or prior to April 30, 1995, shall be eligible for the benefits described in this Article, if he or she:

         (a) was, as of November 1, 1994, an employee of the Nationwide Mutual Insurance Company or the Nationwide Mutual Fire Insurance Company, assigned to property and casualty field operations, working in a location other than the home office of those companies, and such Participant was not:

                  (i)      an agency manager, or

                  (ii) a claims adjustment employee (including, but not limited to, a district claims manager, a claims division manager, a claims examiner, a claims representative, a claims adjuster a regional claims manager, an operations claims manager, a claims special investigator, a manager-claims special investigations, a claims file management specialist, a manager-regional case management, or a property damage specialist), on such date;

         (b) files his or her election to retire between March 1, 1995, and 5 o'clock p.m., eastern standard time, on March 15, 1995; and

         (c) has a Severance Date of the last day of February, March, or April, 1995, and a Retirement Date of the first day of the calendar month following his or her Severance Date.

         Any Participant who accrued a Month of Participation Service under
         Section 6.03 of this Plan for the month of November, 1994, shall be deemed to satisfy the condition of Section 20.01(a) if he or she satisfied that condition on his or her date of disability. Any Participant who fails to satisfy each of the conditions set forth in this Section 20.01


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         (or to be deemed to satisfy such conditions under the preceding paragraph), shall not be entitled to the benefits provided under the terms of this Article XX.

20.02    AGE ENHANCEMENT

         Any Participant who satisfies the eligibility requirements set forth in
         Section 20.01 shall have his or her early retirement benefit under
         Section 3.04 of this Plan calculated based on the application of the following early retirement factors, rather than those set forth in
         Section 3.04.

         Early Retirement Factors Applicable to a Participant Whose Termination of Employment Occurs On or After the Participant's 55th Birthday.

                              MONTHS EARLY                     FACTOR

                                     0                          100%
                                    12                          100%
                                    24                          100%
                                    36                          100%
                                    48                           99%
                                    60                           98%
                                    72                           97%
                                    84                           92%
                                    96                           87%
                                    108                          82%
                                    120                          77%

                  Early Retirement Factors Applicable to a Participant Whose Termination of Employment Occurs Prior To the Participant's 55th Birthday.

                              MONTHS EARLY                   FACTOR

                                     0                        100%
                                    12                        100%
                                    24                        100%
                                    36                        100%
                                    48                         93.3%
                                    60                         86.6%
                                    72                         80.0%
                                    84                         73.3%
                                    96                         66.6%
                                    108                        61.3%
                                    120                        56.0%
                                    122                        55.1%

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20.03    SERVICE ENHANCEMENT

         Any Participant who satisfies the eligibility requirements set forth in
         Section 20.01 shall be credited, solely for purposes of determining his or her Accrued Benefit under Section 3.01 of this Plan, with 36 Months of Participation Service in addition to those credited under the remaining provisions of this Plan.

20.04    SOCIAL SECURITY ADJUSTMENT

         Any Participant who satisfies the eligibility requirements set forth in
         Section 20.01 shall be ineligible for the Level Income Option described in Section 4.07 of this Plan. Such Participant, if he or she has not yet attained age 62, shall receive the benefit described in this
         Section 20.04.

         Each Participant described in the preceding paragraph shall receive an annuity certain equal to his or her estimated Primary Insurance Amount payable at age 62 under Social Security. Such benefit shall, in no event, be less than $400 per month.

         (a)      ANNUITY CERTAIN

                  The annuity certain provides increased monthly payments to the Participant commencing on his or her Retirement Date and terminating with the payment due on

                  (i) the last day of the calendar month in which his or her death occurs, or

                  (ii) the last day of the calendar month in which his or her 62nd birthday occurs,

                  whichever occurs first. If the Participant's death occurs before his or her 62nd birthday, annuity certain payments will be continued to his or her beneficiary on the last day of each calendar month thereafter terminating with the payment due on the last day of the calendar month preceding the Participant's 62nd birthday.

         (b)      SOCIAL SECURITY ESTIMATE

                  For the purposes of this Section 20.04, the estimated Primary Insurance Amount payable to a Participant at age 62 shall be equal to 80% of the amount determined by applying 1/12 of

                  (i)      his or her last Covered Compensation or

                  (ii) his or her Social Security Covered Compensation, whichever is less, to the December 1978 Social Security PIA Table, as updated from time to time.



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